PRELIMINARY PROXY

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                                WCM CAPITAL, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     Title of each class of securities to which transaction applies: Common

     Aggregate number of securities to which transaction applies: ___________

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $ per share*

     Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: NONE

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed: 6/20/00



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                                WCM CAPITAL, INC
                                76 Beaver Street
                                    Suite 500
                            New York, New York 10005
                             Telephone 212-344-2828

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JULY 31, 2000


To the Stockholders of WCM Capital, Inc.

     The special meeting (the "Special Meeting") of the stockholders of WCM Capital, Inc., a Delaware corporation (the "Company"), will be held on the 31st day of July, 2000, at 10:00 a.m. eastern daylight time at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081 for the following purposes:

     1. To approve the acquisition of 100% of the issued and outstanding shares of common stock of U.S. Mining, Inc., a New Jersey corporation in exchange for 85% of the total issued and outstanding shares of common stock of the Company;

     2. To approve an amendment to the Certificate of Incorporation of the Company to increase the authorized capital of the Company from 40,000,000 to 100,000,000; and

     3. To transact any other business incidental to the Special Meeting as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on June 6, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

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

     All stockholders are cordially invited to attend the Special Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Before doing so, the Company advises all stockholders to carefully read, review and consider the enclosed material. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                                   Sincerely,

                                   /s/ Robert Waligunda

                                   Robert Waligunda,
                                   President

New York, New York
June 30, 2000


     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE SPECIAL MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. AS THESE MATTERS ARE IMPORTANT AND INVOLVE THE ISSUANCE OF MORE THAN 50% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, AND AS APPROVAL BY THE STOCKHOLDERS OF THESE MATTERS WILL CONFER A CONTROLLING INTEREST IN THE COMPANY TO MR. WILLIAM MARTUCCI AND/OR HIS NOMINEE(S), STOCKHOLDERS ARE ADVISED TO CAREFULLY READ, REVIEW AND CONSIDER THE ENCLOSED MATERIAL.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER


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

                                Table of Contents




Proxy Statement Summary
     Introduction
          The Acquisition
          The Proposed Amendment to the
             Certificate of Incorporation
     The Special Meeting
     Required Vote
     The Parties to the Acquisition
     Relationships between the Company and Martucci
     Background of the Acquisition
     Recommendation of the Board; Reasons for the Acquisition
        Certain Effects of the Acquisition
     Closing Date
     Conditions to the Acquisition
     Termination of the Stock Purchase Agreement
        Absence of Regulatory Filings and Approvals
     Federal Income Tax Consequences of the Acquisition
     Market Price of the Company's Common Stock


Introduction

The Special Meeting
     Purpose of the Special Meeting
     Date, Time and Place of Special Meeting; Record Date
     Required Vote

Proposal 1.   The Acquisition
     General
     The Acquisition
     Background of Acquisition
     Recommendation for the Company's Board of Directors;
        Reasons for the Acquisition
     Relationships between the Company and Martucci;
        Potential Conflicts of Interest
     Effect of the Acquisition
     Resales of the Shares Under Rule 144
     Absence of Regulatory Filings and Approvals
     Federal Income Tax Consequences

The Stock Purchase Agreement
     Terms of the Acquisition
     Representations and Warranties
     Conditions to Consummation of the Acquisition
     Termination of the Stock Purchase Agreement
     Registration Rights


Proposal 2  The Amendment
     General
     Recommendation of the Board of Directors;
        Reasons for the Amendment

Information Regarding the Company
     General
     History and Development of the Company
     Other Ventures
     Water, Utilities and Refining Contracts
     Properties
        Colorado Mining Properties
        Hayden/Kennec Leases
        Location and Access
        Ore Deposition in the Area
        The Idaho Springs and Central Mining District
        Geology of the Franklin Mines
        Estimated Ore Reserves
        Operations
        Mill/Metallurgy
        Offices of the Company

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


      Legal Proceedings
        Convertible Debentures

Information Regarding USM

Management's Discussion and Analysis or Plan of Operations
     Liquidity and Capital Resources
     Plan of Operations
     Results of Operations 1999 vs. 1998
     Results of Operations 1998 vs. 1997

Market for Registration's Common Equity and Related Stockholder Matters

Sales of Restricted Securities

Security Ownership of Management

Independent Public Accountants

Where you can find Additional Information



APPENDICES


Appendix A                       Stock Purchase Agreement
Appendix B                       Amendment to Certificate of Incorporation
Appendix C                       Historical and Selected Financial Data
Appendix D                       Financial Statements of the Company
Appendix E                       Financial Statements of USM

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                                 PROXY STATEMENT

                                     SUMMARY

     The following summary is qualified in its entirety by and reference is made to the more detailed information appearing elsewhere in this Proxy Statement. Capitalized terms used but not defined in this Summary shall have the meanings ascribed to them elsewhere in this Proxy Statement. Stockholders are urged to read this Proxy Statement and its appendices in their entirety before voting.

Introduction

     The Acquisition.

     This Proxy Statement relates, in part, to the solicitation of proxies by the Board of Directors (the "Board") of WCM Capital, Inc., a Delaware corporation (the "Company"), to approve the acquisition (the "Acquisition") by the Company of all of the issued and outstanding stock of US Mining, Inc., a New Jersey corporation ("USM"), in exchange for the forgiveness of certain indebtedness of the Company to USM and an aggregate of 85% of the issued and outstanding shares or approximately 9,305,839 shares of common stock of the Company on the closing date (the "Acquisition"). The specific terms of the Acquisition are set forth in a Stock Purchase Agreement, dated January 18, 2000, among the Company, USM and Mr. William Martucci, the sole shareholder of USM (the "Stock Purchase Agreement").

     Pursuant to the terms of the Stock Purchase Agreement, the Company will acquire 100% of the issued and outstanding shares of USM, in exchange for the forgiveness of approximately $1,825,268.35 of indebtedness (the "Indebtedness) and approximately 85% or 9,305,839 shares of the Company's common stock (the "Shares"). The acquisition of USM will result in Martucci owning or controlling over a majority (85%) of the outstanding shares of the Company.

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

     The Board, of which Martucci is a member, is of the view that, notwithstanding the interests of Martucci in the acquisition of the stock of USM which presents Martucci with actual or potential conflicts of interest, the Acquisition of USM in exchange for the issuance of the Shares and forgiveness of the Indebtedness are fair to its stockholders. No independent third party was retained by the Board to evaluate the fairness of the Acquisition as to the stockholders of the Company.

     A copy of the Stock Purchase Agreement is attached as Appendix A to this Proxy Statement.

     The Proposed Amendment to the Certificate of Incorporation

     The Board of Directors of the Company has approved, and recommends that the stockholders adopt, an amendment of the Certificate of Incorporation of the Company to increase the number of shares the Company is authorized to issue from 40,000,000 to 100,000,000 (the "Amendment"). The Amendment, if adopted, would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which filing is expected to take place shortly after the stockholders approve the same. A copy of Certificate of Amendment to the Certificate of Incorporation is attached hereto as Appendix B.

The Special Meeting

     At the Special Meeting of the Company's stockholders (the "Company's Stockholders") and at any adjournment or postponement thereof (the "Special Meeting"), the Company's Stockholders will be asked to approve the Acquisition and the amendment of the Company's Certificate of Incorporation as proposed (the "Amendment").

     The Special Meeting is scheduled to be held at 10:00 a.m. Eastern Time, on the 31st day of July, 2000 at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081. The Board has fixed the close of business June 6, 2000 as the record date (the "Record Date") for the determination of holders of the Company's common stock, par value $.01 per share (the "Common Stock") entitled to notice of and to vote at the Special Meeting. Each holder of record of Common Stock at the close of business on the Record Date is entitled to one vote for each share of Common Stock then held on each matter submitted to a vote of stockholders. See "The Special Meeting."

     The Board unanimously approved the Acquisition and recommends that the Company's Stockholders vote "FOR" the each of the proposal to approve the Acquisition. See "The Acquisition-Recommendation of the Board; Reasons for the Acquisition."

     The Board unanimously approved the Amendment and recommends that the Company's Stockholders vote "FOR" the proposal to approve the Amendment. See "The Certificate of Incorporation Amendment-Recommendation of the Board, Reasons for the Amendment."

Required Vote

     Pursuant to Delaware law and the Company's By-Laws, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Acquisition and adopt the Amendment. Thus, a failure to vote or a vote to abstain will have the same legal effect as a vote cast against approval or adoption, as the case may be. In addition, brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners. See "The Special Meeting-Vote Required; Quorum."

     The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. As of the date of this Proxy Statement, no stockholder of the Company has indicated to the Board that he or she intends to vote in favor of any of the proposals before the stockholders of the Company at the Special Meeting.

The Parties to the Transaction

WCM Capital, Inc.

     The Company, incorporated on December 1, 1976 under the laws of the State of Delaware, is engaged in the exploration, development and mining of precious and nonferrous metals, including gold, silver, lead, copper and zinc. The Company owns or has an interest in a number of precious and nonferrous metal properties. The Company's principal mining properties are (i) the Franklin Mines, located near Idaho Springs in Clear Creek County, Colorado, for which the Company acquired the exclusive right to explore, develop, mine and extract all minerals located in approximately 51 owned and/or patented mining claims (the "Franklin Mines") and, (ii) the Franklin mill, a crushing and flotation mill which is located on the site of the Franklin Mines (the "Franklin Mill"). The Company's executive offices are located at 76 Beaver Street, New York, New York 10005, and its telephone number is 212-344-2828.

USM

     US Mining, Inc. is a New Jersey corporation organized on October 20, 1997 ("USM") which is an exploration stage company engaged in the business of holding and investing in mining properties. USM is wholly owned by Martucci and the Company is currently indebted to USM in the amount of $1,595,925.76 plus interest in the amount of $229,342.59 as of March 31, 2000.

Relationships between the Company and Martucci

     In considering the recommendation of the Board with respect to the Acquisition, the Company's stockholders should be aware that Martucci, a director of the Company, has interests in USM which may present actual or potential conflicts of interest. Currently, Martucci owns 100% of USM which holds a secured promissory note in the principal amount of $1,825,268.35.

     In view of the above summarized relationships among the Company and Martucci, a director thereof, the terms of the Acquisition may be viewed as having been negotiated on a non arms-length basis. See "Acquisition-Background of the Acquisition", "Acquisition- Relationships between the Company and Martucci; Potential Conflicts of Interest" and "Acquisition- Affects of the Acquisition".

Background of the Acquisition

     After several years of depressed mineral prices and unsuccessful efforts to attract equity investment and/or traditional financing to commence operations at the Franklin Mine and Mill, the Board has determined that the acquisition of USM would allow the Company to eliminate the Indebtedness which would release the security interest in substantially all of its properties, to exercise more control over its mining properties, seek third party investment and make the Company more attractive to third party financing. Therefore, the Board determined that the Acquisition is in the best interest of the stockholders and has approved and recommended the same to the stockholders. For a more compete description, See "Acquisition-Background of the Acquisition.

Recommendation of the Board; Reasons for the Acquisition of USM

     The Board has determined that the Stock Purchase Agreement, and the transactions contemplated thereby, are advisable and in the best interests of the Company and its stockholders and has unanimously approved and adopted the Stock Purchase Agreement, and the transactions contemplated thereby. In reaching its unanimous determination, the Board considered a number of factors, which taken together support such determination, including, without limitation, the Company's lack of success in attracting new investment or other financing to address the Company's needs for additional capital to commence operations at the Franklin Mine and to insure its viability as a going concern. For a more complete discussion of the factors considered by the Board, See "Acquisition-Recommendation of the Board of Directors".

Certain Effects of the Acquisition

     In the event that the stockholders approve the Acquisition, Martucci will own or control over a majority of the common stock of the Company which will give him significant influence over the policies and decisions affecting the Company generally. Moreover, the issuance of the Shares to Martucci will result in significant dilution to the stockholders of the Company.

Closing Date

     The Acquisition is expected to be consummated on or before August 18, 2000, assuming approval by the Company's stockholders of the Acquisition at the Special Meeting, or on such earlier date which shall be the first business day immediate following that day upon which the last of the conditions to closing of the Acquisition (the "Closing") are satisfied or waived (the "Closing Date"). See "Closing Date," "Acquisition-The Stock Purchase Agreement; Conditions to Consummation of the Acquisition."

Conditions to the Acquisition

     The obligations of the parties to complete the Acquisition are subject to a number of conditions. If these conditions are not satisfied or waived, the Acquisition will not be completed. These conditions included, among others, that the Acquisition shall have been approved by the Company's Stockholders. See "Acquisition- The Stock Purchase Agreement; Conditions to the Consummation of the Acquisition."

Termination of the Stock Purchase Agreement

     The Stock Purchase Agreement may be terminated by Martucci or the Company if there has been a material breach by the other party of such party's representations, warranties, covenants or agreements which has not been waived in writing. For a complete discussion of these termination provisions, see "Acquisition-The Stock Purchase Agreement; Termination of the Stock Purchase Agreement."

Absence of Regulatory Filings and Approvals

     The consummation of the Acquisition is not subject to obtaining any regulatory approvals or complying with any regulatory filing requirements. See "Acquisition - Absence of Regulatory Filings and Approvals."

Federal Income Tax Consequences of the Acquisition

     The following discussion regarding certain federal income tax consequences is based on current law. Stockholders should consult their own tax advisors as to the federal, state, local and foreign tax effects of the contemplated Acquisition in light of their individual circumstances.

     It is anticipated that the contemplated Acquisition will be accomplished on a tax-free basis to the Company and its stockholders. However, a portion of the Company's net operating loss will no longer be available for offset to future corporate taxable income as a result of the Acquisition. See
"Acquisition-Federal Income Tax Consequences."

Market Price of the Company's Common Stock

     On the Record Date, the closing price of the common Stock was $2.66 per share. See "Price Ranges of the Company's Common Stock."


                                  INTRODUCTION

     This Proxy Statement is provided to the Company's stockholders in connection with the Special Meeting. The Special Meeting will be held on the date, at the time and in the location, and will be held to consider the matters set forth under "The Special Meeting." The Board is soliciting proxies hereby for the use at the Special Meeting. Information with respect to the execution and revoking of proxies is provided under "The Special Meeting - Voting Rights." This Proxy Statement and the enclosed form of proxy are first being mailed to the Company's stockholders on or about June 30, 2000.

     The costs of solicitation of the proxies from the Company's stockholders will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians and other nominees for reasonable out-of-pocket expenses incurred in sending this Proxy Statement and other proxy materials to, and obtaining instructions relating to such materials from, the beneficial owners of the Common stock. Proxies may be solicited by directors or executive officers of the Company, in person, by letter or by telephone or telefax.

                               THE SPECIAL MEETING

Purpose of Meeting

     At the Special Meeting, the Company's stockholders eligible to vote thereat will be asked to consider and vote upon: (1.) the acquisition (the "Acquisition") by the Company of all of the


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

issued and outstanding stock of US Mining, Inc., a New Jersey corporation ("USM) in exchange for the forgiveness of certain indebtedness of the Company to USM and approximately 85 % of the Company's Common Stock pursuant to the terms of a Stock Purchase Agreement, dated January 18, 2000 (the "Stock Purchase Agreement"), and (2) a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital of the Company from 40,000,000 to 100,000,000 .

     The Board has unanimously approved the Acquisition and the Amendment and recommends that the Company's stockholders vote "FOR" such proposals. See "Acquisition - Recommendation of the Company's Board of Directors; Reasons for the Acquisition," and "The Amendment-Recommendation of the Company's Board of Directors; Reasons for the Amendment."

Date, Time and Place of Special Meeting; Record Date

     The Special Meeting is scheduled to be held at 10:00 AM Eastern Time, on the 31st day of July, 2000, at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081. The Board has fixed the close of business on June 6, 2000, as the record date (the "Record Date") for the determination of holders of Common Stock entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 1,642,207 shares of Common Stock (held by approximately 2751 persons of record) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote must be present at the Special Meeting in person or by proxy in order to constitute a quorum for the Acquisition of business.

Required Vote

     The Board is submitting the Acquisition and the Amendment to the Company's stockholders for approval in accordance with the requirements of its organizational documents and applicable securities laws. The effect of such submission under applicable Delaware law is that any Company stockholder voting in favor of the Acquisition may be effectively precluded from asserting any claim against the Board subsequent to the consummation of the Acquisition which would allege, among other things, that the Board breached its fiduciary duty to the Company's stockholders in approving the Stock Purchase Agreement, and the Acquisition contemplated thereby, including the consummation of the Acquisition and the Amendment.

     The affirmative vote of the holders of a majority of all of the outstanding shares of Common Stock is required to approve the Stock Purchase Agreement, and the transactions contemplated thereby and the Amendment. As of the date of this Proxy Statement, no stockholder of the Company has indicated to the Board of Directors that he or she intends to vote in favor of either the Stock Purchase Agreement and the transactions contemplated thereby or the Amendment.

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

     The Board is soliciting proxies so that each Company stockholder on the Record Date has the opportunity to vote on the proposed Acquisition and Amendment. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a Company Stockholder does not return a signed proxy card, his or her shares will not be voted (unless such stockholder attends and votes at the Special Meeting) and thus will have the effect of a vote against the Acquisition and Amendment.

     A broker who holds shares in street name will not be entitled to vote on the proposed Acquisition and the Amendment without instructions from the beneficial owner of such shares. This inability to vote is referred to as a broker non-vote. Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Special Meeting. If a quorum has been established for the purpose of conducting the Special Meeting, a quorum shall be deemed to be present for the purpose of all votes being taken at such meeting.

     The Company's stockholders are urged to mark the box on their proxy card to indicate how their shares will be voted. If a Company stockholder (other than a broker which holds shares in street name for its customers) returns a signed proxy card, but does not indicate how his or her shares are to be voted, the shares represented by the proxy card will be voted "FOR" the proposed Acquisition, "FOR" the proposed Amendment.

     The proxy card also confers discretionary authority on the individuals appointed by the Board and named on the proxy card to vote the shares represented thereby on any other matter incidental to the Special Meeting that is properly presented for action at the Special Meeting or any adjournment or postponement thereof. At this time, the Company knows of no other matters that may be presented for stockholder action at the Special Meeting. However, if any matters, other than approval and adoption of the Stock Purchase Agreement, and the transactions contemplated thereby, and the Amendment, should properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment. The Board will not vote proxies solicited by this Proxy Statement in favor of any proposal presented at the Special Meeting to adjourn or postpone the Special Meeting to a later date.

     All shares represented by properly executed and unrevoked proxies will be voted at the Special Meeting. Any stockholder may revoke his proxy at any time before the Special Meeting by written notice to such effect received by the Company at its corporate offices 76 Beaver Street, Ste 500, New York, New York 10005, Attention: Corporate Secretary, by delivery of a subsequently dated proxy, or by attending the Special Meeting and voting in person.

     A list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder at the Company's offices for a period of 10 days prior to the Special Meeting and at the Special Meeting itself.

     If the enclosed proxy card is duly executed and received in time for the Special Meeting, and if no contrary instructions are included on the proxy card, it is the intention of the persons manned as proxies to vote the shares of Common Stock represented thereby in favor of the proposal to approve and adopt the Stock Purchase Agreement, and the transactions contemplated thereby and the Amendment, and in the discretion of the persons named as proxies, in connection with any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

     In the event that there are not sufficient votes to approve and adopt the Stock Purchase Agreement, and the transactions contemplated thereby and the Amendment at the Special Meeting, it is expected that the Special Meeting will be postponed or adjourned in order to permit further solicitation of proxies by the Company.

     The delivery of this Proxy Statement shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof, June 30, 2000.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE STOCK PURCHASE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE AND ADOPT THE STOCK PURCHASE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

TE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDMENT. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE AND ADOPT THE AMENDMENT

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER ETHAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE COMPANY'S SOLICITATION OF PROXIES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.




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

PROPOSAL 1. THE ACQUISITION

General

     The following information, insofar as it relates to matters contained in the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, and the amendments thereto, which is incorporated herein by reference and attached hereto as Appendix A. Stockholders are urged to read the Stock Purchase Agreement in its entirety.

     All information contained in this Proxy Statement with respect to any party other than the Company has been supplied by that party for inclusion herein and has not been independently verified by the Company.

The Acquisition

     Subject to the approval of the Company's stockholders, the Company will acquire all of the issued and outstanding shares of stock of U.S. Mining, Inc., a New Jersey corporation ("USM"), all of which are currently held by William C. Martucci, a director of the Company in exchange for 85% of the issued and outstanding shares of Common Stock of the Company and the forgiveness of certain indebtedness of the Company currently owed to USM.

Background of the Acquisition

     The poor financial performance of the Company and the depressed prices of gold and other metals over the past few years caused the Company's management and Board to seek additional equity investments in the Company to finance operations and to provide an adequate capital foundation for further growth. Unfortunately, the Company had been unsuccessful in attracting equity investments and looked for alternative financing through joint venture and strategic partners. In 1997, the Company began its relationship with William C. Martucci, the 100% owner of USM, who has agreed to and continues to finance the Company. Due to the significant indebtedness of the Company to USM, the Company continues to be unsuccessful in attracting financial investment in the Company as USM currently has a security interest in substantially all of the assets of the Company.

     The sole business of the Company since its inception has been mining and milling in the Idaho Springs, Colorado mining region. On January 5, 2000, the Company submitted a letter to the DMG to clarify why, among other things, it has not completed all of the recommended preventive measures at its mining site, specifically with respect to its tailings ponds, to commence operations. The Company explained its difficulty in obtaining needed financing to continue its reclamation and remediation plans and to begin mining and milling operations at the Franklin Mines due to its current fiscal condition. Moreover, the depressed price of gold has made it increasingly difficult for the

Company to attract additional strategic partners or additional funding. Thus, the Company has concluded that it is economically unfeasible to mine and mill at the properties at this time, however, the Company did not wish to abandon its business plan or reclaim its mining properties but rather intends to maintain the mine and mill site and to comply with all DMG regulations with hopes of restarting the mine and mill as soon as the price of gold makes it profitable to do so.

     As a result of these problems, the Company has applied to have its mining permit be placed in Temporary Cessation. Temporary Cessation is a limited period of non-production, which results when an operator plans to temporarily cease production for at least 180 days upon the filing of notice thereof with the DMG. In the event that a Temporary Cessation is granted, no further reclamation work or mining work would be required for the duration of the Temporary Cessation, beyond basic maintenance and reclamation required to keep the site from further deterioration. The Company expects that its request will be granted during the third quarter 2000.

     Relationship with Martucci

     In early 1997, a former officer of the Company introduced a former joint venture partner of the Company to William C. Martucci through which the Company had established an independent relationship with Martucci and began discussions with Martucci with respect to a possible business combination between certain entities owned and controlled by him and the Company. As a result of these discussions, On September 25, 1997, the Company entered into a letter of intent with Martucci to acquire all of the outstanding shares of US Mining, Inc. ("USM") and POS Financial, Inc. ("POS") and in exchange for 85% of the outstanding shares of stock of the Company. Management believed that the financial support to be supplied by Mr. Martucci pursuant to the Martucci letter of intent would be sufficient to fund the Company prior to the consummation of the Transaction.

     On April 6, 1998, Martucci terminated the Letter of intent but continued to fund the Company (the "Advances"). On March 9, 1998, the Company executed a Loan Agreement and Promissory Note (the "USM Note") evidencing the terms upon which the Company would repay the Advances made by USM to the Company during 1997 and 1998. The USM Note bears interest at a rate o 8% per annum and is secured by a first priority lien on substantially all of the assets of the Company. As of December 31, 1999, the Company owed USM $1,669,040 of which $1,470,295 is attributable to principal and $198,745 to accrued unpaid interest on the USM Note .

     Additionally, on November 13, 1997, USM entered into an agreement with Mrs. Dorothy Hayden to purchase her 50% interest (the "Hayden Interest") in the mineral rights evidenced by the Hayden/Kennec Leases (the "Purchase Agreement"). The Hayden/Kennec Leases leased certain mineral rights located on the site of the Franklin Mines to the Company. Currently, the Hayden/Kennec Leases have expired and have not been renewed by the Company; however, the Purchase Agreement requires the payment of royalties to Mrs. Hayden until such time as the purchase of her interests is consummated. Mrs. Hayden has agreed to further extend the Hayden/Kennec Leases with respect to the Hayden Interest through July 31, 2000. The Company has also been advised by USM that all royalty payments have been paid and will continue to be paid until the sale is consummated or the Purchase Agreement is terminated. with respect to the 50% interest currently owned by Mrs. Kennec (the "Kennec Interest"), neither the Company nor USM has reached agreement with Mrs. Kennec with respect to the Kennec Interest. However, a failure by the Company to come to agreement with Mrs. Kennec regarding her interest will not have an adverse impact on the Company's ability to exploit the mineral rights evidenced by the Hayden/Kennec Leases, the Company has previously been advised that Colorado Law would permit the exploitation of the mineral rights so long as the non-participating owner (Mrs. Kennec) is paid whatever net profits are owed to her upon commencement of operations.

     If the Company acquires USM, it will then have control of the Hayden Interest of the Hayden/Kennec Leases and will have the ability to extinguish the indebtedness which, in effect has precluded the Company from acquiring financing from third party investors or lenders. See "Acquisition-Recommendation of the Board of Directors; Reasons for the Acquisition" and "Acquisition Relationship between the Company and Martucci; Potential Conflicts of Interest.

Recommendation of the Company's Board of Directors; Reasons for the Acquisition

     In reaching its unanimous determination that the Acquisition and the transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders, the Company's Board of Directors considered a number of factors, which factors, taken together, support such determination, including without limitation, the following:

     (1) The existing assets, financial conditions and lack of operations of the Company, including, without limitation, concerns over the Company's liquidity and capital resources, the inability of the Company to obtain new financing, and the assessment of management that the Company could not sustain its continuing operating losses on a long term basis;

     (2) The current and prospective environment in which the Company operates, including, the depressed price of gold and other minerals which make mining economically unfeasible at this time and the increasingly difficult regulatory climate in Colorado with respect to mining generally;

     (3) The conclusion of the Board that the Acquisition is most favorable to the Company in terms of long term revenue prospects and likelihood of consummation, based on the advice of Company's management and that the stockholders will realize greater value from a transaction such as this since the Company will exercise complete control over its mining properties and its indebtedness to USM will be extinguished;

     (4) The failed efforts of the Company in obtaining a strategic partner and or joint venture partner or effectuating a business combination, which would be beneficial to the Company due to the improvement of its assets by the USM security interests.

     (5) The terms and conditions of the Stock Purchase Agreement, as reviewed by the Board with its advisors, including the provisions relating to the cancellation of the Company's debt to USM.

     The foregoing discussion of the information and factors considered by the Company's Board is not meant to be exhaustive but is believed to include the material factors considered by the Board. The Board did not quantify or attach any particular weight to the various facts that is considered in reaching its determination that the Stock Purchase Agreement and the transactions contemplated thereby are advisable and in the best interest of the Company's Stockholders. In reaching its determination, the Board took the various factors into account collectively and the Board did not perform a factor-by-factor analysis, nor did the Board consider whether any individual factor was, on balance, positive or negative. Further, the Board did not seek any independent evaluation with respect to the fairness of the transactions as to the stockholders. However, the Board believes that the terms of the Acquisition are at least as fair to the Company and its stockholders as the Company could have obtained from an independent non-affiliated third party.

Relationship Between the Company and Martucci; Potential Conflicts of Interest

     In considering the recommendation of the Board with respect to the Acquisition, the Company's Stockholders should be aware that Mr. Martucci, a current director, has interests in connection with the Acquisition which may present him with actual or potential conflicts of interest. For a discussion of the relationship between the Company and Martucci, See "Background of the Acquisition - Relationship with Martucci."

     On or about August 3, 1998, the Company entered into agreements with each of USM (the "USM Agreement") and Martucci (the "POS Agreement"). Pursuant to the USM Agreement, USM agreed to forgive the indebtedness of the Company evidenced by the USM Note; release the security interests in the collateral of the Company securing the USM Note and assign its rights to the Hayden-USM Purchase Agreement in exchange for 42.5% of the issued and outstanding shares of the Company. Under the terms of the POS Agreement, Martucci agreed to sell to the Company 100% of the outstanding shares of POS and 100% of the assets in exchange for approximately 42.5% of the issued and outstanding shares of the Company. The Company intended to seek stockholders' approval of these transactions at its Annual Meeting of Stockholders held in October 1998.

     In August 1998, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the "Commission") for its annual meeting of stockholders, which included proposals to approve each of the USM Agreement and the POS Agreement. Shortly after the filing of the preliminary proxy materials, the Commission informed the Company that the staff of the Commission (the "Staff") would be conducting a review of the proxy materials and the proposals. The Company informed USM and Martucci of the Staff's inquiry and was thereafter notified that both parties wished to terminate the agreements under the premise that the Company could not secure stockholder approval of the Acquisition in a timely manner.

     On September 21, 1998, the Company received a letter from USM concerning the monies loaned to the Company by USM, which included the monies owed to USM by the Company pursuant to the terms of the USM Note and an additional $144,280 loaned to the Company subsequent to the date of the USM Note. At a meeting of the Board of Directors of the Company on October 8, 1998, a negotiated settlement Agreement was approved by the Board, whereby USM agreed to convert the Company's indebtedness to USM into shares of common stock of the Company at a conversion price equal to 50% of the closing bid price as of the close of business October 7, 1998. The price of the Company's common stock at the close of business on October 7, 1998 was $1.98, as adjusted per share. Therefore, the conversion rate under the settlement Agreement would be one share of common stock of the Company for each $1.00, as adjusted of indebtedness of the Company to USM.

     It was further agreed that the settlement plan would be implemented in a two-step transaction. Approximately $306,160 of loans would be paid by converting that portion into 309,252, as adjusted shares of common stock of the Company resulting in USM holding approximately 19% of the total issued and outstanding shares of common stock of the Company. The conversion of the remaining indebtedness would be predicated upon either (i) stockholder approval of the issuance of more than 20% of the Company's common stock in the aggregate to USM at a discount to market price as required by the rules of corporate governance promulgated by the NASDAQ Small Cap Market ("NASDAQ"), or (ii) the issuance of a waiver by the NASDAQ excepting the Company for compliance with this rule. USM also agreed that it would continue to provide the Company with financing going forward as further inducement to consummate the settlement Agreement set forth above.

     Due to the fact that the Company had already expended significant monies to conduct a proxy solicitation for its annual meeting scheduled on October 12, 1998, the Company made application to NASDAQ for a waiver of the meeting requirement described above.

     On October 19, 1998, the Company made a formal application to NASDAQ in accordance with Rule 4310(C)(25)(H)(ii) of the NASDAQ Stock Market for a waiver of the requirement that the Company call a meeting of its stockholders to approve the issuance of over 20% in the aggregate of its stock to USM at a price below market price. The rule allows for a waiver of this requirement when, among other things, a delay in securing stockholder approval would seriously jeopardize the financial viability of the Company. On or about October 24, 1998, the NASDAQ Stock Market contacted the Company and indicated that it was inclined to deny the Company's application unless additional information was submitted for review. The Company thereafter withdrew its application and re-opened negotiations with USM.

     On or about June 21, 1999, the Company entered into a letter of intent with USM to purchase substantially all of its assets in exchange for shares of common stock of the Company equal to 69% of the issued and outstanding shares of common stock. The letter of intent further contemplated the forgiveness of the USM Note and release of the security therefore upon the closing of the transaction. On or about October 5, 1999 USM notified WCM Capital, Inc. that it was withdrawing its letter of intent.

     On January 18, 2000, the Company, Martucci and USM entered into an agreement whereby the Company agreed to acquire USM in exchange for approximately 85% of the Company's common stock which is the subject before this Special Meeting. In view of the relationship between the Company and Martucci, the terms of the Acquisition may be viewed as having been negotiated on a non arms-length basis. See "The Acquisition - Relationships Between the Company and Martucci; Potential Conflicts of Interest," "Certain Relationships and Related Transactions."

Effect of the USM Acquisition

     Upon the consummation of the Acquisition, Martucci will own approximately 85% of the issued and outstanding shares of Common Stock of the Company. Stockholders will also experience significant dilution of their ownership immediately following the issuance of the Shares to Martucci. Martucci will own and/or control a majority of the Common Stock of the Company and will exert influence with respect to management and other decisions of the Company.

Resales of the Shares Under Rule 144 By Martucci

     The shares to be issued to Martucci in connection with the Acquisition will be restricted and will not be available for resale absent an effective registration statement or exemption from registration as provided for in the Securities Act of 1933, as amended (the "Act"). Rule 144 under the Act permits the resale of restricted securities without registration under certain circumstances. Since Martucci will hold over a majority of the shares of Common Stock of the Company and is a director of the Company, he is deemed an affiliate for purposes of Rule 144 and will have significant restrictions placed upon him with respect to holding periods, limitations on the amount of shares he can sell in each quarter and his ability to transfer his stock generally. It should be further noted that the Stock Purchase Agreement grants Martucci certain Registration Rights which may, if exercised in the future, allow for the resale of Martucci's shares pursuant to an effective Registration Statement. See "Stock Purchase Agreement - Registration Rights".

Absence of Regulatory Filings and Approvals

     The Acquisition and the issuance of the Shares in connection therewith, is not subject to obtaining any regulatory approvals or complying with any regulatory filing requirements.

Federal Income Tax Consequences

     The following discussion regarding material federal income tax consequences is based on current law. Stockholders should consult their own tax advisors as to the federal, state, local and foreign tax effects of the contemplated Acquisition in light of their individual circumstances.

     It is anticipated that the contemplated Acquisition will be accomplished on a tax-free basis to the Company and its stockholders. However, a portion of the Company's net operating loss will no longer be available for offset to future corporate taxable income as a result of the transactions.

                          THE STOCK PURCHASE AGREEMENT

     The following is a summary of all material terms of the Stock Purchase Agreement. This summary is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Terms of the Acquisition

     Subject to the approval of the Company's stockholders, Martucci will sell all of the issued and outstanding stock of USM to the Company pursuant to the terms of the Stock Purchase Agreement and forgive certain indebtedness of the Company to USM in exchange for 9,305,839 shares or 85% of the Company's Common Stock.

Representations and Warranties

     Each of the Company and USM have made various representations and warranties to each other in the Stock Purchase Agreement relating to the following matters (which representations and warranties are subject, in certain cased, to specified exceptions: (i) corporate organization and qualification;
(ii) corporate power and authority, (iii) financial statements, (iv) Absence of certain developments, (v) absence of undisclosed liabilities, (vi) taxes, (vii) title to property, (viii) compliance with other agreements, (ix) litigation, (x) employees, (xi) registration rights, (xii) governmental consents, (xiii) compliance with laws, (xiv) permits, (xv) offerings, (xvi) brokers and finders fees, (xvii) intellectual property (xviii) property and equipment, (xix) Insurance, (xx) ERISA, (xxi) no misrepresentations or omissions and (xxii) contracts. Additionally, Martucci has made representations and warranties to the Company regarding (i) power and authority and (ii) investment intent. In general, the representations and warranties of the parties survive the Closing for three years; however, certain of them will survive the Closing indefinitely.

Conditions to Consummation of the Acquisition

     Pursuant to the Stock Purchase Agreement, the obligations of the Company to complete the Acquisition thereunder are subject to the fulfillment of the following conditions (i) the representations and warranties made by the parties are true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date, (ii) all covenants, agreements and conditions contained in the Stock Purchase Agreement to be performed by the parties at or prior to the Closing Date shall have been performed or complied with, including the obtaining of all consents necessary for the consummation of the transaction by Martucci and USM (iii) USM shall have delivered to the Company a certificate executed by its President dated the Closing Date and Martucci shall have delivered a certificate executed by Martucci certifying to the fulfillment of the conditions specified in the Stock Purchase Agreement as they relate to USM and Martucci, respectively, (iv) Martucci shall have delivered to the Company certificates representing 100% of the Common Stock of USM, duly endorsed for transfer to the Company, (v) the Company's Stockholders shall have approved the Stock Purchase Agreement and the transactions contemplated thereby and (vi) the Company received a certificate of the Secretary of USM certifying as to (A) the Certificate of Incorporation any amendments to restatements thereof; (B) By-Laws and any amendments to restatements thereof; (C) the good standing of USM in New Jersey; (D) resolutions of the Board of Directors authorizing the execution of the Stock Purchase Agreement and the other transactions contemplated herein; and
(E) incumbency of USM's signatories.

     Pursuant to the Stock Purchase Agreement, the obligations of Martucci and USM, to complete the Acquisition thereunder are subject to the fulfillment of the following conditions (i) the representations and warranties made by the Company are true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date, (ii) all covenants, agreements and conditions contained in the Stock Purchase Agreement to be performed by the Company at or prior to the Closing Date shall have been performed or complied with, (iii) the Company delivers to Martucci a certificate executed by the President of the Company certifying to the fulfillment of the conditions specified in the Stock Purchase Agreement as they relate to the Company, (iv) the Company shall issue or cause to be issued to Martucci certificates representing 85% of the Company's Common Stock, and (v) Martucci receive a certificate of the Secretary of the Company certifying as to (A) the Certificate of Incorporation of the Company and any amendments to restatements thereof; (B) By-Laws of the Company and any amendments to restatements thereof; (C) the good standing of the Company in Delaware; (D) resolutions of the Board of Directors authorizing the execution of this Agreement and the other transactions contemplated herein; and (E) incumbency of the Company's signatory.

Termination of the Stock Purchase Agreement

     This Stock Purchase Agreement may be terminated at any time prior to the Closing, whether prior to or after approval by the stockholders of the Company by mutual consent of the Company, Martucci and USM or by either the Company, on the one hand, or Martucci, on the other, if; (i) the other party shall, when made, have breached in any material respect any of its representations or warranties contained in the Stock Purchase Agreement; (ii) any representation or warranty shall not be correct or accurate in all material respects at and as of the Closing Date with the same effect as if made at such time (with such exceptions as are permitted hereunder); (iii) the other party shall have failed to comply in all material respects with any of its convents or agreements contained in the Stock Purchase Agreement to be complied with or performed by it at or prior to the Closing Date; (iv) if a permanent injunction is entered, enforced or deemed applicable to the Stock Purchase Agreement which prohibits the consummation of the transactions contemplated thereby and all appeals of such injunction shall have been taken and shall have been unsuccessful; (v) if any governmental entity, the consent of which is a condition to the obligation of such party to consummate the transaction contemplated hereby, shall have determined not to grant its consent and all appeals of such determination shall have been taken and shall have been unsuccessful; or (vi) the Closing Date shall not have occurred by August 18, 2000.

     In the event of termination of the Stock Purchase Agreement, all rights of the parties will cease and terminate, except for any rights as any party may otherwise have for breach of contract, including, without limitation, rights for breach of any representations, warranties or covenants contained in the Stock Purchase Agreement

Registration Rights

     If during the two year period commencing upon the Closing Date, the Company should file a registration statement with the Securities And Exchange Commission to register any of its securities (other than pursuant to Form S-8, a registration statement concerning a merger or acquisition or other comparable form), a holder of the shares issued to Martucci (the "Martucci Shares") pursuant to the Stock Purchase Agreement can request that his shares be included in such registration statement (whether owned by Martucci or a transferee of Martucci.)

     Commencing six months after the Closing Date and continuing until the second anniversary of the Closing Date, the Company, upon written notice from the Holder(s) of in excess of 50% of the Martucci Shares, must file a registration statement covering the sale of all of the remaining shares Martucci Shares not later than 60 days after the date of the notice; provided, however, that such period may be extended or delayed by the Company for one period of up to 45 days if, upon the advice of counsel at the time such registration is required to be filed, or at the time the Company is required to exercise its best efforts to cause such registration statement to become effective, such delay is advisable and in the best interests of the Company of the existence of non-public material information, or to allow the Company to complete any pending audit of its financial statements.

     Notwithstanding, the Company is not required to include any Martucci Shares in an underwritten offering of the Company's securities unless the holders accept the terms of the underwriting as agreed upon between the Company and its underwriters and the holders agree to execute any documents as may be required by the Company or the managing underwriter in connection with such underwriting.

     The Company has no plans to conduct any public offering of its securities at this time or in the near future unless it shall be requested to do so in accordance with the provisions of the Stock Purchase Agreement.


PROPOSAL 2. THE AMENDMENT

General

     The Board of Directors of the Company has approved, and recommends that the stockholders adopt an amendment to the Certificate of Incorporation of the Company, in the form attached as Appendix B, to increase the number of shares the Company can issue from 40,000,000 to 100,000,000. The Board believes that additional shares of Common Stock of the Company should be available from time to time for proper corporate purposes. The newly authorized shares of Common stock will be issuable from time to time by action of the Board of Directors for any proper corporate purpose, without stockholder approval unless required by applicable law or the rules of the NASD and/or NASDAQ Small Cap Market. These purposes could include, without limitation, financing, payment of stock dividends, subdivisions of outstanding shares through stock splits, employee stock operations and bonuses and corporate acquisitions. At the present time, the Company has no immediate plans to issue the newly authorized shares other than for corporate Acquisition in the ordinary course of business and to consummate the Transactions set forth therein.

Description of the Common Stock

     The Company currently has 40,000,000 shares of authorized common stock, $.01 par value per share. As of The Record Date, there were 1,642,207 shares issued and outstanding. Upon consummation of the Acquisition, there will be approximately 10,948,146 shares issued and outstanding (assuming that no additional shares will be issued by the Company prior to the consummation of the Acquisition).

     Holders of the common stock of the Company are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Stockholders do not have cumulative voting rights. Holders of common stock are entitled to receive ratably such dividends as may be declared from time to time by the Board of Directors out of funds legally available therefore. In addition, pursuant to the terms of the Company's 12 1/4% Convertible Debentures, the Company is prohibited from paying dividends on its common stock unless and until it no longer is in default under the terms of the Convertible Debentures. See "Legal Proceedings-Convertible Debentures."

     In the event of a dissolution, liquidation, or winding up of the Company, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Holders of common stock have no right to convert their common stock into any other securities of the Company. The common stock holders have no preemptive or other subscription rights and there is no redemption or sinking fund provisions applicable to the common stock.

Recommendation of the Board of Directors; Reasons for the Amendment

     In reaching its unanimous determination that the Amendment to the Certificate of Incorporation is advisable and in the best interest of the Company and its stockholders, the Company's Board of Directors considered a number of factors, which factors, taken together, support such determination, including, without limitation, that the Company would have ample shares of common stock available for proper corporate purposes, such as financing, payment of stock dividends, subdivisions of outstanding shares through stock splits, employee stock option and bonuses and corporate Acquisition.

     The foregoing discussion of the information and factors considered by the Company's Board is not meant to be exhaustive but is believe tot include the material factors considered by the Board. The Board did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the Amendment is advisable and in ht best interests of the Company's stockholders. In reaching its determination, the Board took the various factors into account collectively and the Board did not perform a factor-by-factor analysis, nor did the Board consider whether any individual factor was, on balance, positive or negative.

                        INFORMATION REGARDING THE COMPANY

               CAUTIONARY STATEMENT ON FORWARD LOOKING STATEMENTS

     Except for the historical information contained herein, Management believes that certain statements appearing in this Proxy Statement constitute "forward looking statements" as defined in Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by terminology such as may, will, should, expect, plan, intend, anticipate, believe, estimate, predict, potential or continue, the negative of such terms or other comparable terminology. Such forward-looking statements may involve known or unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or developments in the Company's industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. The Company cautions readers that any such forward-looking statements are based upon management's current expectations and beliefs but are not guaranties of future performance. Actual results could differ materially from those expressed or implied in forward-looking statements.

General

     The Company incorporated on December 1, 1976 under the laws of the State of Delaware, is engaged in the exploration, development and mining of precious and nonferrous metals, including gold, silver, lead, copper and zinc. The Company owns or has an interest in a number of precious and nonferrous metal properties. The Company's principal mining property is the Franklin Mines, located near Idaho Springs in Clear Creek County, Colorado, for which the Company acquired the exclusive right to explore, develop, mine and extract all minerals located in approximately 51 owned and/or patented mining claims (the "Franklin Mines") and a crushing and flotation mill which is located on the site of the Franklin Mines (the "Franklin Mill"). While none of its properties were operational in fiscal year 1999, the Company continues its rehabilitation of the property in anticipation of the commencement of operations in the future.

History and Development of the Company

     The claims that comprise the Franklin Mines are located on a site upon which placer gold was discovered above the ground at Idaho Springs, Colorado in 1859. The Franklin Mines vein system was discovered in 1865. Thereafter, mining commenced on the site in 1865 and continued on an almost uninterrupted basis through 1915 until the outbreak of World War I caused curtailment of mining operations in the area. The principal minerals extracted during this period were gold, silver, lead, copper, and zinc. The Franklin Mines have not operated on a continuous or consistent commercial basis since 1915.

On December 26, 1976, the Company acquired Gold Developers and Producers Incorporated, a Colorado corporation that leased 28-patented mining claims from Audrey and David Hayden and Dorothy Kennec pursuant to a mining lease and option to purchase, dated November 12, 1976 (hereinafter collectively referred to as the "Hayden/Kennec Leases"). In 1981, the Company commenced a rehabilitation program to extend and rehabilitate the shafts and tunnels in place at the Franklin Mines, install the Franklin Mill and search for and delineate a commercial ore body. The Company completed the Franklin Mill, which is capable of crushing, processing and concentrating approximately 150 tons of ore per 24-hour period, in 1983.

Operations at the Company's Mining Properties

(1)  The Franklin Mining Properties

     During fiscal year 1998 and 1999, no mining or milling activities were conducted at the Franklin Mine. However, the Company continued its rehabilitation program and reclamation program in anticipation of commencing operations. Specifically, the Company continued with its water monitoring programs and commissioned additional reports and research into claims located on the mining property. The Company has through fiscal year 1999, and will continue, through fiscal year 2000, to take steps toward bringing the Franklin Mine and Mill into operation.

     Since its inception, the Company has spent significant monies constructing the Franklin Mill, rehabilitating the Franklin and Freighters Friend shafts and underground workings and constructing surface support facilities of the Franklin Mines. In recent years, the Company has (a) instituted a plan for quarterly ground water monitoring which includes surface water and ground water sampling plans, (b) taken steps to correct run-off problems associated with the Tailings Pond disposal areas currently located on the property, (c) reclaimed the lined tailings ponds located adjacent to the Franklin Mill, (d) set forth preliminary plans for the installation of a paste backfill system for tailings disposal and
(e) applied to the Colorado Division of Minerals and Geology, the state governing authority for mining and milling (the "DMG") for expansion of the permitted area at the Franklin Mines and Franklin Mill to allow for performance of certain of the remediation work outlined above. The Company believes that upon the institution of a paste backfill system, it will have adequate capacity for tailings disposal once operations commence. However, should additional tailings disposal areas be required, the Company may make application to the DMG to reopen the lined tailings ponds recently reclaimed. In addition, the Company has instituted an environmental protection plan containing emergency response plans for designated chemicals used on site and appropriate measures consistent with local government agencies to prevent damage to area wildlife form chemicals, toxic or acid forming materials and/or acid mine drainage. The Company's plan has been approved by the DMG.

     Throughout 1999, inspections of the Franklin Mining properties revealed that certain reclamation issues still remained outstanding at the property. Specifically, certain drainage problems and substandard linings at the tailings disposal areas created potential hazards and required protection measures be addressed. Tailings Pond No. 5 was of specific concern to the DMG. After several extensions had been granted, the Company was unable to complete all of the preventive work required by the DMG. Due to lack of funds, the Company has not been able to institute its paste backfill program, which it believes would alleviate the problems currently existing at its tailings disposal area.

     On January 5, 2000, the Company submitted a letter to the DMG to clarify why, among other things, it has not completed all of the recommended preventive measures at the site, specifically with respect to its tailings ponds, and commenced operations. The Company explained its difficulty in obtaining needed financing to continue its reclamation and remediation plans and to begin mining and milling operations at the Franklin Mines due to the depressed price of gold. Therefore, the Company concluded that it is economically unfeasible to mine and mill at the properties at this time. The Company further stated, however, that it did not wish to abandon its business plan or reclaim the property but rather intends to maintain the mine and mill site and to comply with all DMG regulations with hopes of restarting the mine and mill as soon as the price of gold makes it profitable to do so.

     On February 7, 2000, the DMG responded to the Company's correspondence with a recommendation that the Company's mining permit be placed in Temporary Cessation. Temporary Cessation is a limited period of non-production, which results when an operator plans to temporarily cease production for at least 180 days upon the filing of notice thereof with the DMG. In the event that a Temporary Cessation is granted, no further reclamation work or mining work would be required for the duration of the Temporary Cessation, beyond basic maintenance and reclamation required to keep the site from further deterioration. The DMG further indicated that should the Company choose to apply for Temporary Cessation, certain of the tailings pond area would be required to be stabilized and the groundwater and the stability of the tailings ponds must be protected from further deterioration. The DMG required that any notice of Temporary Cessation submitted must specifically address an alternative interim reclamation plan for Tailings Pond No. 5 as well as outlining the temporary stabilization measures needed to comply with these requirements.

     As recommended by the DMG, the Company requested for a change of status of its permit to Temporary Cessation. Following a meeting of the DMG and representatives of the Company held on February 10, 2000, the DMG set forth the measures in a letter, dated March 9, 2000, which must be taken by the Company to bring the site into compliance with groundwater regulations and to stabilize the tailings pond and site during the Temporary Cessation. The Company has been given until April 6, 2000 to submit a written commitment to complete all of the required actions by May 30, 2000 for its Temporary Cessation request to be granted. In addition, before coming out of Temporary Cessation, the Company must commit to determining whether the current conditions of its tailings disposal areas is adequate for further tailings disposal and in no event will the Franklin Mill be permitted to operate without prior approval by DMG of a comprehensive tailings disposal plan. The Company expects that its application will be approved in the third quarter of 2000.

     The Company has not conducted any significant commercial mining operations and, as a result, had not generated any significant revenues through December 31, 1999 from operations at the Franklin Mine. Therefore, the Company remains in the exploration stage. The Company, however, is hopeful that economically viable commercial mining operations at the Idaho Springs mining facilities can be conducted in the future, however, given the current economic climate, it is unlikely that the Company will commence operations in the year 2000. It is the Company's intention, however, to prepare for full-scale operations should the price of gold reach $350 per ounce or greater. The Companies will continue to work closely with Colorado state mining regulatory agencies in preparation and anticipation of full-scale operations at the Franklin Mines and Franklin Mill.

(2)  Newmineco and the Mogul Mine

     On September 26, 1996, the Company acquired a 20% interest in Newmineco from Gems & Minerals Corp., a former joint venture partner of the Company ("Gems") for a purchase price of $600,000 evidenced by an interest only note bearing interest at 9.5% per annum (the "Newmineco Note"). Newmineco was formed for the purpose of exploiting certain rights to a mining property known as the Mogul Mine evidenced by a Lease dated March 18, 1996, entered into between Island lessor/optionor as to the Muscat Lode claim only) as lessor (the "Rugg/Mogul Lease"). The Rugg/Mogul Lease was contributed to Newmineco prior to the acquisition by the Company of 20% of the LLC. The Company continues to maintain its interest in Newmineco but has been informed that the LLC has abandoned its plan to participate in the exploration of the Mogul Mine and no longer possesses the leasehold interest evidenced by the Rugg/Mogul Lease.

(3)  The Gold Hill Mill

     In 1996, the Company acquired the Gold Hill Mill in hopes of increasing its milling capacity to mill ore extracted from the Franklin Mines and other mining properties in the region. However, in 1997, it became clear that the regulatory climate made it economically unfeasible to bring the Gold Hill Mill into operation. Recent changes in the laws governing milling and mining in Boulder County restrict the use of milling facilities located in Boulder County to processing ore recovered within the county only. These legal changes prohibited the Company from using the Gold Hill Mill for processing ore from the Franklin Mines.

     Therefore, on or about June 5, 1998, the Company sold the Gold Hill Mill to Denver East Machinery Company ("Denver East") for an aggregate purchase price of $1,075,000. Payment of the purchase price was made by transferring certain property and equipment owned by Denver East having a fair market value of $725,000 a demand note in the aggregate principal amount of $350,000 which was payable to Denver East by Com, Inc., an affiliate of Gems (the "Denver East Note"). The Denver East Note is payable and accrues interest at a rate of 14% per annum. As of the date hereof, the Company has not made demand for payment under the terms of the Denver East Note nor does the Company expect to ever collect on such note due to the Borrowers lack of funds.

Other Ventures

     On or about January 11, 1999, US Mining, Inc. ("USM"), a Company wholly owned by Mr. William C. Martucci, a director of the Company executed a letter of intent with agents for the Alamosa Mining and Leasing Company, Inc. and the Renegade, LLC to enter into a joint venture arrangement for the exploitation of the Shafter Mining Property located in Clear Creek County, Colorado. The letter of intent was assigned to the Company on January 11, 1999.

     After consultation with USM and completion of preliminary due diligence with respect to the feasibility of commencing mining operations at the Shafter Mining Property, the Company determined that it was not feasible to pursue this arrangement and notified the parties of its intent in April 1999.

     On January 18, 2000, the Company, Mr. William C. Martucci, a director of the Company and USM entered into an agreement whereby the Company would acquire USM in exchange for approximately 85% of the issued and outstanding shares of the Company on the closing date. See Proposal 1 - The Acquisition.

Water, Utilities and Refining Contracts

     The Company has historically purchased power from Public Service Company of Colorado at its published rates. Moreover, the Company's management believes that sufficient water for present and future operations may be obtained from the City of Idaho Springs at its normal rates or from other nearby sources at reasonable rates. The Company's management does not anticipate any difficulty in obtaining sufficient water and power sources for its future mining and milling operations.

     In the past, the Company has entered into refining agreements with Zinc Corporation of America and ASARCO Incorporated for the sale and refining of lead, zinc and copper concentrates produced from the Franklin Mine in Colorado. The Company's management expects that at such time as it recommences active mining and milling operations, the Company will not have difficulties in renewing or renegotiating contracts with either ASARCO or Zinc Corporation of America or entering into new contracts with their competitors.

Employees and Technical Consultants

     The Company had no full-time employees. The Company's executive officers serve as needed on a part-time basis for no compensation. However, on or about June 1, 2000 the Company issued 169,750 shares of Common Stock to Richard Brannon, a Vice President of the Company and 153,690 shares of Common Stock to Joseph Laura, a consultant of the Company. The shares were issued to Laura as compensation for services rendered and to Brannon for present and future services rendered in connection with the Company's mining business. These shares were registered by the Company on Form S-8 on or about June 6, 2000. With respect to operations at the Franklin Mines and Franklin Mill, technical personnel and other qualified consultants and experts are retained on a contract or consulting basis as needed. Management anticipates that as the Company's business develops, additional technical administrative staff may be hired as well as qualified geological and technical consultants on an as needed basis.

Properties

Glossary of Terms

Assay                             A chemical evaluation of metal content
                                  conducted after mining ore.

Backfill Mine waste which is disposed of underground in a formerly mined area.

Chalcopyrite                      A mineral containing copper, iron and sulphur.

Cyanidation and Pulp Recovery     The process by which gold is extracted in the
                                  milling process through the use of cyanide.

Exploration stage Company         Companies engaged in the preparation of an
                                  Established commercially mineable deposit or reserve for its extract which are not in the production stage.

Dip                               An angle measured in degrees from the horizon.

Fault A fracture in the earth through which mineralizing solutions may rise and form a vein.

Fault System                      A large regional fracture.

Footwall That portion of the vein which is located below.

Galena                            A mineral containing both lead and sulphur.

Gravity Concentration             Minerals concentrated by application of
                                  devices employing the force of gravity.

Hanging wall                      That portion of the vein which is overhead.

J.L. Emerson Fault                A large fracture in the earth' s crust located
                                  in the Franklin Mine area.

Laramide Period                   A period in history dating back approximately
                                  70 to 90 million years ago.

Main Trunk                        A highly mineralized portion of the J.L.
                                  Emerson fault located on the properties
                                  constituting the Franklin Mines.

Massive Sulfides                  High quality ore.

Microcline gneiss                 A type of rock found at the Franklin Mine.

Mill The plant facility where the metals constituting the ore are removed from mined rock.

Mine Workings                     The areas where ore is being mined.

Mineral Concentrate               A mill product where the rock particles have
                                  been removed from the metallic minerals.

Mineralized Rock                  Rock which contains the minerals to be mined.

Monzonite                         Intrusive rock types containing large amounts
                                  of quartz and often the progenitor of
                                  metallic, mineralizing solutions.

Ore A metallic or non-metallic mineral that can be mined from the earth and sold at a profit.

Ore Conduit                       An opening through which mineralizing
                                  solutions can rise.

Ore Reserves                      Minerals located in the ground whose existence
                                  is governed by varying degrees of probability.

Ore Shoot                         A body of ore.

Orogeny An event causing a major upheaval or reshapement of the earth's crust, such as volcanism, mountain building or ore formation.

Paste Backfill                    Procedure in which backfill is treated with
                                  certain chemicals to solidify the same to prevent seepage

Pegatites                         A type of rock found in the Franklin Mine.

Pillars                           Unmined sections of ore in a stope.

Pre-Cambrian age                  A time period in history dating back
                                  approximately 600 million years ago.

Probable (Indicated) Reserves     Reserves for which quantity and grade and/or
                                  quality and computed from information similar to that used for proven reserves, but the site for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between point of observation.

Production Shaft                  The device through which ore is hoisted from
                                  the mine and the area through which materials are lowered into the mine and miners enter and exit the mine.

Proven (Measured) Reserves        Reserves for which (a) quantity is computed
                                  from dimensions revealed in outcrops,
                                  trenches, workings or drill holes; grade quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well established.

Pyrite                            A mineral containing both zinc and sulphur.

Raise                             A tunnel driven upward from a level.

Refractory                        A difficulty in separating value metals or
                                  minerals from the host rock.

Reserves That part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

Schist, granite gneiss            A type of rock found in the Franklin Mine.

Selective Flotation               Minerals concentrated in a selected mineral
                                  group in the mill.

Shaft A vertical tube-like opening whereby miners enter the mine.

Slurry                            A mixture of ground rock or minerals in water.

Slimes                            Exceedingly fine particles mixed with water.

Sphalerite                        A mineral containing both zinc and sulphur.

Strike                            In a horizontal direction.

Stope The area of the mine where miners extract mineral deposits from the mine.

Tailings                          Waste which is produced by the Mill.

Tailings                          Pond The location where mill wastes are
                                  deposited.

Telluride                         A mineral containing tellurium often found
                                  with quantities of gold and/or silver and sulphur.

Tennentite                        A complex mineral containing copper, antimony
                                  or arsenic, often containing large amounts of silver.

Tertiary Period                   A time period in history dating back
                                  approximately 40 to 70 million years ago.

Vein A fracture in the earth's crust where minerals have been deposited.

Winze                             A tunnel driven downward from a level.

Colorado Mining Properties

     The property which constitutes the Franklin Mines consists of (i) leasehold interests in the mineral rights to 28 claims comprising approximately 322 acres evidenced by the Hayden/Kennec Leases and (ii) an additional 23 claims leased and/or purchased by the Company covering less than 100% of the mineral rights comprising approximately 20 additional acres, for a total of 51 claims over 340 acres. The Franklin properties include all improvements made by the Company thereon, including the Franklin Mill capable of supporting up to a 150 ton per day operation in its present state. The Company was also required to pay taxes and certain other expenses relating to the properties leased. Except with respect to the property leased under the Hayden /Kennec Leases, the Company does not intend to exploit any claims for which it holds less than a 100% interest. Management believes that it currently maintains adequate insurance for all of its mining properties.

Hayden/Kennec Leases

     Under the original terms of the Hayden/Kennec Leases which expired in November 1996, the Company was required to pay an aggregate minimum royalty payment of $2000 or 5% of the net smelter royalties realized by the Company to Mrs. Hayden and Mrs. Kennec. The Company was also required to pay all other amounts with respect to the property including any tax liabilities. The Hayden/Kennec Leases also contained an option to purchase the leased mineral rights for a purchase price of $1,250,000 less all royalty payments made during the term of the lease. As of the expiration date, the Company had paid $480,000 in royalties, which would have set the option price at $770,000.

     In November 1996, the Company was granted a one-year extension of the Hayden/Kennec Leases under the same terms and conditions. On November 13, 1997, just prior to the expiration of the Hayden/Kennec leases, USM entered into an Agreement with Mrs. Hayden to purchase her 50% interest (the "Hayden Interest") in the mineral rights (the "Purchase Agreement"). Mrs. Hayden had previously contracted to sell her interest to Gems & Minerals Corp., the Company: a former joint venture partner, however, Gems was unable to consummate the purchase in accordance with the terms of their Agreement.

     Pursuant to the Purchase Agreement, Mrs. Hayden agreed to sell to USM the Hayden Interest for $75,000, which would be evidenced by a note issued to Hayden by USM at the consummation of the sale. The Purchase Agreement also contained a provision which extended the Hayden/Kennec Leases with respect to the Hayden Interest until March 13, 1998 and which required USM to continue to pay the royalty payments required there under until the sale was consummated. As of the date hereof, USM has not consummated the purchase of the Hayden Interests; however, the terms of the Purchase Agreement remain in effect and Mrs. Hayden has agreed to further extend the Hayden/Kennec Leases with respect to the Hayden Interest through July 31, 2000. The Company has also been advised by USM that all royalty payments have been paid and will continue to be paid until the sale is consummated or the Purchase Agreement is terminated.

     With respect to the 50% interest currently owned by Mrs. Kennec (the "Kennec Interest"), upon the expiration of the Hayden/Kennec Leases, the Company entered into an extension Agreement with Mrs. Kennec to extend the Hayden/Kennec Leases as they pertain to the Kennec Interest until March 12, 1998. No further extensions have been granted and there can be no assurance that the Company will reach any further Agreement with Mrs. Kennec regarding the Kennec Interest. While there can be no guarantee that the Company's failure to come to Agreement with Mrs. Kennec regarding her interest will not have an adverse impact on the Company's ability to exploit the mineral rights evidenced by the Hayden/Kennec Leases, the Company has previously been advised that Colorado Law would permit the exploitation of the mineral rights so long as the non-participating owner (Mrs. Kennec) is paid whatever net profits are owed to her upon commencement of operations. Since USM is in a position to purchase the Hayden Interest and the Company has continued to acquire USM, the Company is hopeful that its inability to come to an Agreement with Mrs. Kennec with respect to the Kennec Interest will not preclude the Company from commencing mining operations.

Location and Access

     The Franklin Mines and Franklin Mill are located in Clear Creek County, Colorado approximately 2.7 miles north of the town of Idaho Springs, which is accessible from Interstate 70 approximately 33 miles west of Denver. From Idaho Springs, a county maintained gravel road connecting Idaho Springs with Central City in Gilpin County passes within 1/4 of a mile of the Franklin Mine facilities and offices. A minor roadway, also maintained by the County, allows access to the Franklin Mine within 1/8 of a mile. The mine location is accessible year round, except in the case of a major snowstorm in winter months.

Ore Deposition in the Area

     Most of the ore deposition in the area where the Franklin Mine is located has been credited to the period of the Laramide Orogeny. Ore extracted from the region included gold, silver, copper, lead, zinc, and uranium. By far the largest single metal values were in gold, with silver being a distant second. Though many of the smaller veins located in the area pinched out at moderate depth, some have shown strong mineralization at greater depths.

     The ore deposits are of four types: (i) pyritic gold ores; (ii) galena-sphalerite ores; (iii) composite (pyrite-galena-sphalerite) ores and (iv) telluride ores. Pyritic gold ores are chiefly associated with pyrite, chalcopyrite, and tennentite. The "composite ores" are believed to be the result of two or more periods of mineralization, with pyritic minerals first and galena-sphalerite second; mineral content varies widely with the relative percentage of the different types of ore present. Telluride ores are present mostly in the Northeast corner of the district, but some telluride ores have been noted elsewhere.

The Idaho Springs and Central Mining District

     Both the Idaho Springs and Central Mining Districts were discovered around 1860 and by 1900 were old mining districts. It has been estimated that these areas combined to produce in excess of five million ounces of gold and substantial amounts of silver, copper, lead and zinc during this period. Mining ceased in both districts around 1920. However, the United States Geological Survey indicates that the base of the mineralization has not been found in either of these mining districts. This means that the mineralization in the veins found throughout this region may continue to great depth and with modern mining techniques, stainless steel water pumps and better mining engineering it is possible that may of the mines that helped produce the five million ounces of gold in the last century can economically be opened and ore mined to greater depths.

     There are at least four other mining projects being pursued in the Idaho Springs and Central City mining districts that may be available for purchase, joint venture or lease. The Company has been advised that two of these projects are located within three miles of the Franklin Mining properties. Currently, however, there is only one active mining project in this area. The Company believes there is tremendous development potential in the Idaho Springs and Central City mining districts and the key to successful development is the Franklin Mill. The Company is hopeful that nearby mining projects can be put into production and, together with ore mined at the Franklin Mines, can be processed at the Franklin Mill.

Geology of the Franklin Mines

     The rocks most commonly seen in the Franklin Mines are Pre-Cambrian age granite and microcline gneiss. Tertiary Period, monzonite, the most common of which is quartz monzonite, can be seen on the ninth level and are reported from lower levels in the Gem vein or Gem workings of the Franklin Mines. The general strike of the system is N75 degrees W with dips varying from 45(0) to 79(0).

     The structure of the mines is controlled by the J.L. Emerson Fault system that runs in a west-northwest direction across the whole property and beyond. Secondary to the J.L. Emerson Fault are multitudes of small fissure veins that are parasitic to the main break. Some of these veins contribute to considerable mineralization where they intersect the J.L. Emerson Fault structure. These mineral bodies are observable in several locations in the Franklin 73 mine and the Gem mine, one measuring 22 feet wide and 60 feet in length. It has been reliably reported that some of the large stopes mined in the Gems workings measured up to 105 feet in width.

Estimated Ore Reserves

     The mineral lodes of the Franklin Mines consist of these associated with the Gem, the Freighter and the Franklin mines and those minerals generally associated with the "Main Trunk" of the J.L. Emerson Fault. No reference is being made regarding the mineral potential of structures situated adjacent to, or off the "Main Trunk".

     Sampling by the channel sample method was conducted during the period of 1975 through 1993 with assaying provided by the Franklin and other accredited assay laboratories. Assays were also obtained from the old Gem Mining Co. mine assay map, dated 1921 (the "Gems Assay Map"). The sampling process was carried out at right angles to the strike of the veins. Blocks were sampled on three or four sides and at times within by raise or winze. Those blocks, which were extensively mined, were entered where possible through open stopes with both pillars and "backfill" being sampled.

     The Franklin mineral structure is generally a tabular structure in shape and consisting of several parallel to sub-parallel veins, striking in a westerly direction and dipping at 45(0) to 79(0) north. Its depth is unknown.

     The J.L. Emerson Fault is a large regional structure, striking east to west and having an irregular plain that dips to the north at 45 to 79 degrees. The J.L. Emerson Fault is associated throughout with a series of parallel to sub-parallel sigmoidal shaped fractures that may focus east or west on the principal fault plain. These fracture patterns are found on nearly all levels and represent important

     Parallel mineralized fault fractures, the so-called "footwall" and "hanging wall" veins. Each of the principal veins has historically contributed to ore production in the Gem vein. A second set of true fissure veins of a later date and striking northeast and southwest interdict the J.L. Emerson Fault at several points, but does not cross. These veins are of unknown economic potential.

     The mineral structures in the Franklin Mines are often large, but poorly defined. It was suggested that a core-drilling program be conducted at promising locations to determine mineralized zones therein. It was believed by management and Gems, its joint venture partner that much unexplored mineral potential exists in the Franklin Mine.

     There is no assurance that additional reserves exist in other mineralized structures in the Franklin Mines until a systematic core-drilling program extends the mineralized zone(s) and a comprehensive economic evaluation based upon that work concludes economic feasibility.

     The mineral valuation of the Franklin Mining property is taken from a 1993 Summary of Reserves Report by Gifford A. Dieterle, Geologist, dated December 7, and that year, the report states the proven and probable reserves as of 1987 are as follows using a margin of error of plus or minus 15% assuming metallurgical recovery of 90%.

     In place                                              173,486.60 Tons
     Broken ore (in stopes or on surface)                    4,700.00 Tons
     Ore Mined or Milled since 1987                          8,100.00 Tons
                                                        ------------------
                                                           186,286.60 Tons
     Average Grade of Gold:                                0.315 ounces per ton
     Average Grade of Silver:                              6.740 ounces per ton

The metallurgical recovery of gold from ore is estimated at 90%, distributed as follows:

                            56% in lead concentrate
                            31% in pyrite concentrate
                             3% in zinc concentrate

The metallurgical recovery of silver from ore is estimated at 90%, distributed as follows:

                             70% in lead concentrate
                             15% in zinc concentrate
                              5% in pyrite concentrate

     Using the approximate value of gold in mid 1999 ($292/oz) and silver ($5/oz) the proven and probable reserves in Mr. Dieterle's report would represent approximately 58,680 ounces of gold and 1,255,572 ounces of silver having a gross value of approximately $ 23,412,418. It should be noted, however, that this valuation only recognizes the gold and silver values that can actually be sampled additional gold and silver that may be discovered by extending the Franklin mine workings either laterally or downward. It should also be noted that the current proven and probable gold and silver ore of the Franklin Mines that have been taken from the 1993 report filed by Mr. Dieterle and that it is possible that these reserves and any additional reserves discovered in the future may not be sufficient to produce significant profitable mining given the work and equipment necessary to extract and process the ore and the same and the current price of gold and silver.

     As of the date hereof, the Company has not received any information that would require modification of the above table.

Operations

     During the years 1998 and 1999, the Company continued its rehabilitation of the properties in anticipation of the commencement of operations. Further, the Company is continuing to seek strategic partners in this area to mill are mined at other properties in the region. The Company's plan is to commence operations by initially bringing to the surface 8000 tons of ore existing at the 5 level tunnel via the Freighters Friend Shaft. Management believes that an initial capital requirement of approximately $750,000 will be required to bring the mill into operations and possibly reach through to the discovery program of the multiple levels of the Franklin Mine.

     USM and its affiliates have pledged to continue to provide financing to the Company on an as needed basis through December 31, 2000: this financing is in addition to the USM Advances made in 1998 and 1999. Other alternatives such as private placements, loans, or public offerings may be considered for future operating capital.

     It is is important to be aware that mining is a regulated business and compliance with regulatory requirements of the various agencies having jurisdiction over the Company's activities can cause delays in the schedules set by the Company for the installation of its facilities and performance of its reclamation and remediation work. Moreover, regulatory requirements may require capital outlays in excess of those anticipated; thus adversely affecting the scope and timing of planned operations.

Mill/Metallurgy

     The Franklin Mill was designed to recover and concentrate metallic minerals by two historic methods; selective flotation and gravity by table and jig. Both systems were operated in a continuous circuit. After a series of upgrades in 1982, the Franklin Mill currently has a daily processing capacity (operating for a 24 hour period) of approximately 150 tons of ore. In the past, the Franklin Mill operated on an eight-hour schedule and processed approximately 30 tons of ore during that time interval.

     The Franklin ore is refractory and therefore difficult to separate. Pyrite (iron sulfide) constitutes approximately 23% of the weight of the ore. Approximately 35% of the gold content of the ore remains locked in the pyrite as refractory gold and is not recoverable by ordinary means. In 1993, a new metallurgical process was introduced to attempt to extract gold from the pyrite concentrates. This process attempted to break down the pyrite minerals by oxidation and thereby free the contained refractory gold. The procedure involved the use of standard banks of flotation cells (48"), pyrite slurry (30%), air, and agitation. At a later stage pre-processing of the pyrite by further milling occurred. Processed pyrite was subjected to Cyanidation and carbon-pulp recovery of gold. The process was initially reported to be successful by the then joint venture operator with recovery of 85% of gold. However, later testing indicated that little or no gold could be recovered through this process.

     Standard milling procedures are intended for newly mined ore with selective flotation of; a) lead, silver, gold and b) zinc and c) gravity concentration of gold bearing pyrite. Gold bearing pyrite concentrates will be taken off site to a copper smelter where gold and silver will be extracted. Average recovery of gold in lead concentrate is estimated at approximately 60%; pyrite concentrate 35%; slimes 5% (lost).

     In the past, the Franklin Mill operated on a limited schedule while exploration and development was taking place. While the Franklin Mill has not operated with respect to ore milling, limited crushing activities took place in early 1996 for the purpose of crushing bulk test ore samples prior to assay. Thus, prior milling and the crushing recently done at the Franklin Mill can be characterized as "exploratory" in nature.

Offices of the Company

     The Company maintains its executive offices, consisting of approximately 500 square feet, at 76 Beaver Street, Suite 500, New York, New York. The Company pays a monthly rental of $3,500 (on a month to month basis) for the office space, secretarial and other services provided to the Company pursuant to an oral Agreement with a non-affiliate. The Company also maintains an office on site at the Franklin mine in Idaho Springs.

     The Company's management anticipates this space will service the Company's needs for the foreseeable future and that, in the event such space should become unavailable in the future, the Company will be able to lease other suitable facilities on a reasonable basis.

Legal Proceedings

     The Company, from time to time, may become involved in various legal actions associated with the normal conduct of its business operations. No such actions, other than those set forth below, involve known material gain or loss contingencies not reflected in the Company's financial statements.

Convertible Debentures

     On June 1, 1994, the Company advised the Transfer Agent/Trustee that the Company was not in compliance with certain of the terms of the indenture (the "Indenture") relating to the Company's 12 1/4% Convertible Debentures (the "Debentures") in that it had not maintained current filings with the Securities and Exchange Commission (the "Commission") as required. Accordingly, the Transfer Agent/Trustee was instructed not to convert any of the Debentures into Common Stock of the Company until such time as the Company notified the Transfer Agent. The Company failed to make required sinking fund payments in 1994 and was unable to pay the principal balance of the Debentures due on December 31, 1994 resulting in default under the terms of the Indenture.

     In September, 1997, certain of the Company's 12 1/4% Convertible Debenture holders, including the Hopis Trust (the "Plaintiff Debentureholders") instituted an action in the Supreme Court of the State of New York against the Company for payment on approximately $42,500 principal amount of Debentures plus accrued and unpaid interest totaling approximately $13,000 and other costs and expenses related thereto.

     Thereafter, the Plaintiff Debentureholders moved for summary judgment against the Company. The Company did not to oppose the motion and default was entered against the Company in the amount of $42,500 plus interest, costs and disbursements (the "Default"). Moreover, the issue of attorney's fees was severed from the case and all to be set down for an inquest.

     In February 1998, USM entered into an Agreement with the Plaintiff Debentureholders agreeing to pay the Judgment plus certain additional costs in the event that the Company fails to pay the Judgment and USM consummates the Transaction with the Company. In the event that USM did not consummate the Transaction by July 12, 1998, USM agreed to pay the Plaintiff Debentureholders $5,100 for their Agreement not to enter the Judgment against the Company or pursue the inquest. Plaintiff Debentureholders agreed not to enter the Judgment against the Company until July 12, 1998 or until USM notifies them that it will not pursue the Transaction.

     On or about April 6, 1998, Martucci terminated his letter of intent to consummate the Transaction with the Company. Despite such termination, Plaintiff Debenture holders agreed to extend the terms of their Agreement with USM through December 1998. As of date hereof, the Company is not aware of any further extension nor, to its knowledge has the Judgment been entered. If the proposed settlement is not consummated, there can be no assurance that the Judgment will not be entered and the Company will be required to pay the amount of the Judgment, including any costs, interest and penalties related thereto.

     The continued default in the Debentures by the Company may result in Company being subject to additional legal proceedings by the Transfer Agent/Trustee under the Indenture or from other holders seeking immediate payment of the $102,500 plus related interest and penalties. While the Company hopes to cure the default or, in the alternative, reach an acceptable settlement arrangement with the holders, there can be no assurance that the funds will be available in the future to meet all of the Company's obligations.

Golder Litigation

     On or about February 5, 1996, Bradley, Campbell, Carney & Madsen, P.C., Colorado counsel to the Company, Gems, Zeus and Newmineco ("BCCM") entered into a contract with Golder Associates, "Mogul Tunnel Contract"). At the time of the Mogul Tunnel Contract, BCCM allegedly entered into said contract as an agent of Durango, the lessee of the Mogul Mine at that time.

     On or about February 5, 1996, BCCM entered into a second contract with Golder, pursuant to which Golder agreed to perform certain services at the Franklin Mines and Franklin Mill pertaining to various environmental issues (the "Franklin Mines Contract").

     At the time of the Franklin Mines Contract, BCCM allegedly entered into said contract as an agent of the Zeus Joint Venture.

     On or about August 23, 1996, Gems executed a note to Golder in the aggregate principal amount of $268,683.75 and a note to BCCM in the aggregate principal amount of $109,785.35 to secure legal and engineering fees outstanding as of such date. Each note was due and payable on or before December 23, 1996 and was secured by a pledge of approximately 144,000 as adjusted shares of Common Stock of the Company owned by Gems. Gems failed to make the required payments on the note by December 23, 1996.

     On or about January 28, 1997, Golder commenced an action against BCCM, Zeus, the Company, Gems, Island, and Durango in the United States District Court of the District of Colorado to recover sums due and owing from the Defendants for breach of contract, breach of implied warranty, misrepresentation, negligent misrepresentation, default under the Golder note and quantum merit arising out of each of the Mogul Tunnel Contract and the Franklin Mine Contract. The Company is a named defendant to this litigation by virtue of its participation in the Zeus joint venture, it being joint and severally liable with Gems and Nuco as general partners in the Joint Venture.

     The aggregate amount of the Golder claims are approximately $281,670.99 plus prejudgment and post judgment interest, costs and expenses (including attorney's fees) and any additional relief granted by the court, $124,159.87, exclusive of interest and other costs and expenses, of which is attributable to the Mogul Tunnel Contract and $157,511.12, exclusive of interest and other costs and expenses, of which is attributable to the Franklin Mines Contract.

     The parties settled this matter in September 1999 and the litigation was discontinued, at no cost to the Company.

Environmental Matters

     As of the date hereof, the Company has no formal violations against it with respect to the Franklin Mines and Franklin Mill. While there are no outstanding violations against the Company at this time, there can be no assurance that the Company will be able to adequately comply with the conditions set forth in its permit approval or that future violations will not arise and that such violations will not lead to interruptions in operations at the Franklin Mines or Franklin Mill.

NASDAQ Delisting

     In 1996, the Commission approved certain amendments to the requirements for continued listing on the NASDAQ Small-Cap Market. On February 27, 1998, the Company received a notification letter from NASDAQ informing the Company that the Company's Common Stock was not in compliance with the new minimum bid price requirement of $1.00, which became effective on February 23, 1998.

     The Company was given until May 28, 1998 to come into compliance or it would face delisting proceedings. On or about May 21, 1998, the Company effectuated a 25 for 1 reverse stock split which, when consummated, caused it stock price to rise above the $1.00 threshold. Therefore, the Company was not subject to delisting proceedings and remained in compliance until November 1998.

     On or about November 10, 1998, the Company received notification from NASDAQ that it was not in compliance with the minimum bid price requirement and had until February 10, 1999 to come into compliance. During the month of January, the Company's stock price maintained a bid price above $1.00 for 10 consecutive days, thereby bringing it into compliance with NASDAQ rules.

     On or about June 9, 1999, the Company received notification from NASDAQ that it was not in compliance with the minimum bid price requirement and had until September 9, 1999 to come into compliance.

     During the middle and latter part of June, the Company's stock price maintained a bid price above $1.00 for ten consecutive days but subsequently dropped below $1.00. On September 17, 1999 NASDAQ notified the Company that it would delist the Company's Common Stock from the NASDAQ SmallCap Market on September 24, 1999. The Company appealed this decision before a NASDAQ Listing Qualifications Panel whereby the panel required the Company to effectuate a reverse stock split of three-for-one as a condition for continued listing. The Company complied with the condition on or about December 17, 1999. On January 11, 2000 NASDAQ informed the Company that the Company's stock was now in compliance with the requirements for continued listing and that the stock would continue to be listed.

     While the Company is currently in compliance with the minimum bid price requirement, there can be no assurance that in the future the company's common stock will, in the future be able to maintain such compliance. In the event that the Company cannot maintain compliance with the maximum bid price requirement the Company, may, in the future, be subject to delisting causing the Company's common stock to no longer be listed for trading on the NASDAQ Small Cap Market.

However in such event, Management is hopeful that the Company's Common Stock will qualify for trading on the Over-The-Counter/Bulletin Board ("OTC") market and the Company will make every effort to include its Common Stock on the OTC in the event of a delisting by NASDAQ.

     In the event that the Company's Common Stock is traded on the OTC, it may become subject to the "penny stock" trading rules. The penny stock trading rules impose additional duties and a responsibility upon broker-dealers recommends the purchase of a penny stock (by a purchaser that is not an accredited investor as defined by Rule 501(a) promulgated by the Commission under the Securities Act) or the sale of a penny stock. Among such duties and responsibilities, with respect to a purchaser who has not previously had an established account with the broker-dealer, the broker-dealer is required to (i) obtain information concerning the purchaser's financial situation, investment experience, and investment objectives, (ii) make a reasonable determination that transactions in the penny stock are suitable for the purchaser and the purchaser (or his independent adviser in such transactions) has sufficient knowledge and experience in financial matters and may be reasonably capable of evaluating the risks of such transactions, followed by receipt of a manually signed written statement which sets forth the basis for such determination and which informs the purchaser that it's unlawful to effectuate a transaction in the penny stock without first obtaining a written agreement to the transaction. Furthermore, until the purchaser becomes an established customer (i.e., having had an account with the dealer for at least one year or, the dealer had effected three sales or more of penny stocks on three or more different days involving three or more different issuers), the broker-dealer must obtain from the purchaser a written agreement to purchase the penny stock which sets forth the identity and number of shares of units of the security to be purchased prior to confirmation of the purchase. A dealer is obligated to provide certain information disclosures to the purchaser of penny stock, including (i) a generic risk disclosure document which is required to be delivered to the purchaser before the initial transaction in a penny stock, (ii) a transaction-related disclosure prior to effecting a transaction in the penny stock (i.e., confirmation of the transaction) containing bid and asked information related to the penny stock and the dealer's and salesperson's compensation (i.e., commissions, commission equivalents, markups and markdowns) connection with the transaction, and (iii) the purchaser-customer must be furnished account statements, generally on a monthly basis, which include prescribed information relating to market and price information concerning the penny stocks held in the customer's account. The penny stock trading rules do not apply to those transactions in which the broker-dealer or salesperson does not make any purchase or sale recommendation to the purchaser or seller of the penny stock.

     Required compliance with the penny stock trading rules affect or will affect the ability to resell the Common Stock by a holder principally because of the additional duties and responsibilities imposed upon the broker-dealers and salespersons recommending and effecting sale and purchase transactions in such securities. In addition, many broker-dealers will not effect transactions in penny stocks, except on an unsolicited basis, in order to avoid compliance with the penny stock trading rules. The penny stock trading rules consequently may materially limit or restrict the liquidity typically associated with other publicly traded equity securities. In this connection, the holder of Common Stock may be unable to obtain on resale the quoted bid price because a dealer or group of dealers may control the market in such securities and may set prices that are not based on competitive forces. Furthermore, at times there may be a lack of bid quotes which may mean that the market among dealers is not active, in which case a holder of Common Stock may be unable to sell such securities. Because market quotations in the over-the-counter market are often subjected to negotiation among dealers and often differ from the price at which transactions in securities are effected, the bid and asked quotations of the Common Stock may not be reliable.

Redstone Litigation

     On or about May 14, 1998, Redstone Securities Inc. ("Redstone") commenced an action against the Company in the Supreme Court of the State of New York, County of Nassau, Index No. 98-013668, claiming, among other things, breach of contract, fraudulent inducement, and unjust enrichment in connection with an Investment Banking Agreement dated August 28, 1996, between Redstone and the Company. The complaint requests relief in the amounts of not less than $600,000 plus punitive damages, costs, interest and other expenses. On or about July 31, 1998, the Company answered the complaint and filed a cross complaint against Redstone alleging, among other things, abuse of process, fraud, breach of fiduciary duty, breach of contract and interference with prospective financial advantage. In September 1999, the matter was settled whereby the Company agreed to lift the stop transfer order on the shares held by Redstone to allow Redstone the ability to sell those shares to an unaffiliated third party.

INFORMATION REGARDING USM

     USM is a New Jersey corporation organized on October 20, 1997 and is engaged in the business of holding and investing in mining properties. Martucci holds 100% of the issued and outstanding shares of USM. For a more detailed description of USM and its relationship to the Company, See "Background of USM Acquisition" and "Relationships Between the Company and Martucci; Potential Conflicts of Interest" in this Proxy Statement.


Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

     On March 16, 2000, the Company notified Lazar Levine & Felix ("LLF") that it would no longer serve as its independent auditors. The decision to dismiss LLF was approved by the Board of Directors of the Company.

     During the two most recent fiscal years of the Company, none of the reports of LLF on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to audit scope, or accounting principles; however, LLF has qualified or modified its reports on the financial statements of the Company as a going concern. During the two most recent fiscal years and any subsequent interim period preceding the dismissal of LLF, there were no disagreements between the Company and LLF concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused LLF to make a reference to the subject matter thereof in its report had such disagreement not been resolved to the satisfaction of LLF.

     The Company retained Ehrenkrantz Sterling & Co. LLC as its independent auditors for fiscal year 1999.

Management's Discussion and Analysis or Plan of Operation

     The Company is engaged in the business of investing and participating in the development of commercial mining and milling operations primarily at leased properties in or near Idaho Springs, Colorado.

     During 1998 and 1999, remediation work was performed and completed at the Franklin Mines and the Franklin Mill in preparation for the commencement of mining operations at the Franklin Mines.

     The Company has not commenced commercial operations at the Franklin Mine since its inception. Therefore, the Company remains in the exploration stage and has not generated significant revenues on a sustained basis since its inception. The Company did not realize any revenues based on sales in 1999 and 1998. Since the abandonment of its participation in Newmineco, the Company will no longer recognize income or losses based on its proportionate equity interest in these entities. The Company is entitled to receive 100% of the income generated from the Franklin Mines, if any, once production is commenced less any royalty payments due to Mrs. Kennec with respect to the mineral rights owned by her.

Liquidity and Capital Resources

     Since its inception, the Company has financed its operations principally through equity and debt and monies provided through its relationship with USM and its affiliates during 1998 and 1999. The Company has derived no income from its mining and milling investments, which, as of December 31, 1999, were comprised of investments in the assets and rights related to the Franklin Mines and Mill. As of December 31, 1999, the Company had borrowed $1,470,295 from USM.

     The Company had total current liabilities as of December 31, 1999 of $2,553,200, including $1,470,295 constituting the principal balance of the USM Note, convertible debentures with a principal amount of $145,000 and other notes payable with a principal balance of $218,965. In addition to the payment of its current liabilities, the Company incurred general, administrative and other costs and expenditures related to any mining and milling operations, at the rate of approximately $25,000 per month in 1999 and expect to incur additional administrative expenses of approximately $20,000 per month plus interest in 2000.

     During 1999 and 1998, USM and its affiliates advanced approximately $278,000 and $237,000, respectively, on behalf of the Company. These monies were used to, among other things, pay for legal and accounting fees in connection with public filings and necessary general and administrative expenses. USM has continued to fund the Company directly or indirectly since 1997. USM and its affiliates have verbally pledged to provide financing to the Company on an as needed basis through December 31, 2000. The Company believes based on prior performance and the acquisition Agreement entered into in January 2000 that USM will fulfill its commitment to fund until December 31, 2000. It is anticipated that the funds received from USM and its affiliates will cover the general, administrative and other costs, which Management estimates will be approximately $20,000 per month for the year 2000. Management cannot assure however, that USM will provide $750,000 of funding which Management estimates will be needed to ready the Franklin Mine and Milling properties for the commencement of extraction and milling. Additional funding will be needed to ready the properties for operations and to support operations once mining and milling commence to finance operations as well as upgrade the processing facilities to allow for an increase in ore processing capacity.

     The Hayden/Kennec Leases cover mineral rights to 28 mining claims over 322 acres of the Franklin Mining properties. Currently, the Hayden/Kennec Leases are expired; however, the terms of the Purchase Agreement between USM and Hayden extend the terms of the Hayden/Kennec Leases as they relate to the Hayden interests upon the same terms and conditions of the Hayden/Kennec Leases. Therefore, USM has advanced, and is continuing to advance, $1,000 royalty payment to Mrs. Hayden on a monthly basis as required by the Hayden/Kennec Leases. As of the date hereof, the Company has not reached any Agreement with Mrs. Kennec concerning her portion of the Leasehold.

     Under the terms of the Hayden/Kennec Leases, the Company would have been required to pay $777,000 to Mrs. Hayden and Mrs. Kennec in order to exercise the purchase options set forth therein as of November, 1997 when the lease expired. Presently, the Company is unable to make such payment; notwithstanding, Management is optimistic that it will maintain its access to the leased mineral rights represented by the Hayden/Kennec Leases given the Purchase Agreement between Mrs. Hayden and USM. USM has advised the Company that it is current with its payments to Mrs. Hayden and the Company, based upon the prior commitments and past payment history of USM, believes that USM will continue to make the necessary royalty payments to Mrs. Hayden until the purchase of Mrs. Hayden's leasehold interest is consummated.

     In the absence of liquid resources, cash flows from operations and any other commitments for debt or equity financing, Management believes that the ability of the Company to continue to maintain its permit and properties will be dependent upon the provision of financing by USM and its affiliates; however, it cannot assure that USM will continue to finance the Company through December 2000. Management believes that the Company will remain dependent on USM and its affiliates as its primary source of financing for its operations until such time, if any, as the Company can secure additional funding and can receive cash flows from operations.

     Management believes that it has obtained all of the necessary environmental and regulatory recently applied for a Temporary Cessation of its permit until such time as economically viable operations can be commenced at the Franklin Mining properties and the Company can obtain commitments to adequately finance its operations. Management believes that mining will be economically feasible if and when gold prices should rise to $350 per ounce. There can be no assurance that the price of gold will rise to this price level in the near future.

     The Company had no active mining or milling operations during the first quarter of 2000; however, the Company continued its efforts to bring the site into compliance with groundwater regulations and to stabilize the tailings ponds and site generally.

     During the first quarter of 2000, the Company filed a notice with the Division of Minerals and Geology (the "DMG") requesting that its permit be placed into Temporary Cessation. A Temporary Cessation is a limited period of non-production, which results when an operator plans to temporarily cease production for at least 180 days upon filing of a notice of such intent with the DMG. As a condition to granting the Company's request, the DMG required that the Company address certain issues with respect to groundwater and tailings disposal ponds by May 30, 2000. Thus, the Company's efforts have been focused on addressing these issues.

     While the Company intends to place its permit into Temporary Cessation, the Company remains hopeful that economically viable commercial mining operations at the Idaho Springs mining facilities can be conducted in the future. However, given the current economic climate, it is unlikely that the Company will commence operations in the year 2000.

     Management estimates that the Company will incur general, administrative and other costs and expenditures, exclusive of any costs and expenditures related to any mining and milling operations and interest, at the rate of approximately $20,000 per month for the remainder of 2000.

     U.S. Mining Co. and its affiliates have verbally pledged to provide financing to the Company on an as needed basis until on or about December 31, 2000. The Company cannot assure, however, that USM will fulfill its commitment to fund the Company's operations through year-end 2000. The funds received from USM and its affiliates will cover the general, administrative and other costs approximated at $20,000 per month plus interest. Additional monies will be needed to ready the Franklin Mine and Milling properties for the commencement of extraction and milling and to support the extraction and milling processes once underway as well as to upgrade the processing facilities to allow for an increase in ore processing capacity.

     There can be no assurance that the Company will have adequate funds available to repay the funds advanced by USM and its affiliates or that USM will fulfill its obligations to fund the Company through December 31, 2000. In the event that the Company defaults on its obligations, USM may foreclose on the assets secured by the USM note. Such foreclosure actions by USM would have a material adverse effect on the future operations of the Company and the Company's ability to explore the Franklin Mines.

Plan of Operations

     For the remainder of fiscal 2000, the Company plans to (i) continue its rehabilitation and remediation work to maintain its properties and permit (ii) seek possible joint ventures with neighboring mines and (iii) work to secure additional funding for its operations.

     In the event that the Company should acquire additional working capital, then the Company will initiate a reconfiguration program at the Franklin Mill to expand mill capacity to processing 300 tons of ore per day and initiate core drilling programs to substantiate additional proven ore reserves; however, there can be no assurance that additional funding will be available or adequate to take such action.

Results of Operations:

     The Company had no active mining or milling operations during 2000.

     The Company had a net loss of $180,147 for the three months ended March 31, 2000 as compared to a net loss of $81,196 during the same period in 1999. The increase of $98,951 was attributable to:

(a) A decline in mine expenses and remediation costs from $14,677 (1999) to $480 (2000) resulted from a decrease in mine site activities.

(b) Depreciation expense increased from $6,677 in 1999 to $13,447 in the first quarter of 2000 due to Management's recording of depreciation expense on idle equipment in 2000.

(c) General and administrative expenses increased from $25,642 in 1999 to $126,768 in 2000 an increase of $101,126. This increase resulted principally from an increase in legal, professional and other costs associated with the filing of a proxy statement (approximately $61,000) and the reversal of previously accrued costs during the quarter ended March 31, 1999 (approximately $38,000).

(d) Interest expense increased from $34,599 in 1999 to $40,137 in 2000 due to additional interest on the USM note.

Three months ended March 31, 1999 and 1998

     The Company had a net loss of $81,196 for the three months ended March 31, 1999 as compared to a net loss of $171,430 during the same period in 1998.

     General and administrative expenses were $25,642 for the first quarter 1999 compared with $101,494 during the same period in 1998. This decrease was due to a substantial decrease in legal and professional fees, as well as settlements with venders resulting in a reduction of accounts payable of approximately $38,000.

     Interest expense was $34,599 during the 1999 quarter as compared to $27,095 in the 1998 quarter. This increase was due to interest incurred on the USM note.

Results of Operations 1999 vs. 1998.

     The Company had no active mining or milling operations during 1999.

The Company had a net loss of $501,926 for 1999 as compared to a net loss of $1,531,317 during 1998. The decrease of $1,029,391 was attributable to:

(a) A decline in mine expenses and remediation costs from $62,560 (1998) to $34,812 (1999) resulted from a decrease in mine site activities.

(b) Loss on sales and impairment losses on property and equipment in 1998 of $465,000 which declined to $130,000 in 1999, a reduction of $335,000.

(c) Depreciation expense declining from $146,355 in 1998 to $60,746 in 1999 due to a reduction in property and equipment from the recognition of impairment losses and property disposals.

(d) General and administrative expenses decreasing from $642,592 in 1998 to $233,829 in 1999, a cost savings of $408,763. This decrease resulted from a decline in two costs, bad debt expense and legal fees. During 1998, a bad debt expense of $350,000 was recognized attributable to the note receivable from the sale of the Gold Hill Mill Properties. During 1999, no bad debt expense was incurred. In addition, legal fees declined to approximately $91,000 (1999) from approximately $149,000 (1998), a reduction of approximately $58,000.

(e) Other expenses of $100,000 (1998) were attributable to an accrual for the settlement of certain litigation. Such accrual was reversed in 1999 when the litigation was settled.

Results of Operations 1998 vs. 1997

The Company had no active mining or milling operations during 1998.

     The Company had a net loss of $1,531,317 for 1998 as compared to a net loss of $1,908,475 during 1997. The decrease of $377,158 was attributable to an increase in general and administrative expense in 1998 of $274,230 and interest expense of $87,973, offset by the effects of a loss on sale/write down of mining and milling and other property and equipment ($465,000 in 1998 and $1,200,000 in 1997) and a decrease in 1998 mine expenses and environmental remediation costs of $100,385.

     General and administrative expenses were $642,592 for 1998 as compared with $368,353 during 1997 due to increases in professional fees. In addition, the Company incurred a bad debt expense of $350,000 in 1998 in connection with a note receivable from the sale of the Gold Hill Mill. Interest expense was $123,127 during 1998 as compared to $33,334 during 1997 due to increased interest incurred in connection with the Company's notes payable.

Market for Registrant's Common Equity and Related Stockholder Matters

     The principal U.S. market on which shares of the Company Common Stock (all of which are of one class, $.01 per share) are traded on the small cap market on the National Association of Securities Dealers, Inc. Automated Quotation System (Symbol "WCMC").

     The following table sets forth the range of high and low bid quotes of the Company's

Common Stock per quarter since the beginning of fiscal year 1997 as reported by the National Quotation Bureau (which reflects inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily represent actual Acquisition). The following stock prices have been adjusted to reflect a one for twenty-five reverse stock split which occurred on May 26, 1998; but has not been adjusted to reflect a one-for-three reverse stock split effected on December 13, 1999 except as noted.

                                     High                       Low
Quarter Ended                        Bid Price                  Bid Price
-------------                        ---------                  ---------

March 31, 1997                       $5.50                      $4.00
June 30, 1997                        $4.75                      $4.00
September 30, 1997                   $5.50                      $4.00
December 31, 1997                    $2.34375                   $1.5625

March 31, 1998                       $1.5625                    $1.5625
June 30, 1998                        $2.25                      $1.5625
September 30, 1998                   $1.50                      $1.00
December 31, 1998                    $0.875                     $0.4375

March 31, 1999                       $1.125                     $1.06
June 30, 1999                        $1.50                      $0.4375
September 30, 1999                   $1.00                      $0.9375
December 31, 1999                    $2.50                      $1.00*
March 31, 2000                       $5.50                      $5.50

-------------

*    Takes into account one for three reverse split effective December 20, 1999

     As of the Record Date, the approximate number of recordholders of the Company's Common Stock is 2,751 inclusive of those brokerage firms and/or clearinghouses holding the Company's Common Shares in street name for their clientele (with each such brokerage house and/or clearing house being considered as one holder). The aggregate number of shares of Common Stock issued and outstanding is 1,642,207 as of the Record Date. No dividends on Common Shares have ever been paid by the Company due to the lack of excess capital and the Company does not anticipate that dividends will be paid in the foreseeable future. In addition, pursuant to the terms of the Company's 12-1/4% Convertible Debentures, the Company, the Company is prohibited from paying dividends on its Common Stock unless and until it is no longer in default under the debentures.

Sales of Restricted Securities

     In consideration of the extension of the Kennec portion of the Hayden Kennec Leases, the Company issued to Dorothy Kennec, 1,387 (as adjusted) shares of the Company Common Stock in April 1997. The stock was valued at $9.375 per share as adjusted having an aggregate value at the time of the extension agreement of $13,000. The common stock issued to Mrs. Kennec was issued as further consideration for the extension of the terms of the Hayden/Kennec Lease. The Company issued the common stock in reliance upon the exemption contained in
Section 4(2) of the Act. Mrs. Kennec is the 50% owner of the certain of the properties comprising the Franklin

Mines that the Company has leased for over 20 years. No offering of common stock was made to any persons other to Mrs. Kennec. As a result of her relationship to the Company, Mrs. Kennec had access to all information regarding the Company, including all documents, public records, books, and accounts of the Company and was able to ask questions of and receive answers from representatives of the Company regarding the same. Mrs. Kennec understood the risk inherent in an investment in the Company, was acquiring the stock for her own account, not with a view of distribution thereof, and thoroughly understood and was willing to bear all the risks related to ownership of the Company's securities.

     On September 26, 1996, the Company acquired a 20% interest in Newmineco from Gems for a purchase price of $600,000 evidenced by an interest only note bearing interest at 9.5% per annum. On February 10, 1997, the Company made its election to convert the amounts owing on the Newmineco Note into Common Stock of the Company at a conversion price of $5.85 per share (after giving effect to adjustment to the price of the stock subsequently made as a result of reverse stock split). The Company issued to such holders an aggregate of 102,564 (as adjusted) shares of Common Stock of the Company in full satisfaction of the Company's obligations under the Newmineco Note. The shares were issued in accordance with an exemption from registration afforded by Section 4(2) under the Act.

Security Ownership of Management

     The following table sets forth the beneficial ownership of shares of the Company's common stock as of March 15, 2000 (giving retroactive effect to the three-for-one reverse stock split effected on or about December 20, 1999) for each (a) director, (b) executive officer, and (c) person who is known to be the beneficial owner of five percent or more of the outstanding shares of Common Stock and all directors and executive officers as a group.

Name and                              Amount and                   Percentage
Address of                            Nature of                     of Class
Beneficial                            Beneficial
Owner(1)                              Ownership

Robert L. Waligunda(3)                  856(4)                         .06
George E. Otten(2)                      -0-                            -0-
John R. Bruno(2)
Richard Brannon(3)                      -0-                            -0-
William C. Martucci(3)                  -0-                            -0-
William H. Wishinsky(3)                 -0-                            -0-
Ronald Ginsberg(2)                      -0-                            -0-
Robert W. Singer(2)                     -0-                            -0-
Casey Myhre(3)                          -0-                            -0-
                                    -------                        -------

All Directors and Executive             856                            .06%

Officers as a Group

-------------
*Less than 1%

(1) Except as otherwise noted all shares are beneficially owned and the sole voting and investment power is held by persons indicated.
(2) Former officer and/or director of the Company
(3) Executive officer and/or director of the Company
(4) Includes 400 shares pledged as collateral to a non-affiliate individual

INDEPENDENT PUBLIC ACCOUNTANTS

     The Company does not expect representatives of either Ehrenkrantz Sterling & Co. LLC, its independent auditors for fiscal year 1999, or Lazar Levine & Felix, its independent auditors for 1998 to be present at the Special Meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

     As required by law, the Companies files reports, proxy statements and other information with the Commission. These reports, proxy statements and other information contain additional information about the Company. You can inspect and copy these materials at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the following Regional Offices of the Commission: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 7 World Trade Center, Suite 1300, New York, New York 10048. For further information concerning the Commission's public reference rooms, you may call the Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the Commission's Internet address at "hppt://www.sec.gov."

YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 30, 2000. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY LATER DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER BUSINESS

     The company knows of no other matter to be presented at the Special Meeting. However, if other matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy with respect to such matters in accordance with their best judgment.

                                     By Order of the Board of Directors,

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                WCM CAPITAL, INC.
                          76 Beaver Street - Suite 500
                          New York, New York 10005-3402
                              Phone (212) 344-2828

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held Monday, July 31, 2000

     The undersigned hereby appoints Robert L. Waligunda as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse side, all the shares of common shares, $0.01 par value per share (the "Common Shares"), of WCM Capital, Inc., a Delaware corporation (the "Company"), at a Special Meeting of Shareholders (the "Meeting") to be held at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081 at 10:00 a.m., or any postponement or adjournment thereof, for the following purposes.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         Please date, sign and mail your

                      Proxy card back as soon as possible!
                         Special Meeting of Stockholders

                                WCM CAPITAL, INC.

                                  July 31, 2000


                 Please detach and Mail in the Envelope Provided
                 -----------------------------------------------


-----   Please mark your
|   |   Votes as in this
-----   example

                                                        FOR    AGAINST   ABSTAIN

(1)  To approve the Acquisition of 100% of the          [ ]      [ ]       [ ]
     issued and outstanding shares of Common Stock of (i) U.S. Mining, Inc., a New Jersey corporation (ii) Shoppers OnLine, Inc., a New
     Jersey Corporation and (iii) Freebees
     Incorporated, Inc., a New Jersey corporation, in exchange for 85% of the total issued and outstanding shares of Common Stock of the Company;

(2)  To approve an amendment to the Certificate of      [ ]      [ ]       [ ]
     Incorporation of the Company to increase the authorized Capital of the Company from 40,000,000 to 100,000,000; and


(3) To transact such other business as may properly come before the meeting or any adjournment thereof

     Only holders of the Company's common stock, par value $0.01 per share (the "Common Stock") of record on June 6, 2000 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. June 6, 2000, the record date for determination of stockholders entitled (a vote at the meeting or any adjournments thereof, 1,642,207 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.


Signature ____________________________  Signature_______________________________

                                                        Date____________________

NOTE: Please sign exactly as the name appears above.
      When shares are held by joint tenants, both should sign

                                                                      APPENDIX A

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is dated this 18th day of January 2000 and is by and between WCM Capital Inc., a Delaware Corporation ("WCM"), William C. Martucci, an individual ("Martucci") and U. S. Mining Co., a New Jersey corporation ("USM").

                                    RECITALS

     WHEREAS, Martucci is the owner of 100% of the outstanding shares of Common Stock, par value $.01 per share of USM (the "USM Common Stock"); and

     WHEREAS, WCM desires to acquire the USM Common Stock in exchange for such number of shares of Common Stock, par value $.01 per share, of WCM (the "WCM Common Stock") that equals 85% of the issued and outstanding shares of WCM Common Stock immediately following consummation of the acquisition upon the terms and subject to the conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE 1

     1.1 Terms of the Exchange:

     (a) Martucci shall sell, assign, assign, transfer and convey at the Closing Date (as hereinafter defined in Section 2.1) the USM Common Stock to WCM.

     (b) In consideration for the USM Common Stock, WCM hereby agrees to issue to Martucci, or his nominee, such number of shares of WCM Common Stock that equals 85% of the issued and outstanding shares of WCM Common Stock immediately following consummation of the acquisition contemplated in this Agreement. Assuming that the number of issued and outstanding shares of WCM Common Stock will be the same on the Closing Date as it is on the date hereof, Martucci would receive 7,473,013 shares of WCM Common Stock. On the Closing Date, WCM shall cause its transfer agent to issue and deliver to Martucci, a certificate or certificates representing 7,473,013 shares of WCM Common Stock (or such other number of shares that equals 85% of the issued and outstanding shares of WCM Common Stock immediately following consummation of the acquisition).

     1.2 Taking of Necessary Action: Further Action: Each of WCM and Martucci shall take all reasonable and lawful action as may be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. In case at any time after the Closing Date any further action shall be necessary or desirable to carry out the intentions of this Agreement, the officers and directors of each of the parties hereto shall take all such lawful and necessary action.

                                    ARTICLE 2

                                     Closing

     2.1 Closing: The closing of the transactions contemplated by this Agreement will be held at the offices of USM at 3 Dundar Road, Springfield, N.J. 07081, at 10:00 a.m., local time on or about the fifth business day after the date upon which all conditions contained in Articles 6 and 7 hereof have been satisfied or waived or such other time and place as the parties may agree upon (the "Closing Date").

     2.2 Delivery of Certificates; On the Closing Date (a) WCM shall issue to Martucci the WCM Common Stock and (b) Martucci shall deliver to WCM the USM Common Stock duly endorsed for transfer to WCM.

                                    ARTICLE 3

                   Representations and Warrantees of Martucci

Martucci hereby represents and warrants to WCM as follows:

     3.1 Power and Authorization. Martucci has the power and authority to execute and deliver this Agreement and to perform his obligations under the terms of this Agreement. All action on the part of Martucci necessary for the execution, delivery and performance by Martucci of this Agreement has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by Martucci shall constitute the valid and binding obligations of Martucci enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy insolvency or other laws relating to or affecting creditor's rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.2 Investment. Martucci is acquiring the WCM Common Stock for investment for his own account, not as a nominee or agent and not with a view to, or for resale in connection with any distribution of any part thereof, and he has no present intention of selling, granting any participation in or otherwise distributing the same. Martucci understands that the WCM Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state and other Securities laws and is being issued to Martucci by reason of a specific exemption from the registration provisions of the Act and applicable state and other Securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Martucci's representations expressed herein.

     3.4 Restricted Common Stock. Martucci has no need of liquidity in this investment and acknowledges and understands that he must bear the economic risk of this investment for an indefinite period of time because the WCM Common Stock must be held indefinitely unless subsequently registered under the Act and applicable state and other Securities laws or unless an exemption from such registration is available. Martucci understands that any transfer agent of WCM will be issued a stop-transfer instructions with respect to such shares unless such transfer is subsequently registered under the Act and applicable state and other Securities laws or unless an exemption from such registration is available, and that each certificate representing the WCM Common Stock will bear a restrictive legend to such effect.

                                    ARTICLE 4

                      Representations and Warranties of WCM

WCM hereby represents and warrants to Martucci and USM as follows:

     4.1 Organization and Good Standing; Articles of Incorporation and By-Laws:
WCM is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. WCM has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. WCM is qualified to do business in those jurisdictions listed on Schedule 4.1 hereto. WCM is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on WCM's business as currently conducted.

     4.2 Corporate Power and Authorization. WCM has the corporate power and authority to execute and deliver this Agreement, to issue the Common Stock hereunder and to perform its obligations under the terms of this Agreement. All corporate action on the part of WCM, its directors and stockholders necessary for the authorization, execution, delivery and performance by WCM of this Agreement and the authorization, sale, issuance and delivery of WCM Common Stock has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by WCM, shall constitute valid and binding obligations of WCM, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the Closing Date, the WCM Common Stock will be duly authorized and, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid, nonassessable, and free and clear of any liens, pledges, claims, security interests or other encumbrances created hereby; provided, however, that the WCM Common Stock is subject to restrictions on transfer under state or federal Securities laws as set forth herein.

     4.3 Capitalization. The authorized capital stock of WCM consists of 40,000,000 shares of Common Stock, $0.01 par value, of which 1,318,390 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.3, there are no options, warrants or other rights outstanding to purchase or acquire, or any Common Stock convertible into, nor has WCM agreed to issue or reissue, other than pursuant to this Agreement, any of WCM's authorized and unissued capital stock. There are no agreements or understandings that affect or relate to the voting or giving of written consent with respect to any of WCM's outstanding Common Stock. There are no preemptive rights with respect to the issuance or sale of WCM's capital stock.

     4.4 Financial Statements. WCM has provided the Stockholder with (i) WCM's Annual Report on Form 10-KSB for the year ended December 31, 1999, which contains the audited financial statements of WCM as of and for the years ended December 31, 1997 and 1998 (the "Audited Financial Statements"), and (ii) WCM's Quarterly Report on Form 10-QSB for the Quarter ended September 30, 1999, which included unaudited financial statements of WCM as of and for the nine months ended September 30, 1999 (the "Interim Financial Statements" and together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The Financial Statements fairly present the financial condition and operating results of WCM as of the dates and for the periods indicated, subject, with respect to the Interim Financial Statements, to normal year-end audit adjustments. The above-mentioned Annual Report and Quarterly Report are collectively referred to as the "Exchange Act Reports."

     4.5 Absence of Certain Developments. Except as described on Schedule 4.5 and in the Exchange Act Reports since December 31, 1998, there has been no change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of WCM from that reflected in the Audited Financial Statements, except: (a) changes in the ordinary course of business that have not been, individually or in the aggregate, materially adverse to the assets, properties, condition (financial or otherwise), operating results, business or prospects of WCM; or (b) changes reflected in the Interim Financial Statements. Without limiting the foregoing, except as described on Schedule 4.5, WCM has not, since December 31, 1998, (i) directly or indirectly declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of WCM, (ii) directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose, (iii) made any capital expenditures exceeding $100,000, (iv) incurred any indebtedness exceeding $100,000, (v) sold or encumbered any material assets, property, rights licenses or permits used in WCM's business, (v) suffered any extraordinary loss, damage or casualty loss, (vi) received notification of termination or significant decrease from any material customer or supplier, or (vii) committed to any of the foregoing.

     4.6 Absence of Undisclosed Liabilities. Except as disclosed on Schedule 4.6 and the Exchange Act Reports, WCM does not have any liability or obligation, absolute or contingent, that is not reflected in the Financial Statements, other than obligations and liabilities which taken individually or in the aggregate would not have a material adverse effect on WCM's assets, liabilities, condition (financial or otherwise), operating results, business or prospect.

     4.7 Taxes. WCM has filed all tax returns and reports required by law to be filed, and has paid all taxes, assessments and other government al charges that are due and payable, except for those matters reasonably being contested by WCM and those matters which, individually and in the aggregate, would not have a material adverse effect on WCM's assets, liabilities, condition (financial or otherwise), operating results, business or prospects. The charges, accruals and reserves on the books of WCM in respect of taxes are considered adequate by WCM, and WCM knows of no assessment for additional taxes or any basis therefore.

     4.8 Title to Properties: Except as set forth on Schedule 4.8 and the Exchange Act Reports, WCM has good title to all of its properties and assets, both real and personal, tangible and intangible, reflected on the balance sheet included in the Audited Financial Statements or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and such properties and assets are not subject to any mortgage, pledge, lien, security interest encumbrance or charge other than (o) liens for current taxes not yet due and payable, (ii) liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of WCM or (iii) liens securing obligations reflected in the Financial Statements. With respect to properties or assets it leases, except as set forth on Schedule 4.8 and the Exchange Act Reports, WCM is in compliance with such leases (except for such defaults or breaches that would not, individually or in the aggregate, have a material adverse affect on assets, liabilities, condition (financial or otherwise), operating results, business or prospects) and holds valid leasehold interests free of any liens, claims or encumbrances except for those described in subsections (i) through (iii) hereof.

     4.9 Compliance with Other instruments. WCM is not in violation or default of any provision of its Certificate of Incorporation or By-Laws, or, except as described in the Exchange Act Reports in default of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which WCM is a party or by which it is bound. The execution, delivery and performance by WCM of this Agreement, and the consummation of transactions contemplated hereby and thereby, will not, except as described in the Exchange Act Reports result in any violation of or conflict with the WCM's Certificate of Incorporation or By-Laws, and, will not result in any violation of or conflict with, or constitute a default under, any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which WCM is a party or by which it is bound or in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of WCM.

     4.10 Litigation, etc. Except as described in the Exchange Act Reports, there are no actions, suits, proceedings (arbitration, regulatory or otherwise) or investigations pending or, to WCM's best knowledge, threatened, against WCM or against any if its officers or directors in their capacity as such or which otherwise involves WCM's business or operations. WCM has not commenced or had commenced against it any case under applicable bankruptcy laws. WCM is not engaged in any legal action to recover moneys due it or for damages sustained by it in connection with WCM's business.

     4.11 Employees. WCM does not have any employees employed at will or pursuant to an employment agreement with WCM.

     4.12 Registration Rights. Except as described in Article 11 of this Agreement, WCM is not under any contractual obligation to register under the Act, any of its currently outstanding Common Stock or any of its Common Stock that may hereafter be issued.

     4.13 Governmental Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of WCM is required in connection with the valid execution, delivery and performance of this Agreement, the offer, sale or issuance of the WCM Common Stock, or the consummation of any other transactions contemplated hereby or thereby, except for filings that may be required to comply with applicable federal and state Securities laws.

     4.14 Compliance with Law. WCM is conducting its business and operations in compliance in all material respects with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and, except as is disclosed in the Exchange Act Reports, is not in violation or default in any material respects under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties.

     4.15 Permits. WCM has all permits, licenses, orders and approvals of any federal, state, local or foreign governmental or regulatory body that are material to or necessary in the conduct of its business as now conducted (collectively, the "Permits"); all such Permits are in full force and effect; no violations have been recorded in respect of any such Permits; and not proceeding is pending or, to the knowledge of WCM, threatened to revoke or limit any such Permits.

     4.16 Offering. Subject to the accuracy of the Martucci's representations in
Article 3, hereof, the offer, sale and issuance of the Common Stock as contemplated by this Agreement will constitute transactions exempt from the registration requirements of Section 5 of the Act.

     4.17 Brokers or Finders. WCM has not retained any broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of WCM.

     4.18 Intellectual Property. WCM does not have any patents, patent applications, trademarks and trademark applications or other registrations of intellectual property rights registered in its name or licensed to WCM.

     4.19 Property, Equipment, etc. To the best of WCM's knowledge, the property and equipment owned or leased by WCM, taken as a whole, are in good operating condition (except for ordinary wear and tear which do not adversely affect WCM's businesses) and are generally suitable for the uses for which they are currently used.

     4.20 Insurance. The physical properties and assets used in connection with WCM's businesses are covered by insurance with reputable companies against casualty and other losses customarily obtained to cover comparable properties and assets by similar businesses in the region in which such properties and assets of WCM are located, in amounts and coverage which are reasonable in light of existing conditions. WCM has not failed to give any notice or present any claim under any insurance policy in a due and timely fashion except for such failures that would not have a material adverse effect on WCM's assets, liabilities, condition (financial or otherwise), operating results, business or prospects.

     4.21 No Misrepresentations or Omissions. To WCM's best knowledge, all information provided in connection herewith and all representations and warranties hereunder, including the disclosures in the Financial Statements, this Agreement or the Schedules hereto, are complete and correct in all material respects and do not contain any misleading statement or omit any material information.

     4.22 ERISA. WCM does not maintain any "Plan" subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

     4.23 Common Stock Filings. WCM has made all filings with the Securities and Exchange Commission (the "SEC") that it has been required to make under the Act and the rules and regulations promulgated thereunder and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. WCM has provided Martucci with complete and correct copies of all of WCM's filings made with the SEC (including all exhibits to such filings) during the past two fiscal years and during the current fiscal year through the date hereof (all such documents which have been filed with the SEC, as amended, the "SEC Documents"), including, without limitation all Annual Reports on Form 10-KSB, all Quarterly Reports on Form 10-QSB, all Current Reports on Form 8-K, all registration statements and all proxy statements and annual reports to shareholders. To the best knowledge of WCM, the SEC Documents comply in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and to the best knowledge of WCM, none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.24 Contracts. The Exchange Act Reports disclose all material written contracts, agreements, mortgages, notes, instruments, leases, licenses, franchises, arrangements or understandings with respect to WCM (the "WCM Contracts"). Except as set forth in the Exchange Act Reports, all of WCM Contracts are valid and in full force and effect and there are no existing defaults, or events which with the passage of time or the giving of notice, or both, would constitute defaults by WCM, or to the knowledge of WCM, by any other party to any WCM Contract.

                                    ARTICLE 5

                      Representations and Warranties of USM

USM hereby represents and warrants to WCM as follows:

     5.1 Organization and Good Standing; Articles of Incorporation and By-Laws:
USM is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey. USM has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. USM is qualified to do business in those jurisdictions listed on Schedule 5.1 hereto. USM is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on USM's business as currently conducted.

     5.2 Corporate Power and Authorization. USM has the corporate power and authority to execute and deliver this Agreement, and to perform its obligations under the terms of this Agreement. All corporate action on the part of USM, its directors and stockholders necessary for the authorization, execution, delivery and performance by USM of this Agreement has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by USM, shall constitute valid and binding obligations of USM, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 Capitalization. The authorized capital stock of USM consists of 2,500 shares of Common Stock, without par value, of which 2,500 shares are issued and outstanding. All of the outstanding shares of common stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase or acquire, or any Common Stock convertible into, nor has USM agreed to issue or reissue, other than pursuant to this Agreement, any of USM's authorized and unissued capital stock. There are no agreements or understandings that affect or relate to the voting or giving of written consent with respect to any of USM's outstanding Common Stock. There are no preemptive rights with respect to the issuance or sale of USM's capital stock.

     5.4 Financial Statements. USM has provided WCM with (i) audited financial statements of USM as of and for the year ended March 31, 1999 (the "USM Audited Financial Statements"), and (ii) unaudited financial statements of USM as of and for the nine months ended December 31, 1999 (the "USM Interim Statements" and together with the USM Audited Financial Statements, the "USM Financial Statements"). The USM Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The USM Financial Statements fairly present the financial condition and operating results of USM as of the dates and for the periods indicated, subject, with respect to the USM Interim Financial Statements, to normal year-end audit.

     5.5 Absence of Certain Developments. Since March 31, 1999, there has been no change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of USM from that reflected in the USM Audited Financial Statements, except: (a) changes in the ordinary course of business that have not been, individually or in the aggregate, materially adverse to the assets, properties, condition (financial or otherwise), operating results, business or prospects of USM; or (b) changes reflected in the USM Interim Financial Statements. Without limiting the foregoing, except as described on Schedule 5.5, USM has not, since March 31, 1999, (i) directly or indirectly declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of USM,
(ii) directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose,
(iii) made any capital expenditures exceeding $100,000, (iv) incurred any indebtedness exceeding $100,000, (v) sold or encumbered any material assets, property, rights licenses or permits used in USM's business, (v) suffered any extraordinary loss, damage or casualty loss, (vi) received notification of termination or significant decrease from any material customer or supplier, or
(vii) committed to any of the foregoing.

     5.6 Absence of Undisclosed Liabilities. USM does not have any liability or obligation, absolute or contingent, that is not reflected in the USM Financial Statements, other than obligations and liabilities which taken individually or in the aggregate would not have a material adverse effect on USM's assets, liabilities, condition (financial or otherwise), operating results, business or prospect.

     5.7 Taxes. USM has filed all tax returns and reports required by law to be filed, and has paid all taxes, assessments and other government al charges that are due and payable, except for those matters reasonably being contested by USM and those matters which, individually and in the aggregate, would not have a material adverse effect on USM's assets, liabilities, condition (financial or otherwise), operating results, business or prospects. The charges, accruals and reserves on the books of USM in respect of taxes are considered adequate by USM, and USM knows of no assessment for additional taxes or any basis therefore.



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

     5.8 Title to Properties: USM has good title to all of its properties and assets, both real and personal, tangible and intangible, reflected on the balance sheet included in the Audited Financial Statements or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and such properties and assets are not subject to any mortgage, pledge, lien, security interest encumbrance or charge other than (o) liens for current taxes not yet due and payable, (ii) liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of USM or (iii) liens securing obligations reflected in the USM Financial Statements. With respect to properties or assets it leases, USM is in compliance with such leases (except for such defaults or breaches that would not, individually or in the aggregate, have a material adverse affect on assets, liabilities, condition (financial or otherwise), operating results, business or prospects) and holds valid leasehold interests free of any liens, claims or encumbrances except for those described in subsections (i) through (iii) hereof.

     5.9 Compliance with Other instruments. USM is not in violation or default of any provision of its Certificate of Incorporation or By-Laws, or, in default of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which USM is a party or by which it is bound. The execution, delivery and performance by USM of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not, result in any violation of or conflict with the USM's Certificate of Incorporation or By-Laws, and, will not result in any violation of or conflict with, or constitute a default under, any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree to which USM is a party or by which it is bound or in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of USM.

     5.10 Litigation, etc. There are no actions, suits, proceedings (arbitration, regulatory or otherwise) or investigations pending or, to USM's best knowledge, threatened, against USM or against any if its officers or directors in their capacity as such or which otherwise involve USM's business or operations. USM has not commenced or had commenced against it any case under applicable bankruptcy laws. USM is not engaged in any legal action to recover moneys due it or for damages sustained by it in connection with USM's business.

     5.11 Employees. USM does not have any employees employed at will or pursuant to an employment agreement with USM.

     5.12 Registration Rights. USM is not under any contractual obligation to register under the Act, any of its currently outstanding Common Stock or any of its Common Stock which may hereafter be issued.

     5.13 Governmental Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of USM is required in connection with the valid execution, delivery and performance of this Agreement, or the consummation of any other transactions contemplated hereby or thereby.


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

     5.14 Compliance with Law. USM is conducting its business and operations in compliance in all material respects with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and is not in violation or default in any material respects under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties.

     5.15 Permits. USM does not have any permits, licenses, orders or approvals of any federal, state, local or foreign governmental or regulatory body that are material to or necessary in the conduct of its business as now conducted.

     5.16 Brokers or Finders. USM has not retained any broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of USM.

     5.17 Intellectual Property. USM does not have any patents, patent applications, trademarks and trademark applications or other registrations of intellectual property rights registered in its name or licensed to USM.

     5.18 Property, Equipment, etc. To the best of USM's knowledge, the property and equipment owned or leased by USM, taken as a whole, are in good operating condition (except for ordinary wear and tear which do not adversely affect USM's businesses) and are generally suitable for the uses for which they are currently used.

     5.19 Insurance. The physical properties and assets used in connection with USM's businesses are covered by insurance with reputable companies against casualty and other losses customarily obtained to cover comparable properties and assets by similar businesses in the region in which such properties and assets of USM are located, in amounts and coverage which are reasonable in light of existing conditions. USM has not failed to give any notice or present any claim under any insurance policy in a due and timely fashion except for such failures that would not have a material adverse effect on USM's assets, liabilities, condition (financial or otherwise), operating results, business or prospects.

     5.20 No Misrepresentations or Omissions. To USM's best knowledge, all information provided in connection herewith and all representations and warranties hereunder, including the disclosures in the Financial Statements, this Agreement or the Schedules hereto, are complete and correct in all material respects and do not contain any misleading statement or omit any material information.

     5.21 ERISA. USM does not maintain any "Plan" subject to ERISA.


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

     5.22 Contracts. Schedule 5.22 sets forth a list of all written contracts, agreements, mortgages, notes, instruments, leases, licenses, franchises, arrangements or understandings with respect to USM (the "USM Contracts"). Except as set forth on Schedule 5.22, all of the USM Contracts are valid and in full force and effect and there are no existing defaults, or events which with the passage of time or the giving of notice, or both, would constitute defaults by USM, or to the knowledge of USM, by any other party to any USM Contract.

                                    ARTICLE 6

The obligations of WCM to issue the Common Stock on the Closing Date are subject to the fulfillment as of the Closing Date of the following conditions:

     6.1 Representations and Warranties Correct. The representations and warranties made by Martucci and USM in Article 3 and 5 hereof be true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date.

     6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by Martucci and USM at or prior to the Closing Date shall have been performed or complied with, including the obtaining of all consents necessary for the consummation of the transaction by Martucci and USM.

     6.3 Compliance Certificate of each of USM and Martucci. USM shall have delivered to WCM a certificate executed by the President of USM dated the Closing Date and Martucci shall have delivered a certificate executed by Martucci certifying to the fulfillment of the conditions specified in Sections
6.1 and 6.2 of this Agreement as they relate to USM and Martucci, respectively.

     6.4 USM Common Stock Martucci shall have delivered to WCM Certificates representing USM Common Stock, duly endorsed for transfer to WCM.

     6.5 Stockholder Approval WCM stockholders shall have approved the Agreement and the transactions contemplated herein.

     6.6 Compliance Certificate. WCM shall have received a certificate of the Secretary of USM certifying as to (a) the Certificate of Incorporation of USM and any amendments to restatements thereof; (b) By-Laws of USM and any amendments to restatements thereof; (c) the good standing of USM in New Jersey;
(d) resolutions of the Board of Directors authorizing the execution of this Agreement and the other transactions contemplated herein; and (e) incumbency of USM's signatory.



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

                                    ARTICLE 7

                    Conditions to Closing of Martucci and USM

Martucci's obligation to sell the USM Common Stock at the Closing Date is subject to the fulfillment as of the Closing Date of the following conditions:

     7.1 Representations and Warranties Correct. The representations and warranties made by WCM in Article 4 hereof shall be true and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made at and as of the Closing Date.

     7.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by WCM at or prior to the Closing shall have been complied with.

     7.3 Compliance Certificate. WCM shall have delivered to Martucci a certificate executed by the President of WCM dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 7.1 and
7.2 of this Agreement.

     7.4 Stock Certificates. WCM shall have issued or cause to be issued to Martucci a certificate or certificates representing the WCM Common Stock.

     7.5 Compliance Certificate. USM and Martucci shall have received a certificate of the Secretary of WCM certifying as to (a) the Certificate of Incorporation of WCM and any amendments to restatements thereof; (b) By-Laws of WCM and any amendments to restatements thereof; (c) the good standing of WCM in Delaware and the jurisdictions listed on Schedule 4.1 hereto; (d) resolutions of the WCM's Board of Directors authorizing the execution of this Agreement and the other transactions contemplated hereby; (e) resolutions of WCM's stockholders or minutes of a special meeting of stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein; and (f) incumbency of WCM signatory.

                                    ARTICLE 8

Stockholder Approvals, Board of Directors' Recommendations; Filings:

     8.1 Stockholder Approvals; Board of Directors' Recommendations. A meeting of the stockholders of WCM shall be held in accordance with the General Corporation Law of the State of Delaware ("GCL"), as promptly as possible, after at least 20 days' prior written notice thereof to the stockholders of WCM, to consider and vote upon, among other things, the adoption and approval of this Agreement and such other transactions as contemplated hereby (collectively, the "Proxy Proposals"). Subject to its fiduciary duty to stockholders, the Board of Directors of WCM shall recommend to its stockholders that the Agreement and the other Proxy Proposals be adopted and approved.

     8.2 Filings. WCM undertakes to promptly prepare and submit to Martucci's counsel, for review and approval, any and all documentation and/or filings required by the GCL or the Act or the Exchange Act to be submitted and/or filed including, but not limited to a proxy statement prepared and filed pursuant to the Exchange Act proxy rules. Upon the approval of such documentation and/or filings by Martucci's counsel, WCM shall undertake to file same with the SEC.

                                    ARTICLE 9

                                 Indemnification

     9.1 Indemnification by Martucci and USM. Martucci agrees to indemnify, defend and hold WCM harmless, and its officers, directors, stockholders, agents, employees, attorneys, affiliates, successors and assigns, from and against, and pay or reimburse each of them for, any and all claims, losses, damages, judgments, amounts paid in settlement, costs and legal, accounting or other expenses (collectively, "Losses") that any of them may sustain or incur as a result of any misrepresentation, any inaccuracy in, or any breach of, any warranty or representation or any non-performance of any covenant or other obligation on the part of Martucci and USM contained in this Agreement, or any document delivered hereunder; provided that Martucci and USM shall not be required to indemnify WCM for Losses unless such Losses exceed $50,000 in the aggregate, in which event Martucci and USM shall be obligated to indemnify WCM for the amount of such Losses in excess of $50,000.

     9.2 Indemnification by WCM. WCM agrees to indemnify, defend and hold harmless Martucci and, USM's officers, directors, stockholders, agents, employees, attorneys, affiliates, successors and assigns and each of them, from and against, and pay or reimburse each of them for, any and all Losses that any of them may sustain or incur as a result of any misrepresentation, breach of warranties or representations or non-performance of any covenants or other obligations on the part of WCM contained in this Agreement or any document delivered hereunder; provided that WCM shall not be required to indemnify Martucci and USM for losses unless such Losses exceed $50,000 in the aggregate, in which event USM shall indemnify such indemnified party for the amount of such Losses in excess of $50,000.

     9.3 Indemnification Procedures.

     (a) Promptly after receipt by a party entitled to indemnification hereunder (an "Indemnified Party") of notice of any claim or of the commencement of any action, investigations, suit or proceeding ("Proceeding") with respect to which such party may make a claim for Indemnification hereunder, the Indemnified Party will notify the party against whom indemnification is sought (the "Indemnifying Party") in writing of such claim or Proceeding, and the Indemnifying Party may in his or its discretion assume the defense of such claim or Proceeding, in which case he or it shall employ counsel reasonably satisfactory to the Indemnified Party and shall pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, an Indemnified Party will be entitled to employ counsel separate from counsel for the Indemnifying Party and to participate in the


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

defense of such claim or Proceeding at the Indemnified Party's expense. No settlement or compromise of any claim or Proceeding shall give rise to liability of the Indemnifying Party unless such party shall have been notified of any proposed settlement or compromise and shall have consented thereto; provided that the Indemnifying Party shall obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any such claim or proceeding, if as a result of the failure of the Indemnified Party to do so would cause it or him to become subject to injunctive or other equitable relief, or the business of the Indemnified Party (or that of its subsidiary) would be materially adversely affected in any manner.

     (b) Other Losses. In the event that any Indemnified Party suffers a Loss or otherwise becomes entitled to indemnification hereunder from an Indemnifying Party in a situation that does not involve a Proceeding being instituted by a third party, the Indemnified Party shall send notice as it would pursuant to
Section 9.3(a) in order to provide reasonable notice to the Indemnifying Party as to the nature and extent of the Loss.

     (c) Effect. Any notice of a claim or Proceeding or a claim for indemnity provided for herein shall be in writing and shall specify, to the extent known by the Indemnified Party, the nature and extent of the claim or Proceeding and the amount being asserted as damages or Losses, as the case may be. Notwithstanding the foregoing, the failure to so provide notice on a timely and adequate basis (except to the extent that such notice is given after the survival period contained in Section 9.2) shall not relieve the Indemnifying Party of its obligations to indemnify hereunder except to the extent that such Indemnifying Party can establish prejudice to it by the lack of timely or adequate notice.

                                   ARTICLE 10

                                   Termination

     10.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing, whether prior to or after approval by the stockholders of WCM by consent of all of the parties hereto, or by either WCM, on the one hand, or MARTUCCI on the other, if; (i) the other party shall, when made, have breached in any material respect any of its representations or warranties contained in this Agreement; (ii) any such representation or warranty shall not be correct or accurate in all material respects at and as of the Closing Date with the same effect as if made at such time (with such exceptions as are permitted hereunder); (iii) the other party shall have failed to comply in all material respects with any of its convents or agreements contained in this Agreement to be complied with or performed by it at or prior to the Closing Date; (iv) if a permanent injunction is entered, enforced or deemed applicable to this Agreement which prohibits the consummation of the transactions contemplated hereby and all appeals of such injunction shall have been taken and shall have been unsuccessful; (v) if any governmental entity, the consent of which is a condition to the obligation of such party to consummate the transactions contemplated hereby, shall have determined not to grant its consent and all appeals of such determination shall have been taken and shall have been unsuccessful; or (vi) the Closing Date shall not have occurred within 180 days of the date hereof.

     10. 2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 10.1 hereof, all rights of all parties hereto shall cease and terminate, except for such rights as any party may otherwise have for breach of contract, including, without limitation, rights for breach of any representations, warranties or covenants contained herein.

                                   ARTICLE 11

                               Registration Rights

     11.1 Piggyback Registration. If during the two year period commencing upon the Closing Date, WCM proposes to register any of its securities under the Act (other than pursuant to Form S-8, a registration statement concerning a merger or acquisition or other comparable form), WCM shall include the WCM Common Stock (the "Registrable Securities") acquired by Martucci herein (whether owned by Martucci or a transferee of Martucci) (the "Holder") in such registration statement. WCM shall at such time give prompt written notice to the Holder of its intention to file such registration statement and of such Holder's rights under such proposed registration, and upon the request of the Holder delivered to WCM within fifteen (15) days after giving of such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), WCM shall include such Registrable Securities held by the Holder requested to be included in such registration.

     11.2. Mandatory Registration. Commencing six months after the Closing Date and continuing until the second anniversary of the Closing Date, in the event the Holder has not sold all of his Registrable Securities in connection with a registration statement pursuant to Sections 11.1 hereof or otherwise, WCM, upon written notice from the Holder(s) of in excess of 50% of the Registrable Securities, shall file a registration statement covering the sale of all remaining Registrable Securities as soon as practicable, but not later than 60 days after the date of such notice; provided, however, that such period may be extended or delayed by WCM for one period of up to 45 days if, upon the advice of counsel at the time such registration is required to be filed, or at the time WCM is required to exercise its best efforts to cause such registration statement to become effective, such delay is advisable and in the best interests of WCM because of the existence of non-public material information, or to allow WCM to complete any pending audit of its financial statements.

     11.3. Limitation on Piggyback and Mandatory Registration Rights. Notwithstanding anything contained in section 11.1 or 11.2 of this Agreement, WCM shall not be required to include any of the Holders' Registrable Securities in an underwritten offering of WCM's securities unless the Holders accept the terms of the underwriting as agreed upon between WCM and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and the Holder(s) agree to execute and/or deliver such documents in connection with such registration as WCM or the managing underwriter may reasonably request.

                                   ARTICLE 12

                                  Miscellaneous

     12.1 Governing Law. This agreement shall be governed by an construed under the laws of the State of New York without regard to the conflicts of law principles thereof.

     12.2 Survival. The representations and warranties made herein shall survive the Closing Date of the transactions contemplated hereby for a period of three
(3) years from the Closing Date.

     12.3 Successors and Assigns. Except as otherwise provided herein, this Agreement shall insure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. WCM may not assign its rights under this Agreement without the express written consent of USM and Martucci.

     12.4 Entire Agreement: Amendment. This Agreement, its attachments, and the other documents and agreements delivered pursuant hereto at the Closing Date constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement no any term hereof may be amended, waived, discharged or terminated other than by a written agreement of USM and Martucci, and WCM.

     12.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier services, addressed (a) if to WCM, 76 Beaver Street, Room 500, New York, New York 10005 or at such other address as WCM shall have furnished to the other parties hereto in writing or (b) if to Martucci or USM to 3 Dundar Road, Springfield, N.J. 07081, or such other address as Martucci or USM shall have furnished to the other parties hereto in writing. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or courier, at the earlier of its receipt or 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     12.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.


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

     12. 7 Expenses. Martucci agrees to pay the expenses and legal fees incurred on its behalf and on behalf of the other parties to this Agreement with respect to this Agreement and the transactions contemplated hereby.

     12.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

     12.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. Furthermore, in lieu of such illegal, unenforceable or void provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, unenforceable or void provision as may be possible and be legal, enforceable and valid.

     12.10 Effect of Headings. The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     12.11 Announcements. Each party shall give to the other parties hereto reasonable prior notice and shall consult with the other parties hereto on the timing, contents and manner of making all announcements or press releases, written or otherwise, relating to the transactions contemplated hereby, whether to employees, stockholders or the public, by or on behalf of any of the parties hereto, except to the extent required by law.


     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective as of the date first set forth above.

                                           WCM Capital, Inc.



                                       By: /s/ Robert Waligunda
                                           -------------------------------------
                                           Robert Waligunda, President


                                           U.S. Mining Co.


                                       By: /s/ William C. Martucci
                                           -------------------------------------
                                           William C. Martucci, President


                                       By: /s/ William C. Martucci
                                           -------------------------------------
                                           William C. Martucci, Individually

                                  Schedule 4.1

WCM is qualified to do business in the following jurisdictions:

Colorado

                                  Schedule 4.5

The following is a list and description of material events that have occurred subsequent to the events described in the Financial Statements:

Reverse Split: Effective as of 12:01 a.m. Eastern Standard Time on December 20, 1999, WCM reverse split its issued and outstanding shares of Common Stock on a one-for-three basis and the number of authorized shares of WCM's Common Stock was reduced from 100,000,000 shares to 40,000,000 shares. As a result, each three shares of Common Stock outstanding prior to the reverse split became one share after the reverse split. Fractional shares were rounded up to the next whole number. There was no change in the par value of WCM's shares of Common Stock.

NASDAQ: NASDAQ notified WCM that it would delist WCM's Common Stock from the NASDAQ SmallCap Market on September 17, 1999. WCM appealed this decision before a NASDAQ Listing Qualifications Panel. The oral hearing was held on October 28, 1999 and WCM is waiting for its decision. However, at the hearing, the hearing Panel suggested that WCM effect a reverse split of its outstanding shares of Common Stock on a one-for-three basis to see if the bid price would rise above the $1.00 minimum bid price required for continued listing on the NASDAQ SmallCap Market. The reverse split was effected on December 20, 1999 (see "Reverse Split" above).

USM Funding: Martucci and USM are familiar with USM's agreement to fund WCM's operations and the transactions contemplated by this Agreement.

                                  Schedule 4.6

There are no undisclosed WCM liabilities, except:

The current balance on the loan from USM to WCM and USM and Martucci are familiar with this balance.

                                  Schedule 4.8


The following is an update on issued related to WCM's title in, and or leases on relevant properties:

None, other than the extension that USM received from Hayden. USM and Martucci are familiar with this.

                                  Schedule 5.1

USM is qualified to do business in the following jurisdictions:

New Jersey

                                  Schedule 5.5

The following is a list and description of material events that have occurred with regard to USM subsequent to the events described in the USM Financial Statements

USM Funding of WCM: WCM is familiar with USM's agreement to fund WCM's operations and the transactions contemplated by this Agreement.

     Reference is made to that Stock Purchase Agreement, dated January 18, 2000, by and among WCM Capital, a Delaware corporation, U.S. Mining, Inc., a New Jersey corporation ("USM") and William C. Martucci, the sole stockholder of USM (the "Stock Purchase Agreement"). All capitalized terms used herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

     Section 10.1 of the Stock Purchase is hereby amended by deleting item (iv) in its entirety and replacing it with the following: "or (vi) the Closing Date shall not have occurred on or before August 18, 2000."



                                                  WCM CAPITAL, INC.


                                                  /s/ Robert Waligunda
                                                  ------------------------------
                                                  President



                                                  US MINING, INC.


                                                  /s/ William C. Martucci
                                                  ------------------------------
                                                  President


                                                  /s/ William C. Martucci
                                                  ------------------------------
                                                  William C. Martucci

                                                                      APPENDIX B



                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                              OF WCM CAPITAL, INC.

                            Under Section 242 of the
                    Corporation Law of the State of Delaware



Robert Waligunda and Richard Brannon, respectively, the President and the Secretary of WCM CAPITAL, INC. (the "Company"), a corporation organized and existing under and by the virtue of the General Corporation law of the State of Delaware, DO HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by written consent filed with the minutes of the Board, adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

"1. The Certificate of Incorporation is hereby amended to increase the number of authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares."

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation law of the State of Delaware by affirmative vote by the holders of the majority of the stock for the Company entitled to vote at a special meeting of stockholders held on July 31, 2000.

IN WITNESS WHEREOF, we, the undersigned, have executed and subscribed this certificate this ______ day of August, 2000.



---------------------------                     -------------------------------
Robert Waligunda, President                     Richard Brannon, Secretary

                                                                      APPENDIX C

Summary Historical Financial Information

     Certain historical and selected financial data are attached as Appendix C to this Proxy Statement. Audited statements of each of the Company and USM, are attached as Appendices D and E respectively.

     The following pro-forma consolidation presents the effect of the Acquisition on the Company's historical December 31, 1999 and March 31, 2000 Balance Sheet as if it had occurred on the balance sheets date. The pro-forma consolidation assumes that a total of 7,470,877 shares of the Company's common stock (85% of the total issued and outstanding shares after the Acquisition) will be issued to Martucci for 100% of the issued and outstanding shares of common stock of USM, Shoppers OnLine and Freebees. Simultaneously, USM's loan payable to stockholder will be contributed as equity. The unaudited pro-forma balance sheet is not necessarily indicative of what the Company's financial position would have been if the contemplated transactions had been effected on the dates indicated, or will be in the future.

     With the exception of the elimination of interest on the related party and shareholder indebtedness, the Acquisition has no material impact on the consolidated results of operations, which have not been presented herewith.

     As a result of the USM Acquisition, Mr. Martucci, the sole shareholder of USM, will become the controlling (85%) stockholder of the Company.

     The unaudited interim financial statements of USM should be read in conjunction with the historical year-end financial statements and accompanying footnotes of USM contained herein.

     The contemplated transaction will be recorded under the purchase method of accounting whereby the financial position as the results of operations of USM and the Company could be considered commencing as of the contemplated date of the transaction.

                                                                      APPENDIX C

SELECTED FINANCIAL DATA
WCM CAPITAL, INC.


                                                        Three Months
                                                           Ended
                                                          March 31                            Years Ended December 31
                                                     -------------------   ---------------------------------------------------------
                                                     2000(C)     1999(C)        1999        1998        1997        1996        1995
                                                     -------     -------        ----        ----        ----        ----        ----

Loss from continuing operations                      180,147      81,196     501,926   1,531,317   1,908,475   1,314,104   1,641,944
Loss from continuing operations per
common share                                            0.14        0.06        0.38        1.16        1.45        1.33        2.51
Total assets                                       4,742,087   4,936,904   4,754,850   4,943,182   5,901,694   6,962,547   4,011,290
Long-term obligations                                     --          --          --          --          --     719,639     320,270
Stockholders' equity per common share                   1.53        1.99        1.67        2.05        3.22        4.91        4.49
Weighted average number of common
shares                                             1,318,767   1,318,767   1,318,767   1,318,390   1,313,333     990,458     653,805


NOTES TO SELECTED FINANCIAL DATA:

(A) During the period covered by the above table, the Company had no sales or operating revenues, no classes of capital stock other than common, and paid no dividends.

(B) Weighted average number of shares and per share amounts have been restated to give retroactive effect to the May 26, 1998 twenty-five for one reverse stock split, and the December 20, 1999 three for one reverse stock split.

                                                             Historical         Historical
                                                            WCM Capital,        US Mining,
                      BALANCE SHEETS                            Inc.               Inc.                                Consolidated
                                                              31-Mar-00         31-Mar-00          Adjustments Notes   Pro-Forma(3)
                                                            ------------       ------------       ------------         ------------
                          ASSETS
Current assets
   Cash and cash equivalents                                $         --       $     11,663                            $     11,663
                                                            ------------       ------------                             ------------

Other assets
   Mining, milling and other property &
   equipment                                                   4,604,386                 --                               4,604,386
   Mining reclamation bonds                                      137,701                 --                                 137,701
   Note receivable-related party                                      --          1,825,268       $ (1,825,268)  (1)   $         --
                                                            ------------       ------------       ------------         ------------

                                                               4,742,087          1,825,268       $ (1,825,268)           4,742,087
                                                            ------------       ------------       ------------         ------------

                                                            $  4,742,087       $  1,836,931       $ (1,825,268)        $  4,753,750
                                                            ============       ============       ============         ============

                    LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable and accrued expenses                    $    699,289       $     12,350       $     (3,864)  (1)   $    707,776
   Payroll and other taxes payable                                29,960                 --                                  29,960
   Convertible debentures                                        145,000                 --                                 145,000
   Notes payable - related party and
   others                                                        218,965             70,000                                 288,965
   Note payable - related party                                1,627,438                 --         (1,627,438)  (1)             --
                                                            ------------       ------------       ------------         ------------
                                                               2,720,652             82,350         (1,631,302)           1,171,701
                                                            ------------       ------------       ------------         ------------

Noncurrent liabilities
   Loan payable to shareholder                                        --          1,998,263         (1,998,263)  (2)             --
                                                            ------------       ------------       ------------         ------------

Stockholders' equity
   Common stock
   Authorized 40,000,000 shares, $.01 par
   value                                                          13,188                 --             74,709  (2)          87,893
   Authorized 2,500 shares, no par
   value                                                              --                 25                (25)                  --
   Additional paid-in capital                                 18,390,360                 --          1,729,613  (2)      20,119,977
   Deficit accumulated during development
   stage                                                     (16,382,113)          (243,707)                            (16,625,820)
                                                            ------------       ------------       ------------         ------------

                                                               2,021,435           (243,682)         1,804,297            3,582,050
                                                            ------------       ------------       ------------         ------------

Total liabilities and stockholders'
equity                                                      $  4,742,087       $  1,836,931       $ (1,825,268)        $  4,753,751
                                                            ============       ============       ============         ============



Common shares issued and outstanding                           1,318,390              2,500                               8,789,267
                                                            ============       ============                            ============

Stockholder's Equity per common share                       $       1.53       $     (97.47)                           $       0.41
                                                            ============       ============                            ============

Notes:

(1)  Intercompany balance eliminated in consolidation

(2) Consolidated column reflects contribution to equity of US Mining Inc.'s loan payable to shareholder.

(3) Consolidated column gives effect to issuance of 7,470,877 shares of common stock of WCM Capital, Inc. (85% of total issued and outstanding after transaction) for 2,500 common shares of US Mining, Inc.

Pro Forma Statements of Operations
WCM & USM


                                                                   Year Ended
                                            -------------------------------------------------------        Three Months Ended(2)
                                            Dec. 31, 1999        March 31, 2000          Pro Forma            March 31, 2000
                                                 WCM                  USM              Consolidated                WCM
Revenues
 Interest & other income                      $  2,414              $112,334              $114,748              $    685


Expenses                                       504,340               150,384               654,724               180,832
                                              ----------------------------------------------------              --------

Net Loss                                      $501,926              $ 38,050               539,976              $180,147
                                              ====================================================              ========

Loss per share (1)                            $   0.38                                    $   0.41              $   0.14
                                              ========                                    ========              ========




(1) Weighted average number of shares and per share amounts have been restated to give retroactive effect to the May 26, 1998 twenty-five for one reverse stock split, and the December 20, 1999 three for one reverse stock split.

(2) June 30, 2000 three month information for USM is not available

                                                                      APPENDIX D
                                                                10KSB - 12/31/99


                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)







                                    - INDEX -






                                                                                          Page(s)
                                                                                          -------

Report of Independent Auditors                                                            F - 2

Financial Statements:

      Balance Sheets, December 31, 1999 and 1998                                          F - 3

      Statements of Operations, Years Ended December 31, 1999 and 1998 and
      Cumulative Period From December 1, 1977 (inception) to December 31, 1999            F - 4

      Statements of Stockholders' Equity, Years Ended December 31, 1999 and 1998 and
      Cumulative Period From December 1, 1977 (inception) to December 31, 1999            F - 5

      Statements of Cash Flows, Years Ended December 31, 1999 and 1998 and
      Cumulative Period From December 1, 1977 (inception) to December 31, 1999            F - 6


Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
WCM Capital, Inc.
New York, New York


We have audited the balance sheet of WCM Capital, Inc. (formerly Franklin Consolidated Mining Co., Inc.) as of December 31, 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the accumulated amounts from inception through December 31, 1998, which includes an accumulated deficit as of December 31, 1998 of ($15,700,041). Those amounts were audited by other auditors whose report has been furnished to us and our opinion insofar as it relates to those accumulated amounts is based solely on the report of the other auditors. The financial statements of WCM Capital, Inc. as of December 31, 1998 were audited by other auditors whose report dated April 13, 1999 on those statements included an explanatory paragraph that described the going concern uncertainty discussed in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of WCM Capital, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the company is an exploration stage enterprise whose operations have generated recurring losses and cash flow deficiencies from inception and, as of December 31, 1999, has a substantial working capital deficiency. As a result, it was in default with respect to payments on several notes and on convertible debentures and wholly dependent on outside funding to finance current operations. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not
include  any   adjustments   that  might   result  from  the  outcome  of  these
uncertainties.



EHRENKRANTZ STERLING & CO., LLC
Certified Public Accountants
Livingston, New Jersey
March 28, 2000

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                                 BALANCE SHEETS

                                   - ASSETS -
                                                                                       DECEMBER 31
                                                                               ----------------------------
                                                                                   1999            1998
                                                                               ------------    ------------
CURRENT ASSETS:
       Cash                                                                    $       --      $       --
                                                                               ------------    ------------

TOTAL CURRENT ASSETS                                                                   --              --
                                                                               ------------    ------------

OTHER ASSETS:
       Mining, milling and other property and equipment, net of accumulated
           depreciation and depletion of $2,166,261 and $2,105,515                4,617,834       4,808,580

       Mining reclamation bonds                                                     137,016         134,602
                                                                               ------------    ------------

                                                                               $  4,754,850    $  4,943,182
                                                                               ============    ============

                    - LIABILITIES AND STOCKHOLDERS' EQUITY -
CURRENT LIABILITIES:
       Accounts payable and accrued expenses                                   $    689,049    $    654,164
       Payroll and other taxes payable                                               29,960          29,960
       Convertible debentures                                                       145,000         145,000
       Notes payable - related companies and others                                 218,965         218,965
       Note payable - U.S. Mining, Inc.                                           1,470,295       1,191,586
                                                                               ------------    ------------

TOTAL CURRENT LIABILITIES                                                         2,553,269       2,239,675
                                                                               ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
       Common stock, par value $.01 per share; 40,000,000 shares authorized;
           1,318,767 shares issued and outstanding                                   13,188         329,598
       Additional paid-in capital                                                18,390,360      18,073,950
       Deficit accumulated during the exploration stage                         (16,201,967)    (15,700,041)
                                                                               ------------    ------------
                                                                                  2,201,581       2,703,507
                                                                               ------------    ------------

                                                                               $  4,754,850    $  4,943,182
                                                                               ============    ============

            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                            STATEMENTS OF OPERATIONS





                                                                                        Years Ended              Cumulative
                                                                                        December 31           December 1, 1977
                                                                               ----------------------------   (inception) through
                                                                                   1999           1998        December 31, 1999
                                                                               ------------    ------------   ------------------
REVENUES:
       Sales                                                                   $       --      $       --      $    876,082
       Interest income                                                                2,414           3,920         551,109
       Other income                                                                    --             4,397          79,397
                                                                               ------------    ------------    ------------
                                                                                      2,414           8,317       1,506,588
                                                                               ------------    ------------    ------------

EXPENSES:
       Mine expenses and environmental remediation costs                             34,812          62,560       3,621,110
       Loss on sale/write-down of mining and milling and other property
           and equipment                                                            130,000         465,000       1,795,000
       Depreciation and depletion                                                    60,746         146,355       2,361,610
       General and administrative expenses                                          233,829         642,592       6,482,206
       Interest expense                                                             144,953         123,127       1,286,432
       Amortization of debt issuance expense                                           --              --           683,047
       Equity in net (income) loss and settlement of claims of Joint Venture           --              --         1,059,971
       Other                                                                       (100,000)        100,000         419,179
                                                                               ------------    ------------    ------------
                                                                                    504,340       1,539,634      17,708,555
                                                                               ------------    ------------    ------------

NET LOSS                                                                       $   (501,926)   $ (1,531,317)   $(16,201,967)
                                                                               ============    ============    ============


BASIC LOSS PER COMMON SHARE                                                    $       (.38)   $      (1.16)
                                                                               ============    ============


WEIGHTED AVERAGE SHARES OUTSTANDING                                               1,318,767       1,318,390
                                                                               ============    ============


            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                       STATEMENTS OF STOCKHOLDERS' EQUITY            Page 1 of 5


                                                                                          Deficit
                                                                                        Accumulated
                                                                          Additional    During the
                                                               Common      Paid-in      Exploration     Treasury
                                                   Shares      Stock       Capital         Stage          Stock          Total
                                                  --------   ---------   -----------    -----------    -----------    -----------
Issuance of common stock:
         Cash                                        8,268   $      83   $    43,017    $      --      $      --      $    43,100
         Non-cash:
              Related parties                       49,332         493         8,757           --             --            9,250
              In exchange for shares of Gold
                  Developers and Producers, Inc.    58,400         584        16,850           --             --           17,434
                  Net loss                            --          --            --          (45,584)          --          (45,584)
                                                  --------   ---------   -----------    -----------    -----------    -----------
Balance, December 31, 1977                         116,000       1,160        68,624        (45,584)          --           24,200

Issuance of common stock:
         Pursuant to public offering, net of
              underwriting expenses of $11,026      31,368         314       283,681           --             --          283,995
         Cash                                       12,000         120       242,757           --             --          242,877
         Non-cash                                      268           2         4,998           --             --            5,000
Net loss                                              --          --            --          (66,495)       (66,495)
                                                  --------   ---------   -----------    -----------    -----------    -----------
Balance, December 31, 1978                         159,636       1,596       600,060       (112,079)          --          489,577

Issuance of common stock:
         Cash                                       12,368         124       441,126           --             --          441,250
         Non-cash - related parties                  2,132          21        59,979           --             --           60,000
         Non-cash - other                              356           4        13,346           --             --           13,350
Net loss                                              --          --            --         (128,242)          --         (128,242)
                                                  --------   ---------   -----------    -----------    -----------    -----------
Balance, December 31, 1979                         174,492       1,745     1,114,511       (240,321)          --          875,935

Issuance of common stock:
         Cash                                       15,452         154       839,846           --             --          840,000
         Non-cash                                    3,176          32       118,968           --             --          119,000
Net loss                                              --          --            --         (219,021)          --         (219,021)
                                                  --------   ---------   -----------    -----------    -----------    -----------
Balance, December 31, 1980                         193,120       1,931     2,073,325       (459,342)          --        1,615,914

Issuance of common stock:
         Cash                                        3,500          35       262,465           --             --          262,500

Issuance of common stock:
         Cash                                        7,706          77       557,923           --             --          558,000
         Non-cash                                    1,387          14       103,986           --             --          104,000
         Commission on sale of common stock           --          --         (57,300)          --             --          (57,300)
Net loss                                              --          --            --         (288,105)          --         (288,105)
                                                  --------   ---------   -----------    -----------    -----------    -----------
Balance, December 31, 1981                         205,713       2,057     2,940,399       (747,447)          --        2,195,009


            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                       STATEMENTS OF STOCKHOLDERS' EQUITY            Page 2 of 5


                                                                                                Deficit
                                                                                              Accumulated
                                                                                Additional    During the
                                                                     Common       Paid-in      Exploration   Treasury
                                                          Shares      Stock       Capital         Stage        Stock       Total
                                                        ---------   ---------   -----------    -----------    -------   -----------
Issuance of common stock:
         Cash                                              11,480   $     115   $   764,011    $      --      $  --     $   764,126
         Non-cash                                           2,160          22       161,978           --         --         162,000
         Commission on sale of common stock                  --          --         (56,075)          --         --         (56,075)
Net loss                                                     --          --            --         (287,291)      --        (287,291)
                                                        ---------   ---------   -----------    -----------    -------   -----------
Balance, December 31, 1982                                219,353       2,194     3,810,313     (1,034,738)      --       2,777,769

Issuance of common stock:
         Cash                                              16,975         170     1,189,380           --         --       1,189,550
         Non-cash                                             944           9        70,825           --         --          70,834
         Exercise of stock options by:
              Related parties                               3,567          35       267,465           --         --         267,500
              Others                                           52           1         3,999           --         --           4,000
         Commission on sale of common stock                  --          --        (124,830)          --         --        (124,830)
Net loss                                                     --          --            --         (749,166)      --        (749,166)
                                                        ---------   ---------   -----------    -----------    -------   -----------
Balance, December 31, 1983                                240,891       2,409     5,217,152     (1,783,904)      --       3,435,657

Issuance of common stock:
         Cash                                              16,023         160     1,151,540           --         --       1,151,700
         Non-cash                                             367           3        27,497           --         --          27,500
         Exercise of stock options by related parties       2,667          27       199,973           --         --         200,000
         Commission on sale of common stock                  --          --         (90,950)          --         --         (90,950)
Net loss                                                     --          --            --         (301,894)      --        (301,894)
                                                        ---------   ---------   -----------    -----------    -------   -----------
Balance, December 31, 1984                                259,948       2,599     6,505,212     (2,085,798)      --       4,422,013

Issuance of common stock:
         Cash                                               5,618          56       300,023           --         --         300,079
         Non-cash                                             133           2         7,498           --         --           7,500
         Exercise of stock options by:
              Related parties                               2,667          27       149,973           --         --         150,000
              Others                                           12           0           750           --         --             750
         Commission on sale of common stock                  --          --          (3,462)          --         --          (3,462)
Net loss                                                     --          --            --         (133,929)      --        (133,929)
                                                        ---------   ---------   -----------    -----------    -------   -----------
Balance, December 31, 1985                                268,378       2,684     6,959,994     (2,219,727)      --       4,742,951

            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          STATEMENTS OF STOCKHOLDERS'         EQUITY Page 3 of 5





                                                                                            Deficit
                                                                                           Accumulated
                                                                             Additional    During the
                                                                  Common      Paid-in      Exploration     Treasury
                                                       Shares     Stock       Capital         Stage         Stock         Total
                                                     ---------   --------   -----------    -----------    ---------    -----------
Issuance of common stock:
         Cash                                            7,587   $     76   $   300,424    $      --      $    --      $   300,500
         Non-cash - related parties                      2,133         21        79,979           --           --           80,000
         Non-cash - others                               1,800         18        53,982           --           --           54,000
Net loss                                                  --         --            --         (227,788)        --         (227,788)
                                                     ---------   --------   -----------    -----------    ---------    -----------
Balance, December 31, 1986                             279,898      2,799     7,394,379     (2,447,515)        --        4,949,663

Issuance of common stock:
         Cash                                           34,725        347     1,286,954           --           --        1,287,301
         Non-cash - related parties                      2,695         27        70,873           --           --           70,900
         Non-cash - other                                  500          5        37,245           --           --           37,250
         Commission on sale of common stock               --         --        (110,243)          --           --         (110,243)
Net loss                                                  --         --            --         (730,116)        --         (730,116)
                                                     ---------   --------   -----------    -----------    ---------    -----------
Balance, December 31, 1987                             317,818      3,178     8,679,208     (3,177,631)        --        5,504,755

Issuance of common stock - non-cash - related
         parties                                         2,666         27        49,973           --           --           50,000
Net loss                                                  --         --            --         (386,704)        --         (386,704)
Purchase of 666 shares of treasury stock -
         at cost                                          --         --            --             --        (12,500)       (12,500)
                                                     ---------   --------   -----------    -----------    ---------    -----------
Balance, at December 31, 1988                          320,484      3,205     8,729,181     (3,564,335)     (12,500)     5,155,551

Issuance of common stock:
         Cash                                            9,040         90       110,410           --           --          110,500
         Non-cash - others                               3,782         38        33,828           --           --           33,866
         Non-cash -related parties                       2,800         28        31,472           --           --           31,500
         Private placement:
              Cash                                      30,333        303        22,447           --           --           22,750
              Debt issuance expense                       --         --         455,000           --           --          455,000
              Conversion of debentures                  14,000        140       104,860           --           --          105,000
              Exercise of stock options                  4,000         40        44,960           --           --           45,000
         Commission on sale of common stock               --         --          (1,500)          --           --           (1,500)
         Compensation resulting from stock options
              granted                                     --         --          39,000           --           --           39,000
Net loss                                                  --         --            --       (1,279,804)        --       (1,279,804)
                                                     ---------   --------   -----------    -----------    ---------    -----------
Balance, December 31, 1989                             384,439      3,844     9,569,658     (4,844,139)     (12,500)     4,716,863


            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                       STATEMENTS OF STOCKHOLDERS' EQUITY            Page 4 of 5


                                                                                            Deficit
                                                                                          Accumulated
                                                                           Additional     During the
                                                                 Common     Paid-in       Exploration     Treasury
                                                      Shares     Stock      Capital          Stage         Stock         Total
                                                     --------   -------   ------------    ------------    --------    ------------
Sale of underwriter's stock warrants                     --     $  --     $        100    $       --      $   --      $        100
Issuance of common stock:
         Cash                                           4,467        45         45,180            --          --            45,225
         Non-cash - others                                531         5          5,973            --          --             5,978
         Conversion of debentures                       2,133        22         31,978            --          --            32,000
Net loss                                                 --        --             --        (1,171,962)       --        (1,171,962)
                                                     --------   -------   ------------    ------------    --------    ------------
Balance, December 31, 1990                            391,570     3,916      9,652,889      (6,016,101)    (12,500)      3,628,204

Issuance of common stock:
         Cash - others                                 23,995       240         96,691            --          --            96,931
         Cash - related parties                        24,000       240         89,760            --          --            90,000
         Non-cash - others                             15,783       158         59,029            --          --            59,187
         Conversion of debentures                      49,747       498        625,502            --          --           626,000
         Exercise of stock options                      3,333        33         12,467            --          --            12,500
         Conversion of notes payable                    3,333        33         14,967            --          --            15,000
Net loss                                                 --        --             --          (764,926)       --          (764,926)
                                                     --------   -------   ------------    ------------    --------    ------------
Balance, December 31, 1991                            511,761     5,118     10,551,305      (6,781,027)    (12,500)      3,762,896

Issuance of common stock:
         Cash - others                                 26,959       269        169,339            --          --           169,608
         Cash - related parties                         8,400        84         48,916            --          --            49,000
         Non-cash - others                             23,062       231        365,827            --          --           366,058
         Non-cash - related parties                       161         2            604            --          --               606
         Non-cash - exercise of options by related
              parties                                  27,333       273        102,227            --          --           102,500
         Conversion of debentures                       7,200        72        161,928            --          --           162,000
         Commission on sale of common stock -
              related parties                            --        --           (7,123)           --          --            (7,123)
Net loss                                                 --        --             --        (1,343,959)       --        (1,343,959)
                                                     --------   -------   ------------    ------------    --------    ------------
Balance, December 31, 1992                            604,876     6,049     11,393,023      (8,124,986)    (12,500)      3,261,586

Issuance of common stock:
         Cash - others                                 11,645       116        133,848            --          --           133,964
         Cash - related parties                        10,360       104         77,596            --          --            77,700
         Non-cash - others                              2,000        20         14,980            --          --            15,000
         Non-cash - settlement of litigation           13,333       133         99,867            --          --           100,000
         Non-cash - exercise of options by related
              parties                                   2,667        27          9,973            --          --            10,000
         Conversion of debentures                       1,867        19         34,981            --          --            35,000
         Conversion of loan                             1,333        13          9,987            --          --            10,000
Net loss                                                 --        --             --          (797,619)       --          (797,619)
                                                     --------   -------   ------------    ------------    --------    ------------
Balance, December 31, 1993                            648,081     6,481     11,774,255      (8,922,605)    (12,500)      2,845,631


            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                       STATEMENTS OF STOCKHOLDERS' EQUITY            Page 5 of 5


                                                                                              Deficit
                                                                                            Accumulated
                                                                              Additional    During the
                                                                  Common       Paid-in      Exploration     Treasury
                                                      Shares       Stock       Capital         Stage         Stock         Total
                                                     ---------    -------    -----------    ------------    --------   ------------
Retirement of treasury stock                              (666)   $    (7)   $   (12,493)   $       --      $ 12,500   $       --
Net loss                                                  --         --             --          (381,596)       --         (381,596)
                                                     ---------    -------    -----------    ------------    --------   ------------
Balance, December 31, 1994                             647,415      6,474     11,761,762      (9,304,201)       --        2,464,035

Issuance of common stock:
     Settlement of claims by joint venture partner      80,000        800        935,200            --          --          936,000
     Repayments of loan from joint venture partner      42,667        427        498,773            --          --          499,200
     Repayments of long-term loans from related
         parties and accrued interest                  115,730      1,157        675,868            --          --          677,025
     Exchange of shares for profit participation
         interests                                      36,000        360           (360)           --          --             --
Net loss                                                  --         --             --        (1,641,944)       --       (1,641,944)
                                                     ---------    -------    -----------    ------------    --------   ------------
Balance, December 31, 1995                             921,812      9,218     13,871,243     (10,946,145)       --        2,934,316

Issuance of common stock for:
Cash                                                    23,379        234        297,366            --          --          297,600
     Services and interest                              49,547        495        561,942            --          --          562,437
     Conversion of convertible notes                    57,263        573        557,747            --          --          558,320
     Repayments of loan from joint venture partner      30,880        309        361,566            --          --          361,875
     Repayments of long-term loans from related
  party                                                124,892      1,249      1,462,332            --          --        1,463,581
Net loss                                                  --         --             --        (1,314,104)       --       (1,314,104)
                                                     ---------    -------    -----------    ------------    --------   ------------
Balance, December 31, 1996                           1,207,773     12,078     17,112,196     (12,260,249)       --        4,864,025

Issuance of common stock for:
     Extension of lease rights                           1,386         14         12,986            --          --           13,000
     Conversion of note payable                        102,564      1,025        598,975            --          --          600,000
     Conversion of debt                                  6,667         67         50,433            --          --           50,500
     Acquisition of joint venture                         --         --          615,774            --          --          615,774
Net loss                                                  --         --             --        (1,908,475)       --       (1,908,475)
                                                     ---------    -------    -----------    ------------    --------   ------------
Balance, December 31, 1997                           1,318,390     13,184     18,390,364     (14,168,724)       --        4,234,824

Net loss                                                  --         --             --        (1,531,317)       --       (1,531,317)
                                                     ---------    -------    -----------    ------------    --------   ------------
BALANCE, DECEMBER 31, 1998                           1,318,390     13,184     18,390,364     (15,700,041)       --        2,703,507
Rounding of shares due to reverse split                    377          4             (4)           --          --

Net  Loss                                                 --         --             --          (501,926)       --         (501,926)
                                                     ---------    -------    -----------    ------------    --------   ------------
BALANCE, DECEMBER 31, 1999                           1,318,767    $13,188    $18,390,360    $(16,201,967)   $   --     $  2,201,581
                                                     =========    =======    ===========    ============    ========   ============

            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                            STATEMENTS OF CASH FLOWS                 Page 1 of 2


                                                                                                                      Cumulative
                                                                                                                    December 1, 1977
                                                                                             Years Ended              (inception)
                                                                                             December 31                Through
                                                                                       1999              1998      December 31, 1999
                                                                                   ------------      ------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net loss                                                                    $   (501,926)     $ (1,531,317)   $(16,201,967)
       Adjustments to reconcile net loss to net cash used in operating activities:
                Depreciation and depletion                                               60,746           146,355       2,361,610
                Provision for bad debt                                                     --             350,000         350,000
                Write-down of mining and milling and other property and
                    Equipment                                                           130,000           200,000       1,530,000
                Amortization of debt issuance expense                                      --                --           683,047
                Loss on sale of equipment                                                  --             265,000         265,000
       Value of common stock issued for:
           Services and interest                                                           --                --         1,934,894
           Settlement of litigation                                                        --                --           100,000
           Settlement of claims by joint venture partner                                   --                --           936,000
           Compensation resulting from stock options granted                               --                --           311,900
           Value of stock options granted for services                                     --                --           112,500
           Equity in net (income) loss of joint venture                                    --                --           123,971
           Other                                                                           --                --            (7,123)
       Changes in operating assets and liabilities:
           Prepaid expenses                                                                --                --              --
           Interest accrued on mining reclamation bonds                                  (2,414)           (3,921)        (12,016)
           Accounts payable and accrued expenses                                         34,885           285,010       1,151,265
                                                                                   ------------      ------------    ------------
                Net cash used in operating activities                                  (278,709)         (288,873)     (6,560,919)
                                                                                   ------------      ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Purchases and additions to mining, milling and other property and
           equipment                                                                       --                --        (5,120,354)
       Purchases of mining reclamation bonds, net                                          --                --          (125,000)
       Deferred mine development costs and other expenses                                  --                --          (255,319)
                                                                                   ------------      ------------    ------------
                Net cash used in investing activities                                      --                --        (5,500,673)
                                                                                   ------------      ------------    ------------


            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                            STATEMENTS OF CASH FLOWS                 Page 2 of 2


                                                                                                                     Cumulative
                                                                                                                  December 1, 1977
                                                                                        Years Ended                 (inception)
                                                                                        December 31                   Through
                                                                                 1999                1998        December 31, 1999
                                                                              ------------        ------------   -----------------
      CASH FLOWS FROM FINANCING ACTIVITIES:
       Issuances of common stock                                                      --                  --          8,758,257
       Issuance of underwriter's stock warrants                                       --                  --                100
       Commissions on sales of common stock                                           --                  --           (381,860)
       Purchases of treasury stock                                                    --                  --            (12,500)
       Payments of deferred underwriting costs                                        --                  --            (63,814)
       Proceeds from exercise of stock options                                        --                  --            306,300
       Issuance of convertible debentures and notes                                   --                  --          1,505,000
       Proceeds of advances from joint venture partner                                --                  --            526,288
       Advances to joint venture partner                                              --                  --           (181,017)
       Payments of debt issuance expenses                                             --                  --           (164,233)
       Proceeds of other notes and loans payable                                   278,709             287,795        1,881,778
       Repayments of other notes and loans payable                                    --                  --           (120,000)
       Proceeds of loans from affiliate                                               --                  --             55,954
       Repayments of loans from affiliate                                             --                  --            (48,661)
                                                                              ------------        ------------     ------------
                Net cash provided by financing activities                          278,709             287,795       12,061,592
                                                                              ------------        ------------     ------------

INCREASE (DECREASE) IN CASH                                                           --                (1,078)            --

CASH, BEGINNING OF PERIOD                                                             --                 1,078             --
                                                                              ------------        ------------     ------------

CASH, END OF PERIOD                                                           $       --          $       --       $       --
                                                                              ============        ============     ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW DATA:
       Interest paid                                                          $       --          $       --       $    299,868
                                                                              ============        ============     ============

NON-CASH ITEMS:

     During 1998: The Company sold its Gold Hill Properties with a book value of $1,340,000 for property having a fair market value of $725,000 and a note receivable of $350,000. A loss of $265,000 was recognized on the transaction.


            See auditors' report and notes to financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998




NOTE 1 - BASIS OF PRESENTATION/GOING CONCERN UNCERTAINTY:

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. However, the Company has had recurring losses and cash flow deficiencies since inception. As at December 31, 1999 and 1998, the Company has a cash balance of $0, an accumulated deficit of $16,201,967 and $15,700,041, respectively, current liabilities of $2,553,269 and $2,239,675, respectively, and a working capital deficiency of $2,553,269 and $2,239,675, respectively. The Company was in default on the payment of the principal balance and accrued interest on certain notes and debentures (see Notes 5, 6 and 7). In addition to the payment of its current liabilities, management estimates that the Company will incur general, administrative, and other costs and expenditures, exclusive of any costs and expenditures related to any mining and milling operations or environmental matters (see Note 8B), at the rate of approximately $20,000 per month plus interest during 2000. Such matters raise substantial doubt about the Company's ability to continue as a going concern.

     U.S. Mining Co. ("USM"), a related entity, and USM's affiliates have pledged to provide financing to the Company on an as needed basis through December 31, 2000. The funds received will cover general, administrative and other costs. Additional funds will be needed to support the extraction and milling processes once underway as well as to upgrade the processing facilities to allow for an increase in ore processing capacity.

     There can be no assurance that the Company will have adequate funds available to repay the funds advanced by USM and its affiliates. In the event that the Company defaults on its obligations, USM may foreclose on the assets of the Company. Such foreclosure actions would have a material adverse effect on the future operations of the Company.

     Substantially all of the $4,617,834 of mineral properties and equipment included in the accompanying balance sheet as of December 31, 1999, is related to exploration properties. The ultimate realization of the Company's investment in exploration properties and equipment is dependent upon the success of future property sales, the existence of economically recoverable reserves, the ability of the Company to obtain financing or make other arrangements for development, and upon future profitable production.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


     (a)  Organization:

          WCM Capital, Inc. (formerly Franklin Consolidated Mining Co., Inc.) (the "Company") originally incorporated on December 1, 1976 under the laws of the State of Delaware, is engaged in the exploration, development and mining of precious and non-ferrous metals, including gold, silver, lead, copper and zinc. The Company owns or has an interest in a number of precious and non-ferrous metal properties. The Company's principal mining properties are (i) the Franklin Mines, located near Idaho Springs in Clear Creek County, Colorado, for which the Company acquired the exclusive right to explore, develop, mine, and extract all minerals located in approximately 51 mining claims (the "Franklin Mines"), (ii) the Franklin Mill, a crushing and flotation mill which is located on the site of the Franklin Mines (the "Franklin Mill"), and up until its sale on June 5, 1998 (iii) the Gold Hill Mill (see Note 2d), a fully permitted modern facility located in Boulder County, Colorado (the "Gold Hill Mill"). The Company is an exploration stage enterprise because it did not generate any significant revenues through December 31, 1999.

          During October 1998, the Company's shareholders approved an amendment to its certificate of incorporation changing the name of the Company to WCM Capital, Inc.

     (b)  Accounting Estimates:

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):


     (c)  Mining, Milling and Other Property and Equipment:

          Mining, milling and other property and equipment are recorded at cost. Costs incurred to acquire, explore, improve and develop mining and milling properties are capitalized and amortized in relation to the production of estimated reserves. Mine development expenditures incurred substantially in advance of production are deferred on an individual property basis until the viability of a property is determined. When a property is placed in commercial production, such deferred costs are depleted using the units-of-production method. General exploration costs and costs to maintain the mineral rights and leases are expensed as incurred. Management of the Company periodically reviews the recoverability of the capitalized mineral properties and mining equipment. Management takes into consideration various information including, but not limited to, historical production records taken from previous mine operations, results of exploration activities conducted to date, estimated future prices and reports and opinions of outside geologists, mine engineers, and consultants. When it is determined that a project or property will be abandoned or its carrying value has been impaired, a provision is made for any expected loss on the project or property.

          Post-closure reclamation and site restoration costs are estimated based upon environmental and regulatory requirements and accrued over the life of the mine using the units-of-production method. Current expenditures relating to ongoing environmental and reclamation programs are expensed as incurred.

          Depletion of mining and milling improvements and mine development expenditures is computed using the units of production method based on probable reserves (there was no charge for depletion in 1999 and 1998 because the Company's mining and milling operations were not in operation during these years). Depreciation of equipment is computed using the straight-line method over the estimated useful lives of the related assets.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

     (d)  Impairment of Long-Lived Assets:

          The Company has adopted the provisions of FASB Statement of Financial Accounting Standards No. 121, "Accounting of the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (SFAS
          121). Under SFAS 121, impairment losses on long-lived assets are recognized when events or changes in circumstances indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and, accordingly, all or a portion of such carrying value may not be recoverable. Impairment losses then are measured by comparing the fair value of assets to their carrying amounts. It was the Company's determination that due to certain restrictions associated with milling operations in Boulder County, Colorado, the Gold Hill Mill properties would not be placed into operation.  On June 5,  1998  the  Company  sold its  Gold  Hill  Mill
          Properties in exchange for property and equipment having a market value of $725,000 and a 14% note receivable of $350,000. As of December 31, 1998, (a) the $350,000 note was reduced to $0 and (b) a $200,000 impairment loss was taken against the $725,000 of equipment acquired. During 1999 an additional $130,000 impairment loss was taken against the Company's mining, milling and other property and equipment.

     (e)  Revenue Recognition:

          Revenues, if any, from the possible sales of mineral concentrates will be recognized by the Company only upon receipt of final settlement funds from the smelter.

     (f)  Environmental Remediation Costs:

          Environmental remediation costs are accrued based on estimates of known environmental remediation exposures. Ongoing environmental compliance costs, including maintenance and monitoring costs are expensed as incurred.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

     (g)  Income Taxes:

          Deferred income taxes are to be provided on transactions, which are reported in the financial statements in different periods than for income tax purposes. The Company utilizes Financial Accounting Board Statement No. 109, "Accounting for Income Taxes," ("SFAS 109"). SFAS 109 requires recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the difference is expected to reverse. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized (see Note 9).

     (h)  Loss Per Common Share:

          The Company has adopted SFAS 128 "Earnings Per Share" ("SFAS 128"), which requires the presentation of "basic" and "diluted" earnings per share on the face of the income statement. Loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during each period. Common stock equivalents have been excluded from the computations since the results would be anti-dilutive. Losses per share have been restated for prior periods to give effect to the reverse stock splits during 1999 and 1998 (see
          Note 10).

     (i)  Fair Value of Financial Investments:

          The carrying amount of the Company's borrowings approximate fair value.

     (j)  Statement of Comprehensive Income:

          SFAS 130 "Reporting Comprehensive Income" prescribes standards for reporting comprehensive income and its components. Since the Company currently does not have any items of comprehensive income, a statement of comprehensive income is not required.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 3 - ACQUISITIONS OF MINING AND MILLING PROPERTIES:

     (a)  Franklin Mines and Mill

          On December 26, 1976, the Company acquired Gold Developers and Producers Incorporated, a Colorado corporation which, prior to the acquisition, leased 28 patented mining claims from Audrey and David Hayden and Dorothy Kennec pursuant to a mining lease and option to purchase, dated November 12, 1976 (hereinafter collectively referred to as the "Hayden/Kennec Leases"). In 1981, the Company commenced a rehabilitation program to extend and rehabilitate the shafts and tunnels in place at the Franklin Mines, install the Franklin Mill, and search for and delineate a commercial ore body. In 1983, the Company completed the Franklin Mill.

     (b)  Joint Venture

          In February 1993, the Company entered into a joint venture arrangement with Island Investment Corp., a Nevada corporation ("Island"), pursuant to which the parties formed Zeus No. 1 Investments, a California general partnership (the "Joint Venture"). The Company had a 17.5% interest in the Joint Venture, and Island had the remaining 82.5% interest. The Joint Venture was formed to develop the Franklin Mines and related assets of the Company. In May 1993, Island assigned its interest in the Joint Ventures to Gems and Minerals Corp., ("Gems") a wholly owned subsidiary of Island. On July 15, 1996, Gems transferred 31.5% of its 82.5% interest in the Joint Venture to Nuco Ventures, Inc., a Delaware Company, and wholly owned subsidiary of Gems ("Nuco").

          During 1997, in a step transaction, Gem and Nuco's aggregate 82.5% interest in the Joint Venture was acquired by U.S. Mining, Inc., a New Jersey corporation ("USM"). USM assigned the acquired interest to the Company in exchange for the assumption by the Company of certain liabilities. Upon the acquisition of the 82.5% interest of the Joint Venture by the Company, the relationship with Gems was terminated and the Joint Venture was effectively dissolved.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 3 - ACQUISITIONS OF MINING AND MILLING PROPERTIES (continued):

          In conjunction with these transactions, the Company:

          Acquired mine and mill improvements having a net book value of
          (See Note 4)                                                                                        $ 780,787

          Eliminated the Joint Venture deficit of $123,971, after giving effect
          to equity in net income of Joint Venture of $9,249 for 1997                                           123,971

          Eliminated a $458,567 liability which represented the
          remainder of a note and related accrued  interest payable to a
          subsidiary of Gems in conjunction with the acquisition of the Gold Hill Mill                          458,567

          Eliminated a $229,204 receivable from Gems                                                           (229,204)

          Assumed notes payable - other of $87,000 and related accrued
          interest on these notes of $16,858 (see Note 5)                                                      (103,858)

          Assumed a liability of $408,482 payable to POS Financial, Inc.
          (See Note 7)                                                                                         (408,482)

          Assumed a liability of $20,255 associated with the Joint
          Venture less other items of $14,248                                                                    (6,007)
                                                                                                              ---------

          The net amount of $615,774 was credited to additional paid-in capital                               $ 615,774
                                                                                                              =========

     (c)  Gold Hill Mill

          On July 3, 1996, the Company acquired the Gold Hill Mill from a wholly-owned subsidiary of Gems, in exchange for an 8% mortgage note with an initial principal balance of $2,500,000. The Gold Hill Mill is a fully permitted milling facility located in Boulder, Colorado.

          At December 31, 1997, the Company reduced by $1,200,000 the carrying value of certain of the Gold Hill Mill assets to $1,340,000, which approximates management's estimate of fair value. All the Gold Hill assets were sold during 1998 (see Note 2).

     (d)  Mogul Mines

          On September 26, 1996, the Company acquired a 20% interest in Newmineco, an inactive company, by issuing a 9.5% note payable with a principal balance of $600,000. Newmineco represented that it held the exclusive mining rights related to the Mogul Mines in the Spencer Mountains of Colorado. Because of certain permitting and other problems in the Mogul Mines, the purchase price to the Company was reduced to $150,000 in 1996, and the investment was written down to zero as of December 31, 1997.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 4 - MINING, MILLING AND OTHER PROPERTY AND EQUIPMENT:

          Mining, milling and other property and equipment, consist of the following at December 31:

                                                           1999          1998
                                                        ----------    ----------

          Machinery and equipment                       $1,617,220    $1,747,220
          Mine and mill improvements (a)                 5,071,065     5,071,065
          Furniture and fixtures                            11,714        11,714
          Automotive equipment                              84,096        84,096
                                                        ----------    ----------
                                                         6,784,095     6,914,095
          Less: accumulated depreciation and depletion   2,166,261     2,105,515
                                                        ----------    ----------
                                                        $4,617,834    $4,808,580
                                                        ==========    ==========



     (a) Includes mine and mill improvements of $780,787 in connection with the termination of the Joint Venture (see Note 3).

          During  the  years  ended  December  31,  1999 and 1998,  the  Company
          expended   $34,812  and   $62,560,   respectively   on   environmental
          remediation costs and mine expenses.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 5 - NOTES PAYABLE - RELATED PARTY AND OTHERS:

          Notes payable related party and others consist of the following at December 31, 1999 and 1998:


          12% unsecured demand notes due to the Company's
             former President and his affiliated entity          $ 71,965
          Secured promissory note (a)                              60,000
          Unsecured promissory notes (b)                           87,000
                                                                 --------
                                                                 $218,965

     (a) The outstanding principal balance of the note became payable on July 18, 1996 and the Company is in default. The note is guaranteed by certain officers of Gems and is collateralized through a subordinated security interest in the Company's mining reclamation bond. Interest on the note is payable based on the rate of interest applicable to the mining reclamation bond (8% at December 31, 1999).

     (b) This principal amount represents four unsecured promissory notes. The Company assumed these obligations on November 25, 1997, as part of the acquisition from USM of the remaining interest in the Joint Venture (see Note 3). These notes were in default when assumed by the Company, and remain in default as of December 31, 1999. Interest is being accrued at 8%.

          Accrued interest on the above notes at December 31, 1999 and 1998 aggregated approximately $66,000 and $45,600 respectively.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 6 - CONVERTIBLE DEBENTURES AND OTHER CONVERTIBLE DEBT:

          The Company's convertible debt at December 31, 1999 and 1998 consists of:

          12.25% convertible debenture originally due 12/31/94          $145,000

          As of December 31, 1999 and 1998, the Company was in default with respect to the payment of the $145,000 principal balance of the debenture and accrued interest of approximately $84,000 and $67,000, respectively. As a result of its default, the Company may be subject to legal proceedings by the Transfer Agent/Trustee under the Indenture Agreement or from debentureholders seeking immediate repayment of principal plus interest and other costs. Management cannot assure that there will be funds available for the required payments or what the effects will be of any actions brought by or on behalf of the debentureholders (see Note 8c).

          In September 1996, the Company acquired its 20% interest in Newmineco by issuing a 9.5% note payable to Gems with a principal balance of $600,000. This note could be converted to common stock at the Company's option on or after January 1, 1997. On February 10, 1997, the Company notified the assignees that it had elected to convert the principal balance of the 9.5% note into 102,564 shares of common stock, as adjusted based on the conversion rate of $5.85, per share as adjusted. As a result of problems concerning permitting and various other issues related to the Mogul Mines, the purchase price was reduced to $150,000 on December 31, 1996 and to $-0- on December 31, 1997 (see Note 3). The $450,000 (1996) and $150,000 (1997) reductions in the purchase price were effectuated through an equivalent reduction in the principal balance of an 8% mortgage note that was payable to an affiliate of Gems by the Company.

NOTE 7 - NOTE PAYABLE - RELATED PARTY:

          The Company had outstanding an 8% promissory note balance of $955,756, at December 31, 1997, which represents monies advanced to the Company by an affiliated entity, POS Financial, Inc. ("POS"), a New Jersey corporation and obligations assumed in connection with the contributions of Joint Venture interests (see Note 3). The note was payable on May 4, 1998, and is secured by all the Company's mining claims and mining properties, as well as its interests in the Hayden/Kennec Leases. The note is subject to successive 30-day extensions throughout 1998 and 1999 upon the mutual agreement of the maker and lender for no additional consideration. On March 5, 1998, POS assigned this note to USM. Both POS and USM are considered related parties because they are owned by a director of WCM

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 7 - NOTE PAYABLE - RELATED PARTIES (continued):

          and can  exert  significant  influence  over the  Company.  Additional amounts were loaned to the Company by USM during 1998 and 1999. The balance due on the note at December 31, 1999 aggregated $1,470,295 plus accrued interest of $198,745. The balance due on the note at December 31, 1998 aggregated $1,191,586 plus accrued interest of $91,950.

NOTE 8 - COMMITMENTS AND CONTINGENCIES:

     (a)  Lease Agreements:

          The original Hayden/Kennec Leases provided for payment by the Company of certain liabilities relating to the leased property and a minimum royalty payment of $2,000 per month or 5% of the Company's net smelter royalties realized from production, whichever is greater to Mrs. Hayden and Mrs. Kennec. The original Hayden/Kennec Leases expired in November 1996, at which time the Company had the option to purchase the leasehold rights for a purchase price of $1,250,000 less any royalties previously paid as of the expiration date. As of November 1996, the Company had paid approximately $480,000 in royalties.

          On November 19, 1996, the Company entered into an amendment to the Hayden/Kennec Leases with Dorothy Kennec (the "Kennec Amendment"). Pursuant to the terms of the Kennec Amendment, Kennec agreed to extend the term as it relates to her portion of the leasehold rights through November 12, 1997. In consideration for such extension, the Company agreed to increase the royalty payment due to Kennec under the original Hayden/Kennec Leases from $1,000 to $2,000 per month and to issue to Kennec 1,387 shares of the common stock of the Company valued at $9.37 per share as adjusted, having an aggregate value of $13,000. All of the payments made under the Kennec Amendment plus the value of the shares issued thereunder are to be further applied against the buy-out price of the property under the original Hayden/Kennec Leases. The 1,387 shares of common stock were issued on April 9, 1997.

          To further secure the Company and the Joint Venture, Gems entered into an agreement on December 21, 1995 to purchase Hayden's interest thereto (the "Hayden Interests") for a purchase price of $75,000. Gems made an initial payment of $5,000 to Hayden and the remainder of the purchase price was to be paid on or prior to the expiration date of the Hayden/Kennec Leases. Gems advised the Company that under Colorado law, if an owner

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 8 - COMMITMENTS AND CONTINGENCIES (Continued):

          of 50% of mineral rights desired to exploit those rights, then the remaining 50% owner could not object to the exploitation of the rights, provided the non-participating owner received 50% of the net profits generated from such exploitation. Therefore, Gems informed the Company that it believed that with the acquisition of the Hayden interest, together with the portion of the Hayden/Kennec Leases owned by Kennec, the Company and the Joint Venture would have adequate access to the minerals during the remainder of the term of the Hayden/Kennec Leases on a continuing basis.

          On November 12, 1997, Gems had failed to comply with the terms of the Hayden/Kennec-Gems Purchase Agreement. On November 13, 1997, Hayden entered into an agreement to sell the Hayden interests to USM for a purchase price of $75,000 (the "Hayden-USM Purchase Agreement"). The purchase price is evidenced by a note, due on February 2, 1998. Payment on the note has been extended until USM receives a report of clear title.

          Upon the execution of the Hayden-USM Purchase Agreement, USM agreed to extend the Hayden/Kennec Leases upon the same terms and conditions currently in effect through March 13, 1998 (the "Extended Expiration Date"). As of December 31, 1999 USM had yet to receive clear title but continued to make Purchase Agreement extension payments.

          While the Company has extended the term of the Hayden/Kennec Leases, as amended through March 13, 1998, in the event that it shall expire or otherwise terminate, any improvements made on the property become the property of the lessor without any further compensation to the Company and the lessor would have to reclaim the property in accordance with the State of Colorado Division of Minerals and Geology (the "DMG") requirements in effect at the time of such expiration or termination. Thus, the likelihood that the Company would recover fixtures and other equipment on the property may be minimal.

          The Company pays a monthly rental of $3,500 (on a month to month basis) for the office space, secretarial and other services provided to the Company pursuant to an oral agreement with a non-affiliate. Rent expense was $41,000 and $33,450 in 1999 and 1998, respectively.

     (b)  Environmental Matters:

          During 1999, inspections of the Franklin Mining properties revealed that certain drainage problems and substandard linings at the tailings disposal areas created potential hazards and that protection measures are required.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 8 - COMMITMENTS AND CONTINGENCIES (Continued):

          The Company received a letter dated March 9, 2000 from the Colorado Division of Minerals and Geology (the "DMG") which sets forth the measures which must be taken by the Company to bring the site into compliance with groundwater regulations and to stabilize the tailings pond and site. In the event the Company completes all of the required actions by May 30, 2000, a Temporary Cessation order will be granted by DMG. In the event a Temporary Cessation is granted, no further reclamation work or mining work would be required for the duration of the Temporary Cessation, beyond basic maintenance and reclamation required to keep the site from further deterioration.

     (c)  Litigation:

          The Company is involved in various litigation as explained below:

     (i) The Company and others were defendants in an action related to a dispute over fees for engineering consulting services. The parties settled this matter in September 1999 and the litigation was discontinued.

          During 1998, $100,000 of other expenses was accrued in connection with this litigation. Such accrual was reversed in 1999 when the litigation was settled.

     (ii) In September 1997, certain of the Company's 12.25% Convertible Debenture holders (see Note 6) instituted an action against the Company for payment of approximately $42,500 principal amount of its 12.25% Convertible Debentures plus accrued and unpaid interest totaling approximately $13,000 and other costs and expenses related thereto. The Company has answered the aforesaid complaint. A default judgment was entered against the Company in the amount of $42,500 plus interest, costs and disbursements. The Company and USM have been negotiating with the debenture holders but to this point no settlement agreement has been reached. The continued default of the Company could result in the Company being subject to additional legal proceedings. In addition, there is no assurance that funds will be available to cure the default or reach an acceptable settlement.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 8 - COMMITMENTS AND CONTINGENCIES (Continued):


    (iii) On or about May 14, 1998, Redstone Securities Inc. ("Redstone") commenced an action against the Company in connection with an Investment Banking Agreement dated August 28, 1996, between Redstone and the Company. On or about July 31, 1998, the Company answered the complaint and filed a cross complaint against Redstone. In September 1999, the matter was settled whereby the Company agreed to lift the stop transfer order on the shares held by Redstone to allow Redstone the ability to sell those shares to an unaffiliated third party.

     (d)  NASDAQ Notification:

          During 1998 and 1999, the Company received notification letters from NASDAQ informing them that the Company's common stock was not in compliance with the NASDAQ small-cap market price requirement of $1.00, which became effective on February 23, 1998.

          In order to mitigate the minimum bid price requirement the Company effectuated reverse stock splits during 1998 and 1999 (see Note 10). After each reverse split the Company's stock price remained above the $1.00 minimum bid price requirement for the necessary ten-day period.

          While the Company is currently in compliance with the minimum bid price requirement, there can be no assurance in the future that it will be able to maintain such compliance.

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 9 - INCOME TAXES:

          As of December 31, 1999, the Company had federal net operating loss carryforwards of approximately $13,500,000 available to reduce future federal taxable income, which, if not used, will expire at various dates through December 31, 2019. Changes in the ownership of the
          Company  may  subject   these  loss   carryforwards   to   substantial
          limitations.

          The Company has offset the deferred tax asset attributable to the potential benefits from such net operating loss carryforwards and the reduction in carrying value by an equivalent valuation allowance due to the uncertainties related to the extent and timing of its future taxable income. There are no other material temporary differences.

                                                                   Deferred Tax Valuation
                                                                      Asset      Allowance
                                                                   ----------   ----------
          Balance at January 1, 1998, attributable to federal
          net operating loss carry forward                         $3,578,000   $3,578,000
          Increase in federal net operating loss, year ended
          December 31, 1998                                           861,000      861,000
          Write down of equipment received as part of
          Sale of Gold Hill                                            70,000       70,000
                                                                   ----------   ----------
          Balance at December 31, 1998                              4,509,000   4,4509,000

          Increase in Federal net operating loss,
          Year ended December 31, 1999                                210,000      210,000
                                                                   ----------   ----------
          Balance at December 31, 1999                             $4,719,000   $4,719,000
                                                                   ==========   ==========

NOTE 10 - STOCKHOLDERS' EQUITY:

     (a)  Reverse Stock Splits:

          On May 26, 1998, the Company effectuated a twenty-five-for-one reverse stock split. On December 20, 1999, the Company effectuated a three-for-one reverse stock split. The accompanying financials give retroactive effect to these reverse stock splits.

     (b)  Common Stock Reserved for Issuance:

          At December 31, 1999 and 1998, there were 3,867 shares of common stock reserved for issuance upon the exercise of the 12.25% $145,000 convertible debentures (See Note 6).

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 10 - STOCKHOLDERS' EQUITY (Continued):

     (c)  Issuances of Common Stock

          From December 1, 1977 (inception) through December 31, 1999, the Company issued common stock for:

                                                                            Shares         Amount
                                                                         ------------    ------------
          Cash, including net proceeds of $283,995 from
             Public offering                                                  355,648    $  8,758,256
          Exercise of stock options                                            46,298         792,250
          Commissions of sales of common stock                                   --          (451,483)
          Purchase and retirement of treasury stock                              (666)        (12,500)

          Non-cash, other than related parties:
                            Services and property                             165,582       1,673,394
                            Conversion of debentures and notes payable        246,107       2,648,820
                            Stock options and stock warrants granted             --            39,100
                            Settlement of litigation and other                 13,710         100,000

          Non-cash, related parties:
                            Services and property                              97,919         918,030
                            Settlement of claims by related parties            80,000         936,000
                       Repayment of related party loans                       314,169       3,001,681
                                                                         ------------    ------------
                                                                            1,318,767    $ 18,403,548
                                                                         ============    ============

NOTE 11 - SUBSEQUENT EVENTS

               On January 18, 2000, the Company, USM and USM's sole shareholder ("Martucci") entered into an agreement whereby the Company agreed to acquire USM in exchange for 7,473,013 shares of the Common Stock or approximately 85% of the Company's then issued and outstanding common stock (the "Transaction"). The agreement may be terminated by unanimous consent of the parties, in the event of a breach of the terms of the contract by any of the parties, in the event of an injunction preventing the closing or if the closing has not occurred on or before July 16, 2000. As a condition to closing, the Company must seek shareholder approval of the Transaction. In addition, the Company has agreed to grant Martucci piggyback and demand registration rights with respect to the shares he is to

                                WCM CAPITAL, INC.
                         (An Exploration Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 11 - SUBSEQUENT EVENTS (Continued):


               receive in the Transaction. The Company has filed a proxy statement with respect to the Transaction which is currently subject to a review by the staff of the Securities and Exchange Commission ("Commission"). Upon approval of the proxy statement by the Commission the Company will submit the Transaction to its shareholders for approval.

                                WCM CAPITAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            CONDENSED BALANCE SHEETS
                                   (Unaudited)

                                                                      APPENDIX D
                                                               10QSB - 3/31/2000


                                     ASSETS
                                                               March 31,     December 31,
                                                                 2000            1999
                                                             ------------    ------------
CURRENT ASSETS:
  Cash and cash equivalents                                  $       --      $       --
                                                             ------------    ------------

  TOTAL CURRENT ASSETS                                               --              --

  Mining, milling and other property and equipment,
    net of accumulated depreciation and depletion of
    $2,179,709 and $2,166,261                                   4,604,386       4,617,834
  Mining reclamation bonds                                        137,701         137,016
                                                             ------------    ------------

                                                             $  4,742,087    $  4,754,850
                                                             ============    ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                      $    699,289    $    689,049
  Payroll and other taxes payable                                  29,960          29,960
  Convertible debentures                                          145,000         145,000
  Notes payable - related party and others                        218,965         218,965
  Note payable - related party                                  1,627,438       1,470,295
                                                             ------------    ------------

  TOTAL CURRENT LIABILITIES                                     2,720,652       2,553,269
                                                             ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share;
    40,000,000 shares authorized; 1,318,767 shares
    issued and outstanding                                         13,188          13,188
  Additional paid-in capital                                   18,390,360      18,390,360
  Deficit accumulated during the development stage            (16,382,113)    (16,201,967)
                                                             ------------    ------------

                                                                2,021,435       2,201,581
                                                             ------------    ------------

                                                             $  4,742,087    $  4,754,850
                                                             ============    ============



                  See notes to condensed financial statements.

                                WCM CAPITAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                  AND PERIOD FROM DECEMBER 1, 1976 (INCEPTION)
                                TO MARCH 31, 2000
                                   (Unaudited)


                                                                                                 Cumulative
                                                                                                    from
                                                                     2000            1999         Inception
                                                                 ------------    ------------    ------------
REVENUES:
  Sales                                                          $       --      $       --      $    876,082
  Interest income                                                         685             399         551,794
  Other income                                                           --              --            79,397
                                                                 ------------    ------------    ------------

                                                                          685             399       1,507,273
                                                                 ------------    ------------    ------------

EXPENSES:
  Mine expenses and environmental remediation costs                       480          14,677       3,621,590
  Write-down of mining and milling and other property
    and equipment                                                        --              --         1,795,000
  Depreciation and depletion                                           13,447           6,677       2,375,057
  General and administrative expenses                                 126,768          25,642       6,608,973
  Interest expense                                                     40,137          34,599       1,326,569
  Amortization of debt issuance expense                                  --              --           683,047
  Equity in net loss and settlement of claims of Joint Venture           --              --         1,059,971
  Other                                                                  --              --           419,179
                                                                 ------------    ------------    ------------

                                                                      180,832          81,595      17,889,386
                                                                 ------------    ------------    ------------

NET LOSS                                                         $   (180,147)   $    (81,196)   $(16,382,113)
                                                                 ============    ============    ============


BASIC LOSS PER COMMON SHARE                                      $       (.14)   $       (.06)
                                                                 ============    ============


WEIGHTED AVERAGE SHARES OUTSTANDING                                 1,318,767       1,318,767
                                                                 ============    ============



                  See notes to condensed financial statements.

                                WCM CAPITAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                  AND PERIOD FROM DECEMBER 1, 1976 (INCEPTION)
                                TO MARCH 31, 2000
                                   (Unaudited)

                                                                                            Cumulative
                                                                                               from
                                                                2000            1999         Inception
                                                            ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                  $   (180,147)   $    (81,196)   $(16,382,113)
  Adjustments to reconcile net loss to net cash used in
    Operating activities:
      Depreciation and depletion                                  13,447           6,677       2,375,056
      Provision for bad debt                                        --              --           350,000
      Write-down of mining and milling and other
        Property and equipment                                      --              --         1,530,000
      Amortization of debt issuance expense                         --              --           683,047
      Loss on Sale of Equipment                                     --              --           265,000
  Value of common stock issued for:
        Services and interest                                       --              --         1,934,894
        Settlement of litigation                                    --              --           100,000
        Settlement of claims by joint venture partner               --              --           936,000
        Compensation resulting from stock options granted           --              --           311,900
        Value of stock options granted for services                 --              --           112,500
        Equity in net loss of joint venture                         --              --           123,971
        Other                                                       --              --            (7,123)
      Changes in operating assets and liabilities:
         Interest accrued on mining reclamation bonds               (685)           (399)        (12,701)
         Accounts payable and accrued expenses                    10,240         (47,047)        961,505
                                                            ------------    ------------    ------------
  NET CASH USED IN OPERATING ACTIVITIES                         (157,145)       (121,965)     (6,718,064)
                                                            ------------    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases and additions to mining, milling and other
    Property and equipment                                          --              --        (5,120,354)
  Purchases of mining reclamation bonds, net                        --              --          (125,000)
  Deferred mine development costs and other expenses                --              --          (255,319)
                                                            ------------    ------------    ------------
  NET CASH USED IN INVESTING ACTIVITIES                             --              --        (5,500,673)
                                                            ------------    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuances of common stock                                         --              --         8,758,257
  Issuance of underwriter's stock warrants                          --              --               100
  Commissions on sales of common stock                              --              --          (381,860)
  Purchases of treasury stock                                       --              --           (12,500)
  Payments of deferred underwriting costs                           --              --           (63,814)
  Proceeds from exercise of stock options                           --              --           306,300
  Issuance of convertible debentures and notes                      --              --         1,505,000
  Proceeds of advances from joint venture partner                   --              --           526,288
  Advances to joint venture partner                                 --              --          (181,017)
  Payments of debt issuance expenses                                --              --          (164,233)
  Proceeds of other notes and loans payable                      157,145         121,965       2,038,923
  Repayments of other notes and loans payable                       --              --          (120,000)
  Proceeds of loans from affiliate                                  --              --            55,954
  Repayments of loans from affiliate                                --              --           (48,661)
                                                            ------------    ------------    ------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES                      157,145         121,965      12,218,737
                                                            ------------    ------------    ------------

                                   (Continued)

                                WCM CAPITAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                  AND PERIOD FROM DECEMBER 1, 1976 (INCEPTION)
                                TO MARCH 31, 2000
                                   (Unaudited)



                                                                                            Cumulative
                                                                                               from
                                                                2000            1999         Inception
                                                            ------------    ------------    ------------
DECREASE IN CASH                                            $       --      $       --      $       --

CASH - beginning of period                                          --              --              --
                                                            ------------    ------------    ------------

CASH - end of period                                        $       --      $       --      $       --
                                                            ============    ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW DATA:
  Interest paid                                             $       --      $       --      $    299,868
                                                            ============    ============    ============


                  See notes to condensed financial statements.

                                WCM CAPITAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2000


NOTE 1 - UNAUDITED INTERIM FINANCIAL STATEMENTS

     In the opinion of management, the accompanying unaudited condensed financial statements reflect all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of WCM CAPITAL, INC. (the "Company") as of March 31, 2000, and its results of operations and cash flows for the three months ended March 31, 2000 and 1999. Information included in the condensed balance sheet as of December 31, 1999 has been derived from the audited balance sheet in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 (the "10-KSB") filed with the Securities and Exchange Commission. Certain terms used herein are defined in the 10-KSB. Accordingly, these unaudited condensed financial statements should be read in conjunction with the financial statements, notes to financial statements and the other information in the 10-KSB.

     The results of operations for the three months ended March 31, 2000 are not necessarily indicative of the results of operations for the full year ending December 31, 2000.

NOTE 2 - BASIS OF PRESENTATION

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. However, the Company has had recurring losses and cash flow deficiencies since inception. As at March 31, 2000, the Company has an accumulated deficit of $16,382,114, current liabilities of $2,720,652, and a working capital deficiency of $2,720,652. Also, the Company was in default on the payment of the principal balance and accrued interest on certain notes and debentures and certain accounts payable are past due. In addition to the payment of its current liabilities, management estimates that the Company will incur general, administrative, and other costs and expenditures, exclusive of any costs and expenditures related to any mining and milling operations, at the rate of approximately $20,000 per month plus interest during 2000. Such matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of the above uncertainty.

     U.S. Mining Co. and its affiliates have pledged to provide financing to the Company on an as needed basis until on or about December 31, 2000. The funds received from USM and its affiliates will cover the general, administrative and other costs approximated at $20,000 per month plus interest. Additional funds will be needed to ready the Franklin Mine and Mill properties for the commencement of extraction and milling and to support the extraction and milling processes once underway as well as to upgrade the processing facilities to allow for an increase in ore processing capacity.

     There can be no assurance that the Company will have adequate funds available to repay the funds advanced by USM and its affiliates. In the event that the Company defaults on its obligations, USM may foreclose on the assets secured by the USM note. Such foreclosure actions by USM would have a material adverse effect on the future operations of the Company and the Company's ability to explore the Franklin Mines.

     Substantially all of the $4,604,386 of mineral properties and equipment included in the accompanying balance sheet as of March 31, 2000, is related to exploration properties. The ultimate realization of the Company's investment in exploration properties and equipment is dependent upon the success of future property sales, the existence of economically recoverable reserves, the ability of the Company to obtain financing or make other arrangements for development, and upon future profitable production.

                                WCM CAPITAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2000



NOTE 3 - NOTES PAYABLE RELATED PARTY AND OTHERS

     Notes payable related party and others consist of the following at March 31, 2000:

          12% unsecured demand note due to an affiliate
          of the former president of the Company                        $ 71,965
          Secured promissory note (a)                                     60,000
          Unsecured promissory notes (b)                                  87,000
                                                                        --------
                                                                        $218,965
                                                                        ========

     (a) The outstanding principal balance of the note became payable on July 18, 1996 and the Company is in default. The note is guaranteed by certain officers of Gems and is collateralized through a subordinated security interest in the Company's mining reclamation bond. Interest on the note is payable based on the rate of interest applicable to the mining reclamation bond.

     (b) This principal amount represents four unsecured promissory notes comprised of one $36,000 note and three $17,000 notes payable. The Company assumed these obligations on November 25, 1997, as part of the acquisition from USM of the remaining interest in the Joint Venture. These notes were in default when assumed by the Company, and remain in default as of March 31, 2000. Interest is being accrued at rates between 8% and 17% per annum.

          Accrued interest on the above notes at March 31, 2000 aggregated approximately $71,000.

NOTE 4 - CONVERTIBLE DEBENTURES

     The Company's convertible debt at March 31, 2000 consist of:

          12.25% convertible debenture originally due 12/31/94          $145,000

     As of March 31, 2000, the Company was in default with respect to the payment of the $145,000 principal balance of the debenture and accrued interest of approximately $88,000. As a result of its default, the Company is subject to and may be subject to further litigation by the Transfer Agent/Trustee under the Indenture Agreement or from debenture holders seeking immediate repayment of principal plus interest and other costs.
     Management cannot assure that there will be funds available for the required payments or what the effects will be of any actions brought by or on behalf of the debenture holders.

NOTE 5 - NOTE PAYABLE - RELATED PARTY

     The Company had outstanding a 8% promissory note balance of $1,627,438, at March 31, 2000, which represents monies advanced to the Company by U.S. Mining, Inc. ("USM") and obligations assumed in connection with the contributions of Joint Venture interests in 1997. The note was payable on May 4, 1998, and is secured by all the Company's mining claims and mining properties, as well as its interests in the Hayden/Kennec Leases. The note is subject to successive 30-day extensions throughout 1998 upon the mutual agreement of the maker and lender for no additional consideration. On March 5, 1998, POS assigned this note to USM. Both POS and USM are considered related parties because they can exert significant influence over the Company. Accrued interest at March 31, 2000 was approximately $229,000.

                                WCM CAPITAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2000



NOTE 6 - COMMITMENTS AND CONTINGENCIES

     (a)  Lease Agreements

          The original Hayden/Kennec Leases provided for payment by the Company of certain liabilities relating to the leased property and a minimum royalty payment of $2,000 per month or 5% of the Company's net smelter royalties realized from production, whichever is greater to Mrs. Hayden and Mrs. Kennec. The original Hayden/Kennec Leases expired in November 1996, at which time the Company had the option to purchase the leasehold rights for a purchase price of $1,250,000 less any royalties previously paid as of the expiration date. As of November 1996, the Company had paid approximately $480,000 in royalties.

          To further secure the ability of the Company and the Joint Venture to utilize the leasehold covered by the Hayden/Kennec Leases, Gems entered into an agreement with Mrs. Hayden to purchase her interest in the Hayden/Kennec Leases (the "Hayden Interest".) Gems had advised the Company that under Colorado Law, if an owner of 50% of mineral rights desires to exploit those rights, then the remaining 50% owner could not object to the exploitation of the rights, provided the non-participating owner received 50% of the net profits generated from such exploitation. Therefore, by acquiring the Hayden Interest, the Company would be free to exploit the leasehold interests comprising the Franklin mining properties irrespective of whether Mrs. Kennec elected not to renew her portion of the Hayden/Kennec Leases or sell her interest to the Company as per the terms of the Agreement. However, on or about November 11, 1997, Gems defaulted on its obligations under the terms of the purchase agreement and the agreement terminated.

          On November 13, 1997, Hayden entered into an agreement to sell the Hayden interests to USM for a purchase price of $75,000 (the "Hayden-USM Purchase Agreement"). The purchase price is evidenced by note, due on February 2, 1998. Upon the execution of the Hayden-USM Purchase Agreement, USM agreed to extend the Hayden/Kennec Leases upon the same terms and conditions currently in effect through March 13th, 1998 (the "Extended Expiration Date"). As of the date hereof, USM has not consummated the transaction contemplated by the Hayden-USM Purchase Agreement; however, it is expected that the transactions will close upon delivery by Hayden of clear title to the interests being conveyed to USM. USM has continued to make royalty payments to Mrs. Hayden as required by the Hayden-USM Purchase Agreement. As of the date hereof, the Company has been advised by USM that the Hayden-USM Purchase Agreement is in full force and effect.

          On or about November 19, 1996, the Company entered into an agreement with Mrs. Dorothy Kennec to extend her portion of the Hayden/Kennec Leases through November 12, 1997. This agreement was further extended through March 12, 1998; however, as of the date hereof, Mrs. Kennec has granted no further extensions. There can be no assurance that the Company and Mrs. Kennec will come to any agreement with respect to the use of her leasehold interest or to purchase her interest in the future.

                                WCM CAPITAL, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2000



NOTE 6 - COMMITMENTS AND CONTINGENCIES (Continued)

     (b)  Environmental Matters

          During 1999, inspections of the Franklin Mining properties revealed that certain drainage problems and substandard linings at the tailings disposal areas created potential hazards and that protection measures are required.

          The Company received a letter dated March 9, 2000 from the Colorado Division of Minerals and Geology (the "DMG") which sets forth the measures which must be taken by the Company to bring the site into compliance with groundwater regulations and to stabilize the tailings pond and site. In the event the Company completes all of the required actions by May 30, 2000, a Temporary Cessation order will be granted by DMG. In the event a Temporary Cessation is granted, no further reclamation work or mining work would be required for the duration of the Temporary Cessation, beyond basic maintenance and reclamation required to keep the site from further deterioration

     (c)  Litigation

          In September 1997, certain of the Company's 12.25% Convertible Debenture holders instituted an action against the Company for payment of approximately $42,500 principal amount of its 12.25% Convertible Debentures plus accrued and unpaid interest totaling approximately $13,000 and other costs and expenses related thereto. The Company has answered the aforesaid complaint. Default was entered against the Company in the amount of $42,500 plus interest, costs and disbursements. The Company and USM have been negotiating with the debenture holders but to this point no settlement agreement has been reached. The continued default of the Company could result in the Company being subject to additional legal proceedings. In addition, there is no assurance that funds will be available to cure the default or reach an acceptable settlement.

     (d)  NASDAQ Notification

          During 1998 and 1999, the Company received notification letters from NASDAQ informing them that the Company's common stock was not in compliance with the NASDAQ small-cap market price requirement of $1.00, which became effective on February 23, 1998.

          In order to mitigate the minimum bid price requirement the Company effectuated reverse stock splits during 1998 and 1999. After each reverse split the Company's stock price remained above the $1.00 minimum bid price requirement for the necessary ten-day period.

          While the Company is currently in compliance with the minimum bid price requirement, there can be no assurance in the future that it will be able to maintain such compliance.

                                                                      APPENDIX E


                                U.S. MINING, INC.
                         (An exploration stage company)

                     REPORT ON AUDIT OF FINANCIAL STATEMENTS

                                 MARCH 31, 2000

                                U.S. MINING, INC.



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


Independent Auditor's Report                                                  1

Balance Sheet                                                                 2

Statements of Operations, Years Ended March 31, 2000 and 1999,
   and the Cumulative Period From October 20, 1997 (Inception) to
   March 31, 2000                                                             3

Statements of Shareholder's Deficit, Years Ended March 31, 2000 and 1999, and
   the Cumulative Period from October 20, 1997 (Inception) to March 31, 1998  4

Statements of Cash Flows, Years Ended March 31, 2000 and 1999, and the
   Cumulative Period From October 20, 1997 (Inception) to March 31, 2000      5

Notes to Financial Statements                                                 6

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders
U.S. Mining, Inc.
Springfield, New Jersey


We have audited the accompanying balance sheet of U.S. Mining, Inc. (an exploration stage company) as of March 31, 2000, and the related statements of operations and shareholder's deficit and cash flows for the years ended March 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the accumulated amounts from inception through March 31, 1998, which includes an accumulated deficit as of March 31, 1998 of ($152,447). Those amounts were audited by other auditors whose report has been furnished to us and our opinion insofar as it relates to those accumulated amounts is based solely on the report of the other auditors. The statements of operations and cash flows of U.S. Mining, Inc. for the period October 20, 1997 (inception) through March 31, 1998 were audited by other auditors whose report dated July 9, 1998 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. Mining, Inc. as of March 31, 2000 and the results of its operations and its cash flows for the years ended March 31, 2000 and 1999, in conformity with generally accepted accounting principles.



Certified Public Accountants
May 23, 2000

                                U.S. MINING, INC.
                         (An exploration stage company)

                                  BALANCE SHEET
                                 MARCH 31, 2000


--------------------------------------------------------------------------------
                                     ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
      Cash                                                          $    11,663
--------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
      Loan receivable from related company                            1,825,268
--------------------------------------------------------------------
                                                                     $ 1,836,931
--------------------------------------------------------------------============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      LIABILITIES AND SHAREHOLDER'S DEFICIT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
      Accounts payable and accrued expenses                         $    12,350
--------------------------------------------------------------------------------
      Note payable, Hayden                                               70,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                          82,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Loan payable to shareholder                                     1,998,263
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMITMENTS                                                                  --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER'S DEFICIT
--------------------------------------------------------------------------------
      Common stock, no par value,
--------------------------------------------------------------------------------
         2,500 shares authorized, issued and outstanding                     25
--------------------------------------------------------------------------------
      Deficit accumulated during the exploration stage                 (243,707)
--------------------------------------------------------------------------------
                                                                       (243,682)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     $ 1,836,931
--------------------------------------------------------------------============

--------------------------------------------------------------------------------

See notes to financial statements.

                                U.S. MINING, INC.
                         (An exploration stage company)

                            STATEMENTS OF OPERATIONS


                                                                                                                     Cumulative
                                                                                                                  October 20, 1997
                                                                                                                     (Inception)
                                                                             Years Ended March 31,                     through
---------------------------------------------------------------------------------------------------------------------------------
                                                                          2000                  1999               March 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
---------------------------------------------------------------------------------------------------------------------------------
      Interest                                                         $ 112,334              $  90,352              $ 229,343
---------------------------------------------------------------------------------------------------------------------------------

EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
      Professional fees                                                   11,321                 28,617                115,885
---------------------------------------------------------------------------------------------------------------------------------
      Hayden Purchase Agreement extension payments                        12,000                 12,000                 24,000
---------------------------------------------------------------------------------------------------------------------------------
      Interest                                                           126,863                102,720                257,465
---------------------------------------------------------------------------------------------------------------------------------
                                                                         150,184                143,337                397,350
---------------------------------------------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES                                                 (37,850)               (52,985)              (168,007)
---------------------------------------------------------------------------------------------------------------------------------

INCOME TAXES                                                                 200                    200                    700
---------------------------------------------------------------------------------------------------------------------------------

NET LOSS, as previously reported                                         (38,050)               (53,185)              (168,707)
---------------------------------------------------------------------------------------------------------------------------------

PRIOR PERIOD ADJUSTMENT                                                       --                     --                (75,000)
---------------------------------------------------------------------------------------------------------------------------------

NET LOSS, as restated                                                  $ (38,050)             $ (53,185)             $(243,707)
-----------------------------------------------------------------------=========--------------=========--------------=========


See notes to financial statements.

                                U.S. MINING, INC.
                         (An exploration stage company)

                       STATEMENTS OF SHAREHOLDER'S DEFICIT
                     YEARS ENDED MARCH 31, 2000 AND 1999 AND
                   PERIOD OCTOBER 20, 1997 (INCEPTION) THROUGH
                                 MARCH 31, 1998

                                                                                                     Deficit
                                                                                                   Accumulated
                                                                                                     During
                                                                                Common             Exploration
                                                            Shares               Stock                Stage                 Total
                                                          ---------            ---------            ---------             ---------
BALANCE, October 20, 1997                                        --            $      --            $      --             $      --

    Issuance of common stock, cash                            2,500                   25                   --                    25

    Net loss, as previously stated                               --                   --              (77,472)              (77,472)

    Prior period adjustment                                      --                   --              (75,000)              (75,000)

BALANCE, March 31, 1998, as restated                          2,500                   25             (152,472)             (152,447)

    Net loss                                                     --                   --              (53,185)              (53,185)

BALANCE, March 31, 1999, as restated                          2,500                   25             (205,657)             (205,632)

    Net loss                                                     --                   --              (38,050)              (38,050)
                                                          ---------            ---------            ---------             ---------
BALANCE, March 31, 2000                                       2,500            $      25            $(243,707)            $(243,682)
                                                          =========            =========            =========             =========


See notes to financial statements.

                                U.S. MINING, INC.
                         (An exploration stage company)

                            STATEMENTS OF CASH FLOWS

                                                                                                                  Cumulative
                                                                                                               October 20, 1997
                                                                                                                  (Inception)
                                                                            Years Ended March 31,                   through
                                                                         2000                  1999             March 31, 2000
                                                                     -----------           -----------          --------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                         $   (38,050)          $   (53,185)          $  (243,707)
    Adjustments to reconcile net loss to net cash
    used in operating activities
    Increase (decrease) in accounts payable and
      accrued expenses                                                   (26,435)               34,635                12,350

                  Net cash used in operating activities                  (64,485)              (18,550)             (231,357)

CASH FLOWS FROM INVESTING ACTIVITIES
    Increase in note receivable from related company                    (394,708)             (434,787)           (1,825,268)

                  Net cash used by investing activities                 (394,708)             (434,787)           (1,825,268)

CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in note payable, Hayden                                          --                    --                70,000
    Increase in loan payable, shareholder                                470,829               453,364             1,998,263
    Sale of stock                                                             --                    --                    25

                  Net cash provided by financing activities              470,829               453,364             2,068,288
                                                                     -----------           -----------           -----------


NET INCREASE IN CASH                                                      11,636                    27                11,663

CASH, beginning of period                                                     27                    --                    --
                                                                     -----------           -----------           -----------

CASH, end of period                                                  $    11,663           $        27           $    11,663
                                                                     ===========           ===========           ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
    Interest paid                                                    $        --           $        --           $        --
    Taxes paid                                                               200                   200                   700


See notes to financial statements.

                                U.S. MINING, INC.
                         (an exploration stage company)

                          NOTES TO FINANCIAL STATEMENTS


Note 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF BUSINESS

          The Company was formed on October 20, 1997 as a New Jersey corporation. The Company entered into a Purchase Agreement to acquire an interest in a mineral rights lease (Hayden) located in the county of Clear Creek, Colorado and provides financial assistance to WCM Capital, Inc. (WCM), a related company.

          ACCOUNTING ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          EXPLORATION STAGE

          In accordance with Statement of Financial Accounting Standards No. 7, the Company is being treated as an exploration stage company since inception, October 20, 1997, because it did not generate any significant revenues to date.

Note 2:   LOAN RECEIVABLE

          A loan receivable arising from monies advanced to WCM bears interest at 8%. It is secured by all of WCM's mining claims and mining properties and its interest in certain mineral right leases. The loan has been classified as a long term receivable. The loan is not expected to be repaid before April 2001. The balance includes unpaid interest of approximately $229,000.

Note 3:   NOTE PAYABLE, HAYDEN

          A note payable to Audrey Hayden for the purchase of an interest in a mineral rights lease bears interest at 7% and was due in January 1998. Unpaid interest of approximately $12,000 is included in accounts payable and accrued expenses.

Note 4:   LOAN PAYABLE TO SHAREHOLDER

          The Company has an obligation to the shareholder, which bears interest at 8% relating to open account advances to the Company. The obligation is not expected to be repaid before April 2001. The loan includes unpaid interest totaling $245,115.

          Subsequent to March 1999, two related companies assigned their loans receivable plus unpaid interest from the Company totaling to $1,118,756 and $22,140 respectively, to the Company's shareholder. The accompanying financial statements have been adjusted to reflect the obligation to its shareholder. Demand for repayment of these amounts is not expected to occur before April, 2001.

Note 5:   RELATED PARTY TRANSACTIONS

          See notes 2,4,7 and 8 for related party transactions.

Notes to Financial Statements

Note 6:   FEDERAL AND STATE INCOME TAXES

          The Company has available net operating loss carryforwards of approximately $168,000 and $130,000 as of March 31, 2000 and 1999 for Federal and State income taxes expiring 2020 and 2007, respectively, to offset future taxable income.

          A deferred tax asset of approximately $64,000 and $47,000, less an allowance for the same amount, has been established as of March 31, 2000 and 1999 for carry forward losses not anticipated to be used by their expiration dates.

Note 7:   COMMITMENTS

          The Company, its related companies, and its shareholder have pledged to provide financing to WCM on an as needed basis through December, 2001. These funds will cover the general, administrative and other costs of WCM estimated at $20,000 per month plus interest. Additional monies may be required to help finance the estimated $750,000 needed to fund the reactivation of the Franklin Mine and Milling properties owned by WCM for the commencement of extraction and milling. Additional funds may be required to support the extraction and milling processes once underway as well as to upgrade the processing facilities.

Note 8:   LETTER OF INTENT

          In December 1999, the Company signed a letter of intent whereby 100% of the Company's issued and outstanding shares of common stock would be exchanged by the Company's shareholder for such number of shares of WCM `s common stock, which will approximate 82% of the issued and outstanding shares of WCM immediately following the acquisition.

          Upon the occurrence of the above-mentioned stock exchange, the Company's shareholder loan payable would be contributed as additional paid-in capital.

          The finalization of these negotiations and ultimate execution of the transactions described herein are subject to shareholder and regulatory approval and other uncertainties. Accordingly, no assurance can be provided that such transactions will occur.

Note 9:   PRIOR PERIOD ADJUSTMENT

          The Company incorrectly capitalized an interest in a mineral rights lease whereby under generally accepted accounting principles the cost should have been expensed.